                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X ] Pre-Effective Amendment No.   2    [  ] Post-Effective Amendment No.
                                  -----                                    -----
                        (Check appropriate box or boxes)

Exact Name of Registrant as Specified in Charter:    Area Code and
                                                     Telephone Number:

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.            (816) 531-5575
------------------------------------------------     ---------------------------

Address of Principal Executive Offices: (Number, Street, City, State, Zip Code)

                  4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------

Name and Address of Agent for Service: (Number, Street, City, State, Zip Code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering:            April 16, 2007
                                              ----------------------------------

Title of Securities Being Registered:

        UTILITIES FUND

Calculation of Registration  Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f).

The Registrant hereby amends this  Registration  Statement on such date or dates as may be necessary to delay its effective date until the Registrant  shall file a further amendment which specifically  states that this Registration  Statement shall  thereafter  become  effective  in  accordance  with  Section  8(a) of the
Securities  Act of  1933  or  until  the  Registration  Statement  shall  become effective on such date as the Commission,  acting pursuant to said Section 8(a), may determine.

PROXY STATEMENT/PROSPECTUS

APRIL 13, 2007

IMPORTANT VOTING INFORMATION INSIDE

                                AMERICAN CENTURY MUNICIPAL TRUST

                                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                          American Century Investments
                                4500 Main Street
                              Kansas City, MO 64111

                                 April 13, 2007

Dear Shareholder,

     I would like to invite you to an upcoming  special  meeting of shareholders to be held on June 27, 2007 at 11:30 a.m.  Depending on the funds you hold,  you are being asked to vote on proposed reorganizations and/or reclassifications.  A brief  description  is below and more detailed  information  is contained in the enclosed materials.  The Boards of Directors/Trustees of these funds,  including all of the Independent  Directors/Trustees,  unanimously  approved and recommend that you vote FOR the proposals.

     American  Century®  recently completed a review of its fund line-up and share class offerings. As a result, we are proposing:

     1)   The reorganizations of the Arizona Municipal Bond Fund and the Florida
          Municipal Bond Fund into the Tax-Free Bond Fund; and

     2)   The  conversion  of the Advisor Class shares of the Tax-Free Bond Fund and the Utilities Fund to Investor Class shares (sometimes referred to as reclassifications).

     These  proposals  are  part of a  larger  set of  initiatives  designed  to streamline  American  Century's mutual fund offerings and better align them with investor  buying  preferences  and  market  opportunities.  If these  additional initiatives  apply to your fund,  they will be presented for your  consideration and approval in a separate set of proxy materials.

     Your  vote is  extremely  important,  no  matter  how  large or small  your holdings.  Please review the enclosed  materials and vote online, by phone or by signing and returning your proxy card(s) in the enclosed postage-paid  envelope.
If we do not hear from you after a reasonable  time, you may receive a call from our proxy  solicitor,  Automatic Data Processing,  Inc. (ADP),  reminding you to vote.  If you have any questions or need  assistance  in  completing  your proxy card(s), please contact ADP at 1-877-256-6083.

     Thank you for investing with American Century Investments.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

                             AMERICAN CENTURY FUNDS

                             ARIZONA MUNICIPAL BOND
                             FLORIDA MUNICIPAL BOND
                                  TAX-FREE BOND
                                    UTILITIES

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read all of the proxy materials, you will find a brief overview of the  proposals  below.  The  overview and  accompanying  Q&A contain limited  information,  should be read in conjunction  with, and are qualified by reference  to the more  detailed  information  contained  elsewhere in the Proxy
Statement/Prospectus.

     o    Shareholders of Arizona  Municipal Bond and Florida Municipal Bond are
          being asked to approve the  reorganization  of each fund into Tax-Free
          Bond  (referred to as the  reorganizations).  If approved,  this would result in the  tax-free  reorganization  of those funds into  Tax-Free
          Bond.

     o    Shareholders of Tax-Free Bond and Utilities are being asked to approve a conversion of their Advisor Class shares to Investor Class shares of the same fund (referred to as the reclassifications).

QUESTIONS AND ANSWERS

Q.  WHEN WILL THE SPECIAL MEETING BE HELD?  WHO CAN VOTE?

A. The special  meeting will be held on Wednesday,  June 27, 2007, at 11:30 a.m.
Central  time at American  Century's  office at 4500 Main  Street,  Kansas City,
Missouri.  Please note, this will be a business  meeting only. No  presentations about the funds are planned. If you owned shares of one of the impacted funds at the close of business on April 13, 2007,  you are entitled to vote,  even if you later sold the shares.  Each  shareholder  is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q. WHAT ARE THE REORGANIZATIONS?

A. The  following  table  outlines the proposed  reorganizations  and shows what
Arizona  Municipal Bond and Florida  Municipal Bond shareholders will receive if the reorganizations are approved:

-----------------------------------------   ------------------------------------
IF YOU OWN SHARES OF:                       YOU WILL RECEIVE SHARES OF:
-----------------------------------------   ------------------------------------
Arizona Municipal Bond                      Tax-Free Bond
Investor Class, A Class, B Class, C Class   Investor Class
-----------------------------------------   ------------------------------------
Florida Municipal Bond                      Tax-Free Bond
Investor Class, A Class, B Class, C Class   Investor Class

-----------------------------------------   ------------------------------------

Q. HOW WILL THE REORGANIZATIONS AFFECT MY INVESTMENTS IN THE FUNDS?

A. If approved,  you will receive  shares of Tax-Free  Bond in exchange for your
shares  of   Arizona   Municipal   Bond  and   Florida   Municipal   Bond.   The
reorganizations:

     o    WILL NOT BE  TAXABLE  (See  INFORMATION  ABOUT THE  REORGANIZATIONS  -
          Federal Income Tax Consequences of the Reorganizations.);

     o    MAY REDUCE YOUR FUND  EXPENSES (The total  operating  expenses for the
          Investor  Class  shares  of  Tax-Free  Bond  to  be  received  in  the reorganizations  are  lower  than  those  of every  class  of  Arizona
          Municipal  Bond and  Florida  Municipal  Bond except  Investor  Class.
          Investor Class expenses are the same for each of the funds.); and

     o    WILL AFFECT  YOUR FUND'S  INVESTMENT  OBJECTIVE  (Tax-Free  Bond seeks current  income  that is exempt from  federal  income  taxes.  Arizona
          Municipal  Bond and Florida  Municipal  Bond share that  objective but also seek income that is exempt  from,  respectively,  Arizona  income taxes and the Florida intangible  personal property tax. However,  the potential state tax benefits of Florida Municipal Bond were eliminated when Florida repealed the intangible  personal  property tax effective
          January 1, 2007.).

Q. HOW WILL THE REORGANIZATIONS WORK?

A. The reorganizations will involve the following:

     o    the transfer of all of the assets and certain  liabilities  of Arizona
          Municipal Bond and Florida Municipal Bond to Tax-Free Bond in exchange for shares of the Investor  Class of Tax-Free  Bond having  equivalent value to the net assets transferred;

     o    the  pro  rata   distribution  of  shares  of  Tax-Free  Bond  to  the
          shareholders of record of Arizona Municipal Bond and Florida Municipal
          Bond; and

     o    the termination of Arizona  Municipal Bond and Florida  Municipal Bond
          following the reorganizations.

The  reorganizations  would take place on the  Closing  Date,  as defined in the
Proxy Statement/Prospectus.

Q.  WILL  I  HAVE  TO  PAY  ANY  SALES   CHARGES  ON  SHARES   RECEIVED  IN  THE
REORGANIZATIONS?

A. No. The Investor  Class shares to be received in the  reorganizations  do not carry a front-end sales charge (load) or contingent deferred sales charge.

Q. WHAT ARE THE RECLASSIFICATIONS?

A. The following  table outlines the proposed  reclassifications  and shows what shareholders will receive if the reclassifications are approved:

--------------------------------------- ----------------------------------------
IF YOU OWN SHARES OF:                   YOU WILL RECEIVE SHARES OF:
--------------------------------------- ----------------------------------------
Tax-Free Bond - Advisor Class           Tax-Free Bond - Investor Class
--------------------------------------- ----------------------------------------
Utilities - Advisor Class               Utilities - Investor Class
--------------------------------------- ----------------------------------------

Q. HOW WILL THE RECLASSIFICATIONS AFFECT MY INVESTMENTS IN THE FUNDS?

A. If approved,  your Advisor  Class shares will be converted to Investor  Class shares of the same fund, as indicated in the table above. The reclassifications:

     o    will reduce your fund operating expenses;

     o    will not be taxable; and

     o    will not cause you to be invested  in a  different  fund or change the investment objectives, policies or manager of your funds.

Q. HOW WILL THE RECLASSIFICATIONS WORK?

A. If a  reclassification  is approved,  an amendment to the fund's  Articles of
Incorporation/Declaration  of Trust  will be filed  that will have the effect of converting  your Advisor Class shares to Investor Class shares of the same fund, as  indicated  in the table  above.  This change would take place on the Closing
Date, as defined in the Proxy Statement/Prospectus.

Q.  WILL  I  HAVE  TO  PAY  ANY  SALES   CHARGES  ON  SHARES   RECEIVED  IN  THE
RECLASSIFICATIONS?

A. No.  Investor  Class shares do not carry a front-end  sales charge  (load) or contingent  deferred sales charge.

Q. HOW DOES THE BOARD OF DIRECTORS  OR BOARD OF TRUSTEES OF EACH FUND  RECOMMEND
THAT I VOTE?

A.  The  Boards  of   Directors/Trustees,   including  all  of  the  Independent
Directors/Trustees,  unanimously  recommend you vote FOR the reorganizations and reclassifications.  For a  discussion  of the  factors the Board  considered  in approving  the  reorganizations,  see "Reasons for the  Reorganizations."  For a
discussion   of  the   factors   the  Boards   considered   in   approving   the
reclassifications, see "Reasons for the Reclassifications."

Q. MY HOLDINGS IN THE FUNDS ARE SMALL, WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders do not vote their proxies, your fund may not receive  enough votes to go forward with its special  meeting.
This means  additional  costs will be incurred to solicit votes to determine the outcome of the proposals.

Q.  WHAT  HAPPENS  IF ANY OF THE  REORGANIZATIONS  OR  RECLASSIFICATIONS  IS NOT
APPROVED BY SHAREHOLDERS?

A. Each reorganization and  reclassification is a separate  transaction,  and is not dependent upon the approval of any other reorganization or reclassification.
If a reorganization or reclassification  does not receive shareholder  approval,
American  Century may ask for Board  approval to liquidate  the affected fund or class. In addition, if a significant number of reclassification proposals do not receive  shareholder  approval,  then American  Century may elect not to proceed with any of them.

Q. WHY ARE MULTIPLE PROXY CARDS ENCLOSED?

A. You will  receive  a proxy  card  for  each of the  funds in which  you are a shareholder.  In  addition,  if you own  shares  of the  same  fund in  multiple accounts  that are titled  differently,  you will  receive a proxy card for each account.

Q. HOW DO I CAST MY VOTE?

A. You may vote online,  by phone,  by mail,  by fax or in person at the special meeting. To vote online,  access the Web site listed on a proxy card. To vote by telephone,  call the toll-free  number listed on a proxy card. To vote online or by  telephone,  you will need the number that appears in the gray box on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. To vote by fax, complete and sign the proxy card(s) and fax both sides to the  toll-free  number listed on a proxy card. You also may vote in person at the special meeting on Wednesday,  June 27,
2007.  If you need more  information  or have any  questions on how to cast your vote, call our proxy solicitor at 1-877-256-6083.

YOUR VOTE IS  IMPORTANT.  PLEASE  VOTE  TODAY AND AVOID THE NEED FOR  ADDITIONAL
SOLICITATION EXPENSES.

                             AMERICAN CENTURY FUNDS

                             ARIZONA MUNICIPAL BOND
                             FLORIDA MUNICIPAL BOND
                                  TAX-FREE BOND
                                    UTILITIES

                                4500 MAIN STREET
                           KANSAS CITY, MISSOURI 64111

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 27, 2007

To Our Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the American Century Funds listed above will be held at 4500 Main Street, Kansas
City,  Missouri on June 27, 2007 at 11:30 a.m.,  Central Time for the  following purposes:

For shareholders of Arizona  Municipal Bond:

To approve an agreement and plan of reorganization  whereby effective August 31,
2007 or such other date as American Century may decide,  Arizona  Municipal Bond will be reorganized into Tax-Free Bond. Both Arizona Municipal Bond and Tax-Free
Bond are series of American Century Municipal Trust.

For shareholders of Florida Municipal Bond:

To approve an agreement and plan of reorganization, whereby effective August 31,
2007 or such other date as American Century may decide,  Florida  Municipal Bond will be reorganized into Tax-Free Bond. Both Florida Municipal Bond and Tax-Free
Bond are series of American Century Municipal Trust.

For Advisor Class shareholders of Tax-Free Bond and Utilities:

To approve a  reclassification  of the Advisor Class shares of Tax-Free  Bond, a series of American Century Municipal Trust, and Utilities,  a series of American
Century Quantitative Equity Funds, Inc., whereby, effective November 30, 2007 or on such other date as  American  Century may  decide,  all of the Advisor  Class shares will be  reclassified  as Investor  Class shares of the same funds.  As a result of this  reclassification,  each  holder of Advisor  Class  shares of the aforementioned  funds will become the owner of Investor Class shares of the same funds,  having a total net asset value  ("NAV") equal to the total NAV of his or her  Advisor  Class  holdings  in  the  applicable  funds  on  the  date  of the reclassification.

It is  not  anticipated  that  any  matters  other  than  the  approval  of  the reorganizations and  reclassifications  will be brought before the meeting.  If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies.

The  Boards of  Directors/Trustees  of the  aforementioned  funds have fixed the close of business on April 13, 2007, as the record date for the determination of shareholders  entitled  to  notice  of,  and to  vote  at,  the  Meeting  or any adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING.  SHAREHOLDERS ARE REQUESTED AND
ENCOURAGED TO VOTE ONLINE,  BY PHONE,  OR BY DATING,  SIGNING AND RETURNING EACH
ENCLOSED PROXY CARD IN THE POSTAGE-PAID  ENVELOPE PROVIDED FOR THAT PURPOSE.  IF
YOU INTEND TO ATTEND THE MEETING IN PERSON,  YOU MAY REGISTER YOUR PRESENCE WITH
THE REGISTRAR AND VOTE YOUR SHARES IN PERSON,  EVEN IF YOU HAVE PREVIOUSLY VOTED
YOUR SHARES BY PROXY.

If you  properly  execute and return the  enclosed  proxy  card(s) in time to be voted at the Meeting,  your shares  represented  by the proxies will be voted at the Meeting in accordance with your instructions.  Unless revoked,  proxies that have been returned by shareholders  without  instructions will be voted in favor of the reorganizations and reclassifications.

The  enclosed   proxies  are  being   solicited  on  behalf  of  the  Boards  of
Directors/Trustees of the funds.

THE BOARD OF DIRECTORS/TRUSTEES OF EACH OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT
THE   SHAREHOLDERS   OF   THE   FUNDS   VOTE   FOR   THE   REORGANIZATIONS   AND
RECLASSIFICATIONS.

By Order of the Boards of Directors/Trustees of the funds,

Ward D. Stauffer
Secretary
April 13, 2007

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                                  April 3, 2007

                                REORGANIZATION OF

                AMERICAN CENTURY ARIZONA MUNICIPAL BOND FUND AND
                  AMERICAN CENTURY FLORIDA MUNICIPAL BOND FUND
               EACH, A SERIES OF AMERICAN CENTURY MUNICIPAL TRUST

                    IN EXCHANGE FOR INVESTOR CLASS SHARES OF

                       AMERICAN CENTURY TAX-FREE BOND FUND
                  A SERIES OF AMERICAN CENTURY MUNICIPAL TRUST

                                     AND THE

RECLASSIFICATION  OF ADVISOR  CLASS  SHARES OF THE  FOLLOWING  FUNDS AS INVESTOR
CLASS SHARES OF THE SAME FUNDS:

                       AMERICAN CENTURY TAX-FREE BOND FUND
                  A SERIES OF AMERICAN CENTURY MUNICIPAL TRUST

                                       AND

                         AMERICAN CENTURY UTILITIES FUND
          A SERIES OF AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                      Each Fund has the following address:

                                4500 Main Street
                           Kansas City, Missouri 64111
                          Telephone No.: 1-877-345-8836

This document is a combined Proxy Statement and Prospectus and we refer to it as
the   Proxy    Statement/Prospectus.    We   are    sending   you   this   Proxy
Statement/Prospectus in connection with the Special Meeting of Shareholders (the
"Meeting") for the following  American  Century Funds:  Arizona  Municipal Bond,
Florida Municipal Bond,  Tax-Free Bond and Utilities  (hereinafter  collectively referred to as the "American  Century Funds").  The Meeting will be held at 4500
Main Street,  Kansas City,  Missouri on June 27,  2007,  at 11:30 a.m.,  Central
Time. We intend to mail this Proxy Statement/Prospectus,  the enclosed Notice of a Special  Meeting of  Shareholders  and the enclosed  proxy card(s) on or about
April 16, 2007, to all shareholders entitled to vote at the Meeting.

At the Meeting,  we are asking  shareholders  of the American  Century  Funds to consider the following proposals:
--------------------------------------------------------------------------------
Proposal 1: To approve an agreement and plan of reorganization whereby effective on or about  August 31,  2007,  or on such other date as  American  Century  may decide,  the American  Century Arizona  Municipal Bond Fund ("Arizona  Municipal
Bond"),  will be  reorganized  into the  American  Century  Tax-Free  Bond  Fund
("Tax-Free  Bond").  Both Arizona Municipal Bond and Tax-Free Bond are series of
American Century Municipal Trust.
--------------------------------------------------------------------------------
Proposal 2: To approve an agreement and plan of reorganization whereby effective on or about  August 31,  2007,  or on such other date as  American  Century  may decide,  the American  Century Florida  Municipal Bond Fund ("Florida  Municipal
Bond") will be reorganized  into Tax-Free Bond. Both Florida  Municipal Bond and
Tax-Free Bond are series of American Century Municipal Trust.
--------------------------------------------------------------------------------
Proposal 3: To approve the conversion or "reclassification" of the Advisor Class
Shares of Tax-Free Bond, a series of American  Century  Municipal Trust, and the
American  Century  Utilities Fund  ("Utilities"),  a series of American  Century
Quantitative Equity Funds, Inc., whereby effective on or about November 30, 2007 or on such other date as American  Century may decide,  all of the Advisor Class shares will be  reclassified  as Investor  Class  shares of the same  respective
Funds.
--------------------------------------------------------------------------------
Each of the above proposed  reorganizations  shall  hereinafter be  individually
referred  to  as  a  "Reorganization"  and  collectively   referred  to  as  the
"Reorganizations."   Each  of  the  above   proposed   reclassifications   shall
hereinafter be individually referred to as a "Reclassification" and collectively referred to as the  "Reclassifications."  Each of the aforementioned Funds shall individually  be  referred  to as an  "American  Century  Fund" or a "Fund"  and
collectively referred to as the "American Century Funds" or the "Funds." Each of
the above referenced corporations and trusts may hereinafter be referred to as a
"Corporation" and collectively referred to as the "Corporations."

Your Board is seeking your proxy to vote FOR the proposals.

--------------------------------------------------------------------------------
THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
OF THIS PROXY  STATEMENT/PROSPECTUS.  ANY  REPRESENTATION  TO THE  CONTRARY IS A
CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

This Proxy  Statement/Prospectus  is a proxy  statement of the American  Century
Funds for use in  connection  with the  solicitation  of your proxy to vote your shares at the Meeting,  and serves as a prospectus for each applicable  American
Century  Fund under the  Securities  Act of 1933,  as amended  (the  "Securities
Act"), in connection with the issuance of shares to you pursuant to the terms of the Reorganizations and/or Reclassifications.

This Proxy  Statement/Prospectus  sets forth concisely the information about the
American   Century   Funds  that  you  should   know  before   considering   the
Reorganizations  and/or  Reclassifications,  and should be  retained  for future reference.  If you are a  shareholder  of  Arizona  Municipal  Bond  or  Florida
Municipal Bond this Proxy  Statement/Prospectus is accompanied by the prospectus for Tax-Free Bond,  dated October 1, 2006. If you are a shareholder of any other
Fund(s), you will receive a prospectus of the Fund(s) you are currently invested in along with this  Proxy  Statement/Prospectus.  The  Statement  of  Additional
Information,  dated April 3, 2007, relating to this Proxy Statement/Prospectus, contains additional information and has been filed by the American Century Funds with the Securities and Exchange  Commission ("SEC") and is incorporated  herein by reference.  In addition,  each of the following  documents is incorporated by reference (and legally considered to be part of the Proxy Statement/Prospectus):

     1.   A prospectus for Tax-Free Bond dated October 1, 2006;

     2.   A prospectus for Utilities dated May 1, 2006;

     3.   A combined prospectus for Arizona Municipal Bond and Florida Municipal
          Bond dated October 1, 2006;

     4.   A statement  of  additional  information  for Tax-Free  Bond,  Arizona
          Municipal Bond and Florida Municipal Bond dated October 1, 2006;

     5.   A statement of additional information for Utilities dated November 30,
          2006;

     6.   An annual  report  dated May 31, 2006 and a  semiannual  report  dated
          November 30, 2006 for Tax-Free Bond;

     7.   An annual  report  dated May 31, 2006 and a  semiannual  report  dated
          November  30, 2006 for Arizona  Municipal  Bond and Florida  Municipal
          Bond; and

     8.   An annual report dated December 31, 2006 for Utilities.

References  to the  above-listed  documents  include  any  supplements  to  such documents in effect as of the date of this Proxy Statement/Prospectus. Copies of these materials and other  information  about the Funds may be obtained  without charge by writing to or calling American Century  Investments at the address and telephone number shown above. They are also available electronically at American
Century's Web site at americancentury.com.

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS  OTHER THAN THOSE  CONTAINED IN THIS PROXY  STATEMENT/PROSPECTUS
AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR
MADE,  SUCH OTHER  INFORMATION  OR  REPRESENTATIONS  MUST NOT BE RELIED  UPON AS
HAVING BEEN AUTHORIZED BY THE AMERICAN CENTURY FUNDS.

THE SHARES  OFFERED  BY THIS  PROXY  STATEMENT/PROSPECTUS  ARE NOT  DEPOSITS  OR
OBLIGATIONS  OF, OR  GUARANTEED  OR ENDORSED BY, ANY BANK.  THESE SHARES ARE NOT
FEDERALLY  INSURED BY, GUARANTEED BY,  OBLIGATIONS OF OR OTHERWISE  SUPPORTED BY
THE U.S.  GOVERNMENT,  THE FEDERAL DEPOSIT  INSURANCE  CORPORATION,  THE FEDERAL
RESERVE  BOARD OR ANY OTHER  GOVERNMENTAL  AGENCY.  AN  INVESTMENT  IN THE FUNDS
INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                                TABLE OF CONTENTS

                                                                            PAGE

SUMMARY

     Introduction
     Closing Dates

PROPOSALS  WITH  RESPECT  TO  THE  APPROVAL  OF  THE  AGREEMENTS  AND  PLANS  OF
REORGANIZATION AND APPROVAL OF THE RECLASSIFICATIONS

    PROPOSALS  1 & 2 - To  Approve  the  Proposed  Reorganizations  of
      Arizona Municipal Bond and Florida Municipal Bond
        Reasons for the Proposed Reorganizations
        Comparison of Investment Objectives, Policies and Risks
        Purchase, Redemption and Exchange of Shares
        Comparative Fee Tables
        Arizona Municipal Bond and Florida Municipal Bond Annual Total Returns
        The Investment Advisor

    PROPOSAL 3 - To Approve the  Proposed  Reclassifications  of Advisor  Class
      Shares as Investor Class Shares
        Reasons for the  Reclassifications of Advisor Class Shares as Investor
        Class Shares
        Consequences of the Reclassifications
        Description of Fund Shares
        Investment Objectives, Policies and Risks
        Purchase, Redemption and Exchange of Shares
        Comparative Fee Tables
        Comparative Performance Tables

INFORMATION ABOUT THE REORGANIZATIONS
        Terms of the Agreements and Plans of Reorganization
        Costs of the Reorganizations
        Reasons for the Reorganizations
        Federal Income Tax Consequences of the Reorganizations
        Fund Capitalization
        Material Differences Between Rights of Shareholders

INFORMATION ABOUT THE RECLASSIFICATIONS
        Terms of the Reclassifications
        Costs of the Reclassifications
        Reasons for the Reclassifications
        Federal Income Tax Consequences
        Description of the Fund Shares
        Rights of Shareholders of Tax-Free Bond and Utilities
        Voting Rights of Shareholders
        Meetings of Shareholders
        Fund Capitalization

INFORMATION ABOUT THE AMERICAN CENTURY FUNDS
        General Information
        Date, Time and Place of Meeting
        Use and Revocation of Proxies
        Voting Rights and Required Votes
        Record Date and Outstanding Shares
        Security Ownership of Certain Beneficial Owners and Management of the Funds
        Other Service Providers

WHERE TO FIND ADDITIONAL INFORMATION

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

FORM OF AGREEMENT AND PLAN OF REORGANIZATION                           EXHIBIT A

FORM OF AMENDMENT TO THE CHARTER                                       EXHIBIT B

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                            EXHIBIT C

FINANCIAL HIGHLIGHTS                                                   EXHIBIT D

                                     SUMMARY

This  summary  is  qualified  in  its  entirety  by the  additional  information contained  elsewhere  in this Proxy  Statement/Prospectus,  or  incorporated  by reference  into this Proxy  Statement/Prospectus.  A form of the  Agreements and
Plans of Reorganization  pursuant to which the Reorganizations will be conducted is attached to this Proxy  Statement/Prospectus  as Exhibit A. For more complete
information,   please  read  the   prospectuses  and  statements  of  additional
information of Arizona Municipal Bond, Florida Municipal Bond and Tax-Free Bond,
series of American Century Municipal Trust; and Utilities,  a series of American
Century  Quantitative  Equity Funds,  Inc., as applicable,  which accompany this
Proxy Statement/Prospectus.

INTRODUCTION

This Proxy  Statement/Prospectus is furnished to you because you are entitled to
vote   on  one  or   more   of   the   proposals   described   in   this   Proxy
Statement/Prospectus that will be considered at the Meeting. The Meeting will be held on June 27, 2007.

The following is a brief summary of the proposals that will be voted upon at the
Meeting:

1. It is being  proposed that Tax-Free Bond acquire all of the assets of Arizona
Municipal  Bond,  in exchange  for Investor  Class shares of Tax-Free  Bond (the
"Arizona/Tax-Free   Exchange").   Immediately   following  the  Arizona/Tax-Free
Exchange,  Arizona  Municipal Bond will  distribute the Investor Class shares of
Tax-Free  Bond to holders of the Investor  Class,  A Class,  B Class and C Class
shares  of   Arizona   Municipal   Bond,   respectively   (the   "Arizona   Fund
Distribution").  The Arizona/Tax-Free Exchange and the Arizona Fund Distribution
are collectively referred to in this Proxy  Statement/Prospectus as the "Arizona
Fund   Reorganization."   If   approved,   as  a  result  of  the  Arizona  Fund
Reorganization,  each holder of Investor  Class, A Class,  B Class,  and C Class shares  of  Arizona  Municipal  Bond will  receive  the same  percentage  of the aggregate number of Investor Class shares of Tax-Free Bond issued in the Arizona
Fund Reorganization as he or she owned in Arizona Municipal Bond, having a total net asset value ("NAV")  equal to the total NAV of his or her Arizona  Municipal
Bond holdings on the Closing Date (as hereafter defined).

2. It is being  proposed that Tax-Free Bond acquire all of the assets of Florida
Municipal  Bond,  in exchange  for Investor  Class shares of Tax-Free  Bond (the
"Florida/Tax-Free   Exchange").   Immediately   following  the  Florida/Tax-Free
Exchange,  Florida  Municipal Bond will  distribute the Investor Class shares of
Tax-Free  Bond to holders of the Investor  Class,  A Class,  B Class and C Class
shares  of   Florida   Municipal   Bond,   respectively   (the   "Florida   Fund
Distribution").  The Florida/Tax-Free Exchange and the Florida Fund Distribution
are collectively referred to in this Proxy  Statement/Prospectus as the "Florida
Fund   Reorganization."   If   approved,   as  a  result  of  the  Florida  Fund
Reorganization,  each holder of  Investor  Class,  A Class,  B Class and C Class shares  of  Florida  Municipal  Bond will  receive  the same  percentage  of the aggregate number of Investor Class shares of Tax-Free Bond issued in the Florida
Fund  Reorganization  as he or she owned in the Florida  Municipal Bond having a total NAV equal to the total NAV of his or her Florida  Municipal  Bond holdings on the Closing Date (as hereafter defined).

3. It is being  proposed  that all of the Advisor  Class shares of Tax-Free Bond and Utilities be  reclassified  as Investor  Class shares of the same Funds.  If this  proposal is  approved,  the  Reclassification  would be  effective  on the
Closing Date (as  hereinafter  defined).  As a result of this  Reclassification, each  shareholder of the Advisor Class shares of the  aforementioned  Funds will become the owner of Investor Class shares of the same Funds,  having a total NAV equal to the total NAV of his or her holdings of the  applicable  Fund(s) on the date of the Reclassification.

Each  Board  of   Directors/Trustees   of  the  aforementioned  Funds  shall  be
collectively   referred   to   as   the   "Boards."   The   Boards,    including
Directors/Trustees  who are not  "interested  persons"  within  the  meaning  of
Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"),
have  concluded  that  the   Reorganizations   are  in  the  best  interests  of
shareholders of Arizona Municipal Bond, Florida Municipal Bond and Tax-Free Bond
and the  Reclassifications  are in the best  interests of the Advisor  Class and
Investor Class shareholders.

Consummation of either  Reorganization  is not conditioned upon the consummation of the other  Reorganization.  Consummation of any one  Reclassification  is not
conditioned  upon  the  consummation  of  any  other   Reclassification.   If  a
Reorganization  or  Reclassification  does  not  receive  shareholder  approval,
American  Century may ask for Board  approval to liquidate  the affected Fund or class. In addition, if a significant number of Reclassification proposals do not receive  shareholder  approval,  then American  Century may elect not to proceed with any of them.

Each  Reclassification  will be a tax-free event under applicable  provisions of the  Internal  Revenue  Code,  as  amended,  so that  no  gain  or loss  will be recognized  by the  American  Century  Funds  or  the  American  Century  Funds'
shareholders.  As a condition to its  Reorganization,  each Fund will receive an opinion of Reed Smith, LLP that the Reorganization will be considered a tax-free
"reorganization"  under  applicable  provisions of the Internal  Revenue Code of
1986, as amended,  so that no gain or loss will be recognized by either  Arizona
Municipal  Bond,  Florida  Municipal  Bond,  Tax-Free  Bond or their  respective shareholders.  The tax basis of the shares of Tax-Free  Bond received by Arizona
Municipal Bond and Florida  Municipal Bond  shareholders will be the same as the tax basis of their shares in Arizona Municipal Bond or Florida Municipal Bond.

CLOSING DATES

If all of the requisite approvals are obtained and certain conditions are either met or waived,  it is anticipated that the  Reorganizations  will be consummated following  the close of  business  on August  31,  2007 or on such other date as
American  Century  may decide  (the  "Closing  Date") and that  shareholders  of
Arizona  Municipal  Bond and  Florida  Municipal  Bond  will  receive  shares of
Tax-Free  Bond as of the next  business day  following  the Closing Date. If the requisite approvals are obtained,  the  Reclassifications  in Proposal 3 will be consummated  following  the close of business on November 30, 2007 (the "Closing
Date") or on such other date as American Century may decide.  The aforementioned
Closing Dates may be collectively referred to as the "Closing Dates."

PROPOSALS  WITH  RESPECT  TO  THE  APPROVAL  OF  THE  AGREEMENTS  AND  PLANS  OF
REORGANIZATION AND APPROVAL OF THE RECLASSIFICATIONS

PROPOSALS 1 & 2 - TO APPROVE THE PROPOSED REORGANIZATIONS OF ARIZONA
MUNICIPAL BOND AND FLORIDA MUNICIPAL BOND

                ARIZONA MUNICIPAL BOND AND FLORIDA MUNICIPAL BOND

REASONS FOR THE PROPOSED REORGANIZATIONS

The Board of Trustees of American  Century  Municipal  Trust  ("Municipal  Trust
Board") has determined that a combination of Florida  Municipal Bond and Arizona
Municipal Bond  (collectively,  the "Acquired  Funds") with Tax-Free Bond is the best course of action for  shareholders  of the Acquired Funds. In reaching this conclusion  the Municipal  Trust Board noted that the small size of the Acquired
Funds limits their ability to achieve certain  benefits of large asset size, and that the  small  size has made it  difficult  for the  Acquired  Funds to remain viable. In addition, with respect to Florida Municipal Bond, the Municipal Trust
Board  considered  the  adverse  impact  that  the  elimination  of the  Florida intangibles  tax would  likely have on  investment  options and future  sales of
Florida Municipal Bond.

The following  tables show the total return  performance  of the Investor  Class shares of both Florida  Municipal  Bond and Arizona  Municipal  Bond,  which are based on net  asset  values,  for the past five  calendar  years  against  their performance benchmark, net sales of Arizona Municipal Bond and Florida Municipal
Bond for each calendar year, and their net assets at each calendar year end.

-------------------------------- ---------- ---------- ----------- ---------- ----------
ARIZONA MUNICIPAL BOND              2002       2003        2004       2005       2006
-------------------------------- ---------- ---------- ----------- ---------- ----------
INVESTOR CLASS SHARES              9.06%      3.94%       2.75%       2.34%      3.92%
-------------------------------- ---------- ---------- ----------- ---------- ----------
LEHMAN BROTHERS MUNICIPAL 5-YEAR   9.00%      4.19%       2.95%       1.07%      3.38%
GENERAL OBLIGATIONS  INDEX
-------------------------------- ---------- ---------- ----------- ---------- ----------
NET SALES OF FUND SHARES         $ 10.59     $ (5.86)    $(6.23)     $(0.14)   $(2.75)
                                  million    million     million     million   million
-------------------------------- ---------- ---------- ----------- ---------- ----------
FUND NET ASSETS                     $72        $66        $59         $58         $55
                                  million    million    million     million     million
-------------------------------- ---------- ---------- ----------- ---------- ----------

-------------------------------- ---------- ---------- ----------- ---------- ----------
FLORIDA MUNICIPAL BOND              2002       2003        2004       2005       2006
-------------------------------- ---------- ---------- ----------- ---------- ----------
INVESTOR CLASS SHARES              9.34%      3.99%       2.54%       2.04%       3.75%
-------------------------------- ---------- ---------- ----------- ---------- ----------
LEHMAN BROTHERS MUNICIPAL 5-YEAR   9.00%      4.19%       2.95%       1.07%       3.38%
GENERAL OBLIGATIONS  INDEX
-------------------------------- ---------- ---------- ----------- ---------- ----------
NET SALES OF FUND SHARES         $ 14.52    $(8.23)       $ 3.44   $ (13.95)  $ (8.59)
                                  million    million     million     million    million
-------------------------------- ---------- ---------- ----------- ---------- ----------
FUND NET ASSETS                     $69        $60        $63         $48        $40
                                  million    million     million    million     million
-------------------------------- ---------- ---------- ----------- ---------- ----------

As the  tables  illustrate,  despite  the  satisfactory  performance  of Arizona
Municipal  Bond  and  Florida  Municipal  Bond  relative  to  their  performance benchmark,  net sales of the Acquired  Funds' shares and the Acquired Funds' net assets have not grown, but rather declined.

The advisor to the Acquired Funds, American Century Investment Management,  Inc.
("American  Century" or the "Advisor")  believes that the  Reorganizations  will result in a more  viable  investment  for  Arizona  Municipal  Bond and  Florida
Municipal Bond shareholders.  As shown below in the "Comparative Fee Tables," an additional  benefit  to certain  shareholders  of the  Acquired  Funds will be a significant  reduction in expenses as a result of the  Reorganizations.  None of the Acquired  Funds'  shareholders'  expenses  will  increase as a result of the
Reorganizations.

The Municipal Trust Board has voted to recommend to  shareholders,  the approval of the Reorganizations. In considering the Reorganizations,  the Municipal Trust
Board took into consideration a number of factors,  including: (1) the viability of the Acquired Funds absent  approval of the proposed  Reorganizations  and the relative compatibility of the investment objectives, policies and limitations of the Acquired  Funds and Tax-Free Bond;  (2) the greater  long-term  viability of
Tax-Free Bond and, in the case of Florida  Municipal  Bond, the redundancy  with
Tax-Free Bond given the repeal of the Florida's  intangible tax; (3) the adverse impact that the elimination of the Florida  intangibles tax would likely have on investment options and future sales of Florida Municipal Bond; (4) the fact that the  Reorganizations  are  expected  to be  "tax-free"  for  federal  income tax purposes (and that the Funds will receive an opinion of counsel to this effect);
(5) that the proposed  Reorganizations may result in lower fees, as a percentage of net assets,  for certain  shareholders of Florida  Municipal Bond and Arizona
Municipal Bond; and (6) the undertaking by American Century to pay all costs and expenses of preparing,  printing and mailing this Proxy Statement/Prospectus and solicitation expenses of the Reorganizations.

The  Municipal  Trust Board  concluded to  recommend  that the  shareholders  of
Arizona   Municipal  Bond  and  Florida  Municipal  Bond  vote  to  approve  the
Reorganizations.  Pursuant to Rule 17a-8 under the 1940 Act, the Municipal Trust
Board,  including a majority of the  Trustees  who are not  interested  persons, separately  determined that participation in the transaction will be in the best interests of Florida  Municipal  Bond  shareholders  and Arizona  Municipal Bond shareholders and that the interests of such shareholders would not be diluted as a result of effecting the Reorganizations.

The Municipal  Trust Board likewise  approved the  Reorganizations  on behalf of
Tax-Free  Bond.  Pursuant to Rule 17a-8 under the 1940 Act, the Municipal  Trust
Board,  including a majority of the  Trustees  who are not  interested  persons, determined that participation in the  Reorganizations  was in the best interests of Tax-Free Bond's shareholders and that the interests of existing Tax-Free Bond shareholders would not be diluted as a result of effecting the  Reorganizations.
Approval  of the  shareholders  of Tax-Free  Bond is not  required to effect the
Reorganizations.

As a condition to its Reorganization,  each Fund will receive an opinion of Reed
Smith,   LLP  that   the   Reorganization   will  be   considered   a   tax-free
"reorganization"  under  applicable  provisions of the Internal  Revenue Code of
1986,  as  amended,  so  that no gain or  loss  will be  recognized  by  Arizona
Municipal  Bond,  Florida  Municipal  Bond,  Tax-Free  Bond or their  respective shareholders.  The tax basis of the shares of Tax-Free  Bond received by Arizona
Municipal Bond and Florida  Municipal Bond  shareholders will be the same as the tax basis of their shares in Arizona Municipal Bond or Florida Municipal Bond.

Consummation of one of the  Reorganizations is not a condition to the closing of the other Reorganization. If one or both Reorganizations are not approved by the
Acquired Funds'  shareholders,  American Century may ask the Board for authority to liquidate one or both Funds.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVES

The investment  objectives of Arizona  Municipal Bond and Florida Municipal Bond
differ  materially  from that of Tax-Free  Bond,  as indicated by the  following table.

---------------------------- ---------------------------------------------------
American Century Fund        Investment Objective
---------------------------- ---------------------------------------------------
Arizona Municipal Bond       Seeks safety of principal and high current income
                             that is exempt from federal and Arizona income
                             taxes.
---------------------------- ---------------------------------------------------
Florida Municipal Bond       Seeks safety of principal and high current income
                             that is exempt from federal income tax and Florida
                             intangible personal property tax.
---------------------------- ---------------------------------------------------
Tax-Free Bond                Seeks safety of principal and high current income
                             that is exempt from federal income tax.
---------------------------- ---------------------------------------------------

The material  difference in investment  objectives is that,  while Tax-Free Bond only seeks to be exempt from federal income taxes,  Arizona  Municipal Bond also seeks to be exempt from  Arizona  income taxes and Florida  Municipal  Bond also seeks to be exempt from the Florida  intangible  personal property tax. However,
Florida has repealed its intangible  personal  property tax effective January 1,
2007.

INVESTMENT EXPOSURE

Each Fund  primarily  invests in  "quality  debt  securities"  (a  quality  debt security is one that has been rated by an  independent  rating agency in its top four credit quality  categories or determined by the Advisor to be of comparable credit  quality)  and will invest at least 80% of its assets in debt  securities with interest payments exempt from regular federal income tax. Cities,  counties and other  municipalities  in the 50 states  and U.S.  territories  (such as the
Commonwealth of Puerto Rico) usually issue these securities for public projects, such as schools and roads.

Arizona  Municipal  Bond will  invest at least  80% of its  assets in  municipal securities  issued by cities,  counties and other  municipalities in Arizona and
U.S.  territories with interest  payments exempt from Arizona income tax as well as regular federal income tax. Historically, Florida Municipal Bond has invested at least 80% of its assets in municipal  securities  issued by cities,  counties and other  municipalities in Florida and U.S. territories with interest payments exempt from the Florida  intangible  personal  property  tax, as well as regular federal income tax.  However,  since Florida  repealed its  intangible  personal property tax, effective January 1, 2007, the Fund may invest to a greater extent in municipal securities issued by states other than Florida.

Each Fund also may buy quality debt  securities  with interest  payments  exempt from regular  federal  income tax,  but not exempt from the federal  alternative minimum tax.  Cities,  counties  and other  municipalities  usually  issue these
securities   (called  "private  activity  bonds")  to  Fund  for-profit  private projects,  such as  hospitals  and  athletic  stadiums.  No more than 20% of any
Fund's assets may be invested in these securities.

Although each Fund invests primarily in investment grade  securities,  up to 20%
of the value of each Fund's net assets may be invested in below investment-grade securities (BB and below).  The Funds also may invest in securities which, while not rated,  are determined by the Advisor to be of comparable  credit quality to those rated below investment-grade.

In the event of  exceptional  market or  economic  conditions,  a Fund may, as a temporary  defensive measure,  invest all or a substantial portion of its assets in cash or cash-equivalent  securities. To the extent a Fund assumes a defensive position it will not be  pursuing  its  investment  objective  and may  generate taxable income.

The  Advisor is not  limited  to a specific  weighted  average  maturity  range.
However,  the Advisor monitors a Fund's weighted average maturity,  and seeks to adjust it as  appropriate,  taking  into  account  market  conditions  and other relevant factors.

A Fund also may  invest  in  derivative  instruments  such as  options,  futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit  default swap  agreements),  or in mortgage- or  asset-backed securities,  provided  that such  investments  are in  keeping  with the  Fund's investment objective.

COMPARISON OF RISKS

The risks associated with investing in the Funds are similar.

Each  Fund may  invest  all of its  assets  in  securities  rated in the  lowest investment-grade  category  (for  example,  Baa or BBB).  The  issuers  of these securities  are more  likely to pose a credit  risk,  that is, to have  problems making interest and principal payments, than issuers of higher-rated securities.
Each  Fund  may  also  invest  part of its  assets  in  securities  rated  below investment-grade  or that are  unrated.  By  definition,  the issuers of many of these securities may have problems making interest and principal payments. Below investment-grade  municipal bonds are vulnerable to real or perceived changes in the business climate and can be less liquid and more volatile.

Each  Fund also may  invest in  derivative  instruments.  The use of  derivative instruments  involves risks different from, or possibly  greater than, the risks
associated  with  investing   directly  in  securities  and  other   traditional
instruments.  Derivatives are subject to a number of risks including  liquidity, interest rate,  market and credit risk. They also involve the risk of mispricing or improper valuation,  the risk that changes in the value of the derivative may not correlate  perfectly with the underlying  asset, rate or index, and the risk of default or bankruptcy of the other party to a swap agreement. Gains or losses involving some futures,  options and other  derivatives may be substantial -- in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.

When interest  rates change,  a Fund's share value will be affected.  Generally, when interest rates rise,  the Fund's share value will decline.  The opposite is true when interest rates decline.  Funds with longer weighted average maturities are more sensitive to interest rate changes.

Because  the  Funds  invest  primarily  in  municipal  securities,  they will be sensitive to events that affect municipal markets.

ARIZONA MUNICIPAL BOND

Because  Arizona   Municipal  Bond  invests   primarily  in  Arizona   municipal
securities,  it will be  sensitive  to events  that  affect  Arizona's  economy.
Arizona Municipal Bond may have a higher level of risk than Funds that invest in a larger universe of securities.

FLORIDA MUNICIPAL BOND

Prior to the repeal of Florida's  intangible  personal  property tax,  effective
January 1, 2007,  Florida Municipal Bond invested primarily in Florida municipal securities.  To the extent it continues to do so, it will be sensitive to events that affect Florida's economy. Florida Municipal Bond may have a higher level of risk than Funds that invest in a larger universe of securities.

For more  information  on the risks of  investing  in the Funds  please  see the prospectuses for the Funds,  which are incorporated by reference into this Proxy
Statement/Prospectus.  The  prospectus  for Tax-Free  Bond is included with this
Proxy Statement/Prospectus.

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

The  following  table  highlights  certain  purchase,  redemption  and  exchange features of Arizona  Municipal  Bond and Florida  Municipal  Bond as compared to such features of the Investor Class shares of Tax-Free Bond.

------------------------- ----------------------------------------- ----------------------------------
PURCHASE, REDEMPTION      ARIZONA MUNICIPAL BOND AND FLORIDA        TAX-FREE BOND -
AND EXCHANGE FEATURES     MUNICIPAL BOND                            INVESTOR CLASS SHARES
------------------------- ----------------------------------------- ----------------------------------
Initial Sales Charge      A Class shares: 4.50% is the maximum      Investor Class shares: None
(as a percentage of       sales charge applicable to A Class
offering price)           shares (subject to the availability of
                          waivers and reduced sales charges)

                          B Class shares: None

                          C Class shares: None

                          Investor Class shares: None
------------------------- ----------------------------------------- ----------------------------------
Reductions and Waivers    o    Reductions in sales charge           Not applicable because there is no
of Initial Sales Charges       based upon amount invested.          initial sales charge on Investor
                               There are no front-end sales         Class shares.
                               charges for purchases of
                               $1,000,000 or more.

                          o    Rights of Accumulation/
                               Account Aggregation

                          o    Concurrent Purchases

                          o    Letter of Intent

                          o    Waivers for Certain Investors
------------------------- ----------------------------------------- ----------------------------------
Contingent Deferred       A Class shares: Investments of            Investor Class shares: None
Sales Charge (CDSC)       $1,000,000 or more in A Class shares
                          may be subject to a contingent deferred
                          sales charge of 1.00% if the shares are
                          redeemed within one year of the date of
                          purchase.

                          B Class shares:  5.00% during the first
                          year of purchase, declines over the
                          next five years as shown in the
                          prospectus, and is eliminated after six
                          years.

                          C Class shares: 1.00% may be imposed on
                          redemptions of certain C shares that
                          are redeemed within 12 months of
                          purchase.

                          Investor Class shares: None
------------------------- ----------------------------------------- ----------------------------------

------------------------- ----------------------------------------- ----------------------------------
PURCHASE, REDEMPTION      ARIZONA MUNICIPAL BOND AND FLORIDA        TAX-FREE BOND -
AND EXCHANGE FEATURES     MUNICIPAL BOND                            INVESTOR CLASS SHARES
------------------------- ----------------------------------------- ----------------------------------
CDSC Waivers              Any applicable CDSC may be waived in       Not Applicable
                          the following cases:

                          - redemptions through systematic
                          withdrawal plans not exceeding annually:

                          o    12% of the lesser of the
                               original purchase cost or current
                               market value for A Class shares;

                          o    12% of the original purchase
                               cost of B Class shares;

                          o    12% of the original purchase
                               cost or current market value for C
                               Class shares

                          - distributions from IRAs due to
                          attainment of age 59 1/2 for A Class
                          and for C Class shares;

                          - required minimum distributions from
                          retirement accounts upon reaching age
                          70 1/2;

                          - tax-free returns of excess
                          contributions to IRAs;

                          - redemptions due to death or
                          post-purchase disability;

                          - exchanges, unless the shares acquired
                          by exchange are redeemed within the
                          original CDSC period;

                          -IRA Rollovers from any American
                          Century Advisor Fund held in a
                          employer-sponsored retirement plan, for
                          A Class shares only;

                          -if no broker was compensated for the
                          sale.
------------------------- ----------------------------------------- --------------------------------------
Redemption Fees           None.  However, there is a $10 charge     Same as Arizona Municipal Bond and
                          to redeem your shares by wire.            Florida Municipal Bond
------------------------- ----------------------------------------- --------------------------------------
Maintenance Fee           A Class Shares:  None                     Investor Class Shares:  $12.50
                          B Class Shares: None                      semi-annual fee for investors whose
                          C Class Shares: None                      total eligible investments with
                          Investor Class Shares:  $12.50            American Century are less than
                          semiannual fee for investors whose        $10,000. (See the Fund's prospectus
                          total eligible investments with           for further information.)  This fee is
                          American Century are less than $10,000.   not applicable to shares held in a
                          (See the Funds' prospectus for further    financial intermediary or retirement
                          information.)                             plan account.
------------------------- ----------------------------------------- --------------------------------------
Purchases/Redemptions     By telephone, mail or fax, online, in     Same as Arizona Municipal Bond and
                          person, or automatically                  Florida Municipal Bond
------------------------- ----------------------------------------- --------------------------------------
Redemptions Policies      Reserves right to delay delivery of       Same as Arizona Municipal Bond and
                          redemption proceeds up to seven days.     Florida Municipal Bond
                          Any redemption request made within 15
                          days of an address change may be
                          required to be submitted in writing
                          with guaranteed signatures of all
                          authorized signers.  If bank
                          information is changed a 15-day holding
                          period may be imposed before the
                          proceeds are wired to the bank.

                          If, during any 90-day period, a
                          shareholder redeems Fund shares worth
                          more than $250,000 (or 1% of the value
                          of the Fund's assets, if that
                          percentage is less than $250,000) then
                          the Fund reserves the right to pay part
                          or all of the redemption proceeds in
                          excess of this amount in readily
                          marketable securities instead of cash.
                          Shareholders can avoid being paid in
                          securities if they provide an
                          unconditional instruction to redeem at
                          least 15 days prior to the date on
                          which the redemption transaction is to
                          occur.
------------------------- ----------------------------------------- --------------------------------------
Exchanges                 A Class, B Class and C Class shares:      Because there is no sales charge or
                          You may exchange shares of the Funds      CDSC on Investor Class shares,
                          for shares of the same class of another   shareholders may redeem and purchase
                          American Century Fund without a sales     shares into any other Advisor,
                          charge if you meet the following          Investor, or Institutional share
                          criteria:                                 class without incurring a sales
                                                                    charge.  However, investors will
                          o    The exchange is for a minimum        have to meet the applicable minimum
                               of $100                              initial investment when purchasing
                          o    For an exchange that opens a         new investments in these share
                               new account, the amount of the       classes.
                               exchange must meet or exceed
                               the minimum account size
                               requirement for the Fund
                               receiving the exchange

                          For purposes of computing any
                          applicable CDSC on shares that have
                          been exchanged, the holding period will
                          begin as of the date of purchase of the
                          original Fund owned.  Exchanges from a
                          money market Fund are subject to a
                          sales change on the Fund being
                          purchased, unless the money market
                          shares were acquired by exchange from a
                          Fund with a sales charge or by
                          reinvestment of dividends or capital
                          gains distributions.

                          Investor Class Shares:
                          Because there is no sales charge or
                          CDSC on Investor Class shares,
                          shareholders may redeem and purchase
                          shares into any other Advisor,
                          Investor, or Institutional share class
                          without incurring a sales charge.
                          However, investors will have to meet
                          the applicable minimum initial
                          investment when purchasing new
                          investments in these share classes.
------------------------- ----------------------------------------- --------------------------------------
Dividends and             Distributions by the Fund generally       Same as Arizona Municipal Bond and
Distributions             consist of dividends and interest         Florida Municipal Bond
                          received by the Fund, as well as
                          capital gains realized by the Fund on
                          the sale of investment securities.

                          Each Fund pays distributions from net
                          income monthly.  Each Fund generally
                          pays capital gains distributions, if
                          any, once a year, usually in December.
                          A Fund may make more frequent
                          distributions, if necessary, to comply
                          with Internal Revenue Code provisions.

                          You will participate in Fund
                          distributions, when they are declared,
                          starting the next business day after
                          your purchase is effective.  If you
                          redeem shares, you will receive any
                          distribution declared on the day you
                          redeem.  If you redeem all shares, we
                          will include any distributions received
                          with your redemption proceeds.

                          For investors investing through taxable
                          accounts, we will reinvest
                          distributions unless you elect to have
                          dividends and/or capital gains sent to
                          another American Century account, to
                          your bank electronically, or to your
                          home address or to another person or
                          address by check.
------------------------- ----------------------------------------- --------------------------------------

COMPARATIVE FEE TABLES

The Funds,  like all mutual funds,  incur certain expenses in their  operations.
These  expenses  include  management  fees, as well as the costs of  maintaining
accounts,   administration,   providing  shareholder  liaison  and  distribution
services  and other  activities.  Set forth in the tables  below is  information regarding,  applicable  sales charges,  fees and expenses of the Funds,  and pro forma fees for the Funds after giving effect to the Reorganizations.

ARIZONA MUNICIPAL BOND, FLORIDA MUNICIPAL BOND AND TAX-FREE BOND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                               Arizona Municipal Bond                 Tax-Free
                                             and Florida Municipal Bond                 Bond
-------------------------------------- -------------------------------------------------------------
                                       INVESTOR  A CLASS    B CLASS   C CLASS     PRO FORMA
                                       CLASS                                      INVESTOR CLASS
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)              None      4.50%      None      None        None
   Imposed on Purchases
   (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)     None     None(1)    5.00%(2)  1.00%(3)     None
   (as a percentage of the original
   offering price for B Class shares
   or the lower of the original
   offering price or redemption
   proceeds for A and C Class shares)

Maximum Account Maintenance Fee         $25(4)    None        None      None        $25(4)

(1)  INVESTMENTS  OF $1  MILLION  OR MORE IN A CLASS  SHARES MAY BE SUBJECT TO A
     CONTINGENT DEFERRED SALES CHARGE OF 1.00% IF THE SHARES ARE REDEEMED WITHIN
     ONE YEAR OF THE DATE OF PURCHASE.

(2)  THE CHARGE IS 5.00% DURING THE FIRST YEAR AFTER PURCHASE, DECLINES OVER THE
     NEXT FIVE YEARS AS SHOWN IN THE FUNDS' PROSPECTUS,  AND IS ELIMINATED AFTER
     SIX YEARS.

(3)  THE CHARGE IS 1.00% DURING THE FIRST YEAR AFTER PURCHASE, AND IS ELIMINATED
     THEREAFTER.

(4)  APPLIES ONLY TO INVESTORS  WHOSE TOTAL ELIGIBLE  INVESTMENTS  WITH AMERICAN
     CENTURY ARE LESS THAN $10,000.  SEE Account Maintenance Fee UNDER Investing
     Directly with American Century IN THE FUNDS' PROSPECTUSES FOR MORE DETAILS.
     THE FEE IS NOT  APPLICABLE  TO SHARES HELD IN A FINANCIAL  INTERMEDIARY  OR
     RETIREMENT PLAN ACCOUNT.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                        DISTRIBUTION AND
                          MANAGEMENT    SERVICE (12B-1)    OTHER        TOTAL ANNUAL FUND
                          FEE(1)         FEES(2)           EXPENSES(3)  OPERATING EXPENSES
------------------------------------------------------------------------------------------
Arizona Municipal Bond

   Investor Class          0.48%            None            0.01%            0.49%
------------------------------------------------------------------------------------------
   A Class                 0.48%            0.25%           0.01%            0.74%
------------------------------------------------------------------------------------------
   B Class                 0.48%            1.00%           0.01%            1.49%
------------------------------------------------------------------------------------------
   C Class                 0.48%            1.00%           0.01%            1.49%
------------------------------------------------------------------------------------------
Florida Municipal Bond

   Investor Class          0.48%            None            0.01%            0.49%
------------------------------------------------------------------------------------------
   A Class                 0.48%            0.25%           0.01%            0.74%
------------------------------------------------------------------------------------------
   B Class                 0.48%            1.00%           0.01%            1.49%
------------------------------------------------------------------------------------------
   C Class                 0.48%            1.00%           0.01%            1.49%
------------------------------------------------------------------------------------------
Tax-Free Bond - Investor   0.48%            None            0.01%            0.49%
Class
------------------------------------------------------------------------------------------
   Tax-Free Bond -         0.48%            None            0.01%            0.49%
   Investor Class Pro
   Forma after giving
   effect to the Arizona
   Municipal Bond
   Reorganization
------------------------------------------------------------------------------------------
   Tax-Free Bond -         0.48%            None            0.01%            0.49%
   Investor Class Pro
   Forma after giving
   effect to the Florida
   Municipal Bond
   Reorganization
------------------------------------------------------------------------------------------
   Tax-Free Bond -         0.48%            None            0.01%            0.49%
   Investor Class Pro
   Forma after giving
   effect to the Arizona
   Fund Reorganization and
   the Florida Municipal
   Bond Reorganization
-------------------------------------------------------------------------------------------

(1)  THE FUNDS PAY THE ADVISOR A SINGLE,  UNIFIED  MANAGEMENT  FEE FOR ARRANGING
     ALL SERVICES NECESSARY FOR THE FUNDS TO OPERATE.  THE FEE SHOWN IS BASED ON
     ASSETS  DURING A FUND'S MOST RECENT  FISCAL YEAR.  THE FUNDS HAVE A STEPPED
     FEE  SCHEDULE.  AS A  RESULT,  THE  FUNDS'  UNIFIED  MANAGEMENT  FEE  RATES
     GENERALLY DECREASE AS ASSETS INCREASE AND INCREASE AS ASSETS DECREASE.  FOR
     MORE  INFORMATION  ABOUT THE UNIFIED  MANAGEMENT  FEE,  SEE THE  INVESTMENT
     ADVISOR UNDER MANAGEMENT IN THE FUNDS' PROSPECTUSES.

(2)  THE 12B-1 FEE IS DESIGNED TO PERMIT  INVESTORS TO PURCHASE  SHARES  THROUGH
     BROKER-DEALERS,    BANKS,   INSURANCE   COMPANIES   AND   OTHER   FINANCIAL
     INTERMEDIARIES.   THE  FEE  MAY  BE  USED  TO  COMPENSATE   SUCH  FINANCIAL
     INTERMEDIARIES  FOR DISTRIBUTION AND OTHER SHAREHOLDER  SERVICES.  FOR MORE
     INFORMATION,  SEE MULTIPLE CLASS INFORMATION AND SERVICE,  DISTRIBUTION AND
     ADMINISTRATIVE FEES, IN THE FUNDS' PROSPECTUS.

(3)  OTHER  EXPENSES  INCLUDE THE FEES AND  EXPENSES  OF THE FUNDS'  INDEPENDENT
     TRUSTEES AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST.

Fee Examples

EXAMPLE

The  examples in the tables  below are intended to help you compare the costs of investing in the Funds with the costs of investing  in other  mutual  funds.  Of course, your actual costs may be higher or lower. Assuming you . . .

o  invest $10,000 in the Fund

o  redeem all of your shares at the end of the periods shown below

o  earn a 5% return each year

o  incur the same operating expenses as shown above

.. . . your cost of investing in the Fund would be:

                               1 YEAR     3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Arizona Municipal Bond

   Investor Class                $50        $157          $274             $615
--------------------------------------------------------------------------------
   A Class                      $522        $676          $842           $1,325
--------------------------------------------------------------------------------
   B Class                      $551        $769          $909           $1,566
--------------------------------------------------------------------------------
   C Class                      $151        $469          $809           $1,767
--------------------------------------------------------------------------------
Florida Municipal Bond

   Investor Class                $50        $157          $274             $615
--------------------------------------------------------------------------------
   A Class                      $522        $676          $842           $1,325
--------------------------------------------------------------------------------
   B Class                      $551        $769          $909           $1,566
--------------------------------------------------------------------------------
   C Class                      $151        $469          $809           $1,767
--------------------------------------------------------------------------------
Tax-Free Bond

Pro Forma Investor Class         $50        $157          $274             $615
--------------------------------------------------------------------------------

The table above reflects a deduction for charges  payable upon  redemption.  You would pay the following  expenses if you did not redeem your shares and thus did not incur such charges:

                               1 YEAR     3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Arizona Municipal Bond

   Investor Class                $50        $157          $274             $615
--------------------------------------------------------------------------------
   A Class                      $522        $676          $842           $1,325
--------------------------------------------------------------------------------
   B Class                      $151        $469          $809           $1,566
--------------------------------------------------------------------------------
   C Class                      $151        $469          $809           $1,767
--------------------------------------------------------------------------------
Florida Municipal Bond

   Investor Class                $50        $157          $274             $615
--------------------------------------------------------------------------------
   A Class                      $522        $676          $842           $1,325
--------------------------------------------------------------------------------
   B Class                      $151        $469          $809           $1,566
--------------------------------------------------------------------------------
   C Class                      $151        $469          $809           $1,767
--------------------------------------------------------------------------------
Tax-Free Bond

Pro Forma Investor Class        $50         $157          $274             $615
--------------------------------------------------------------------------------

ARIZONA MUNICIPAL BOND AND FLORIDA MUNICIPAL BOND ANNUAL TOTAL RETURNS

The  following  bar charts show the  performance  of the Funds'  Investor  Class shares for each of the last 10 calendar  years.  They indicate the volatility of the Funds' historical returns from year to year. Account fees and sales charges, if applicable, are not reflected in the charts below. If they had been included, returns would be lower than those shown. The returns of the Funds' other classes of shares will differ from those shown in the charts,  depending on the expenses of those classes.

Arizona Municipal Bond -- Investor Class

The highest and lowest  quarterly  returns for the period reflected in the chart are:

                                      HIGHEST                       LOWEST
--------------------------------------------------------------------------------
Arizona Municipal Bond             4.13% (3Q 2002)              -1.85% (2Q 2004)
--------------------------------------------------------------------------------

Florida Municipal Bond -- Investor Class

The highest and lowest  quarterly  returns for the period reflected in the chart are:

                                      HIGHEST                       LOWEST
--------------------------------------------------------------------------------
Florida Municipal Bond             4.49% (3Q 2002)              -2.07% (2Q 2004)
--------------------------------------------------------------------------------

Average Annual Total Returns

The  following  table  shows the  average  annual  total  returns  of the Funds'
Investor Class shares  calculated three different ways.  Additional  tables show the average  annual total returns of the Funds' other share  classes  calculated before the impact of taxes.  Returns  assume the  deduction  of all sales loads, charges and other fees associated with a particular  class.  Your actual returns may vary depending on the circumstances of your investment.  Return Before Taxes shows the actual change in the value of Fund shares over the time periods shown, but does not  reflect the impact of taxes on Fund  distributions  or the sale of
Fund shares.  The two  after-tax  returns  take into  account  taxes that may be associated  with owning Fund shares.  Return After Taxes on  Distributions  is a
Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the periods shown.  Return After Taxes on  Distributions  and
Sale of Fund Shares is further  adjusted to reflect the tax impact on any change in the  value of Fund  shares  as if they  had been  sold on the last day of the period.

After-tax  returns are calculated using the historical  highest federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax  returns  depend on an  investor's  tax  situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The  benchmarks  are  unmanaged  indices  that have no  operating  costs and are included in the table for performance comparison.

INVESTOR CLASS

FOR PERIODS ENDED DECEMBER 31, 2006            1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Arizona Municipal Bond

Return Before Taxes                            3.92%      4.37%      4.85%

Return After Taxes on Distributions            3.92%      4.28%      4.73%

Return After Taxes on Distributions            3.98%      4.27%      4.70%
   and Sale of Fund Shares

Lehman Brothers Municipal 5-Year               3.38%      4.09%      4.70%
  General Obligation Index
   (reflects no deduction for fees,
   expenses or taxes)
--------------------------------------------------------------------------------
Florida Municipal Bond

Return Before Taxes                            3.75%      4.30%      4.98%

Return After Taxes on Distributions            3.75%      4.22%      4.79%

Return After Taxes on Distributions            3.88%      4.20%      4.76%
   and Sale of Fund Shares

Lehman Brothers Municipal 5-Year               3.38%      4.09%      4.70%
  General Obligation Index
   (reflects no deduction for fees,
   expenses or taxes)
--------------------------------------------------------------------------------

A CLASS

FOR PERIODS ENDED DECEMBER 31, 2006            1 YEAR    5 YEARS    LIFE OF CLASS(1)
--------------------------------------------------------------------------------
Arizona Municipal Bond

Return Before Taxes                           -1.01%       N/A       0.66%

Lehman Brothers Municipal 5-Year               3.38%       N/A       1.98%(2)
  General Obligation Index
   (reflects no deduction for fees,
   expenses or taxes)
--------------------------------------------------------------------------------
Florida Municipal Bond

Return Before Taxes                           -1.14%       N/A       0.40%

Lehman Brothers Municipal 5-Year               3.38%       N/A       1.98%(2)
   General Obligation Index
   (reflects no deduction for fees,
   expenses or taxes)
--------------------------------------------------------------------------------

(1)  THE INCEPTION DATE FOR THE A CLASS WAS FEBRUARY 27, 2004. ONLY CLASSES WITH
     PERFORMANCE HISTORY FOR LESS THAN 10 YEARS SHOW RETURNS FOR LIFE OF CLASS.

(2)  SINCE  FEBRUARY 28, 2004,  THE DATE  CLOSEST TO THE CLASS'S  INCEPTION  FOR
     WHICH DATA IS AVAILABLE.

B CLASS

FOR PERIODS ENDED DECEMBER 31, 2006            1 YEAR    5 YEARS    LIFE OF  CLASS(1)
--------------------------------------------------------------------------------
Arizona Municipal Bond

Return Before Taxes                           -1.11%       N/A       0.53%

Lehman Brothers Municipal 5-Year               3.38%       N/A       1.98%(2)
  General Obligation Index
   (reflects no deduction for fees,
   expenses or taxes)
--------------------------------------------------------------------------------
Florida Municipal Bond

Return Before Taxes                           -1.27%       N/A       0.22%

Lehman Brothers Municipal 5-Year               3.38%       N/A       1.98%(2)
  General Obligation Index
   (reflects no deduction for fees,
   expenses or taxes)
--------------------------------------------------------------------------------

(1)  THE INCEPTION DATE FOR THE B CLASS WAS FEBRUARY 27, 2004. ONLY CLASSES WITH
     PERFORMANCE HISTORY FOR LESS THAN 10 YEARS SHOW RETURNS FOR LIFE OF CLASS.

(2)  SINCE  FEBRUARY 28, 2004,  THE DATE  CLOSEST TO THE CLASS'S  INCEPTION  FOR
     WHICH DATA IS AVAILABLE.

C CLASS

FOR PERIODS ENDED DECEMBER 31, 2006            1 YEAR    5 YEARS    LIFE OF CLASS(1)
--------------------------------------------------------------------------------
Arizona Municipal Bond

Return Before Taxes                            2.89%       N/A        1.54%

Lehman Brothers Municipal 5-Year               3.38%       N/A        1.98%(2)
  General Obligation Index
   (reflects no deduction for fees,
   expenses or taxes)
--------------------------------------------------------------------------------
Florida Municipal Bond

Return Before Taxes                            2.72%       N/A        1.27%

Lehman Brothers Municipal 5-Year               3.38%       N/A        1.98%(2)
  General Obligation Index
   (reflects no deduction for fees,
   expenses or taxes)
--------------------------------------------------------------------------------

(1)  THE INCEPTION DATE FOR THE C CLASS WAS FEBRUARY 27, 2004. ONLY CLASSES WITH
     PERFORMANCE HISTORY FOR LESS THAN 10 YEARS SHOW RETURNS FOR LIFE OF CLASS.

(2)  SINCE  FEBRUARY 28, 2004,  THE DATE  CLOSEST TO THE CLASS'S  INCEPTION  FOR
     WHICH DATA IS AVAILABLE.

TAX FREE BOND ANNUAL TOTAL RETURNS

The following bar chart shows the  performance of Tax-Free Bond's Investor Class shares for each of the last 10 calendar  years.  It indicates the  volatility of the Fund's historical  returns from year to year. Account fees are not reflected in the charts  below.  If they had been  included,  returns  would be lower than those shown.  The returns of the shares of other  classes of Tax-Free  Bond will differ from those shown in the chart, depending on the expenses of that class.

INVESTOR CLASS

The highest and lowest  quarterly  returns for the period  reflected  in the bar chart are:

                                HIGHEST                             LOWEST
--------------------------------------------------------------------------------
Tax-Free Bond                 4.51% (3Q 2002)                  -2.09% (2Q 2004)
--------------------------------------------------------------------------------

The  following  table shows the average  annual  total  returns of the  Tax-Free
Bond's Investor Class shares calculated three different ways.

Return Before Taxes shows the actual change in the value of Fund shares over the time  periods  shown,  but  does  not  reflect  the  impact  of  taxes  on  Fund distributions  or the sale of Fund shares.  The two after-tax  returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the periods shown. Return

After  Taxes on  Distributions  and Sale of Fund  Shares is further  adjusted to reflect  the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.  After-tax returns are calculated using the historical  highest federal marginal income tax rates and do not reflect the impact  of  state  and  local  taxes.  Actual  after-tax  returns  depend  on an investor's  tax  situation  and may differ from those shown.  After-tax  returns shown are not relevant to investors  who hold Fund shares  through  tax-deferred arrangements such as 401(k) plans or IRAs.  After-tax returns are shown only for
Investor Class shares. After-tax returns for other share classes will vary.

The benchmark is an unmanaged  index that has no operating costs and is included in each table for performance comparison.

INVESTOR CLASS

FOR PERIODS ENDED DECEMBER 31, 2006           1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                           4.11%       4.44%       4.93%

Return After Taxes on Distributions           4.11%       4.42%       4.84%

Return After Taxes on Distributions           4.04%       4.34%       4.79%
   and Sale of Fund Shares

Lehman Brothers Municipal                     3.38%       4.09%       4.70%
   5-Year General Obligation Index
   (reflects no deduction for fees,
   expenses or taxes)
--------------------------------------------------------------------------------

THE INVESTMENT ADVISOR

The  Funds'   Advisor  has  been  managing   mutual  funds  since  1958  and  is
headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The Advisor is responsible  for managing the  investment  portfolio of the Funds and directing the purchase and sale of their investment securities.  The Advisor also arranges for transfer agency,  custody and all other services necessary for the Funds to operate.

For the  services  it  provides  to the Funds,  the  Advisor  receives a unified management  fee based on a  percentage  of the daily net assets of each class of shares of the Funds.  The management fee is calculated daily and paid monthly in arrears.  Out of each Fund's fee,  the advisor pays all expenses of managing and operating  that  Fund  except  brokerage  expenses,  taxes,  interest,  fees and expenses of the  independent  trustees  (including  legal  counsel fees of legal counsel to the independent trustees),  and extraordinary  expenses. A portion of each  Fund's  management  fee may be paid by the Advisor to  unaffiliated  third parties  who  provide  recordkeeping  and  administrative  services  that  would otherwise be performed by an affiliate of the Advisor.

The  percentage  rate used to  calculate  the  management  fee for each class of shares of a Fund is determined  daily using a  two-component  formula that takes into  account  (i) the daily net assets of the  accounts  managed by the Advisor that are in the same broad  investment  category as the Fund (the  Category Fee)
and (ii) the assets of all funds in the  American  Century  family of funds (the
Complex  Fee).  The statement of additional  information  of the Funds  contains detailed information about the calculation of the management fee.

MANAGEMENT FEES PAID BY THE FUNDS TO
THE ADVISOR AS A PERCENTAGE OF
AVERAGE NET ASSETS FOR THE
FISCAL YEAR ENDED MAY 31, 2006    INVESTOR CLASS   A CLASS    B CLASS    C CLASS

Arizona Municipal Bond               0.48%          0.48%      0.48%      0.48%

Florida Municipal Bond               0.48%          0.48%      0.48%      0.48%

Tax-Free Bond                        0.48%           N/A        N/A        N/A

A discussion regarding the basis for the Municipal Trust Board's approval of the
Funds' investment advisory contracts with the Advisor is available in the Funds'
reports to shareholders dated May 31, 2006.

THE FUND MANAGEMENT TEAM

The Advisor uses teams of portfolio  managers and  analysts,  organized by broad investment  categories  such  as  money  markets  and  municipal  bonds,  in its management of fixed-income  funds.  Representatives  of these teams serve on the firm's Macro Strategy Team, which is responsible for periodically  adjusting the funds' strategic investment  parameters based on economic and market conditions.
The funds' lead portfolio  managers are responsible  for security  selection and portfolio construction for the funds within these strategic parameters,  as well as compliance with stated investment objectives and cash flow monitoring.  Other members of the  investment  teams provide  research and  analytical  support but generally  do not  make  day-to-day  investment  decisions  for the  Funds.  The individuals listed below are primarily responsible for the day-to-day management of the  funds.  As  shown  below,  the same  portfolio  managers  are  primarily responsible  for  the  day-to-day  management  of the  Acquired  Funds  and  the
Acquiring Fund.

ARIZONA MUNICIPAL BOND
FLORIDA MUNICIPAL BOND
TAX-FREE BOND

ROBERT J. MILLER (LEAD PORTFOLIO MANAGER)
Mr. Miller, Vice President and Portfolio Manager,  has been a member of the Fund management  teams since December 2001. He joined  American  Century in June 1998 and became a portfolio  manager in February 2001. He has a bachelor's  degree in business  administration-finance  from San Jose State University and an MBA from
New York University.

STEVEN M. PERMUT (MACRO STRATEGY TEAM REPRESENTATIVE)
Mr.  Permut,  Senior Vice  President and Senior  Portfolio  Manager,  has been a member of the Fund management  teams since July 2001. He joined American Century in June 1987 and became a portfolio  manager in June 1990.  He has a  bachelor's degree in business and geography from State University of New York - Oneonta and an MBA in finance from Golden Gate University - San Francisco.

The Funds' statement of additional  information provides additional  information about  the  other  accounts  managed  by the  portfolio  managers,  if any,  the structure of their compensation, and their ownership of Fund securities.

For  further   information  on  the   performance  of  the  Funds,   please  see
"Management's  Discussion of Fund Performance" attached hereto as Exhibit C. The
Financial  Highlights for the Funds are attached hereto as Exhibit D and in your
Fund's prospectus.

PROPOSAL 3 - TO APPROVE THE PROPOSED  RECLASSIFICATIONS  OF ADVISOR CLASS SHARES
AS INVESTOR CLASS SHARES

                           TAX-FREE BOND AND UTILITIES

REASONS FOR THE  RECLASSIFICATIONS  OF ADVISOR  CLASS  SHARES AS INVESTOR  CLASS
SHARES

At its  meeting  on  December  8,  2006,  the  Boards of the  applicable  Funds, including Trustees/Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, concluded that the Reclassifications are in the best interests of the Advisor Class  shareholders.  This  determination  was made after the Board  considered  the  consistently  low  balance in the Advisor
Class of Tax-Free Bond, and concluded that the  Reclassification  of the Advisor
Class  shares of Tax-Free  Bond as Investor  Class shares of the same Fund would result  in a  beneficial  decrease  in the  total  expense  ratio  for  affected shareholders. Similarly, the Board of Directors of American Century Quantitative
Equity Funds,  Inc.  considered the low balance and  unprofitable  nature of the
Advisor  Class of  Utilities  and  concluded  that the  Reclassification  of the
Advisor  Class shares as Investor  Class shares would  benefit  shareholders  by decreasing the total expense ratio for their shares.

Each  Reclassification  will be  considered  a tax-free  event under  applicable provisions of the Internal  Revenue  Code,  as amended,  so that no gain or loss will be recognized by the American  Century Funds or the American Century Funds'
shareholders.

CONSEQUENCES OF THE RECLASSIFICATIONS

If shareholders approve the  Reclassifications,  holders of Advisor Class shares will have their shares  reclassified  as Investor Class shares of the same Fund.
The net asset value of your  investment  in the Fund will not change as a result of a  Reclassification.  Investor  Class shares will have a lower total  expense ratio than the Advisor Class share. It is anticipated that there will not be any tax consequences as a result of the  Reclassification.  As previously  noted, if the  Reclassification is approved,  it will be effective on the Closing Date. If one or both of the  Reclassifications  are not approved by the shareholders,  we may ask the Boards for authority to liquidate one or both of the Advisor Classes of the Funds.

DESCRIPTION OF FUND SHARES

Currently,  the Investor Class shares have a total expense ratio 25 basis points lower than that of Advisor  Class  shares.  Neither  share class is subject to a sales charge.  Investor Class shareholders whose total eligible  investment with
American  Century  is  less  than  $10,000  may  be  subject  to a  $25  account maintenance  fee.  This fee is not  applicable  to  shares  held in a  financial intermediary  or retirement  plan account.  The  applicable  management and Rule
12b-1 fees for the share classes are as follows:

                                                                 TOTAL MANAGEMENT
                                     MANAGEMENT                       FEE AND
AMERICAN CENTURY FUND     CLASS         FEE      RULE 12B-1 FEE  RULE 12B-1 FEE(1)
===================== ============  ============ ==============  ===============
Tax-Free Bond            Advisor        0.23%        0.50%             0.73%

                        Investor        0.48%        None              0.48%
===================== ============= ===========  ==============  ===============
Utilities                Advisor        0.42%        0.50%             0.92%

                        Investor        0.67%        None              0.67%
===================== ============= ===========  ==============  ===============

(1) Does not include "Other Expenses." See Annual Fund Operating Expenses table.

Separate   from  the   Reclassification   proposal   contained   in  this  Proxy
Statement/Prospectus,  the Boards recently approved a proposal to change the fee structure  of the  Advisor  Class.  As an Advisor  Class  shareholder,  you will receive a separate proxy  statement  describing  this proposal in greater detail and will have an  opportunity  to vote on it. If approved  by the Advisor  Class shareholders,  the Rule 12b-1 fee of the Advisor Class would be reduced 25 basis
points  from  0.50%  to  0.25%  and  the  corresponding   management  fee  would
simultaneously increase 25 basis points, resulting in no net change to the total expense  ratio.  If the  shareholders  of the  Advisor  Class do not approve the management  fee  change,  then the Rule 12b-1 fee would  remain at 0.50% and the management fee would continue at its current level. The proposed modification to the  Advisor  Class fee  structure  would  make the class more  consistent  with
industry   practice  and  American   Century's   internal   pricing   structure.
Irrespective of whether the Advisor Class  shareholders  pass the proposal,  the
total  annual  Fund  operating  expense  will  not  change.  If  approved,   the
Reclassifications will result in the current Advisor Class shareholders having a lower expense ratio. If approved,  the fee structure  change would not result in current  Advisor  Class  shareholders  having  a  lower  expense  ratio.  If the
Reclassification  is approved by  shareholders,  the Advisor  Class shares would cease to exist;  the proposal to change the fee  structure of the Advisor  Class shares would become moot;  and  therefore,  even if approved,  the change in fee structure would not take effect.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

Since  the  Advisor  Class and the  Investor  Class  shares of a Fund  represent interests in the same  portfolio,  they share identical  investment  objectives, policies and risks.  The investment  objectives of these Funds are listed in the following table:

----------------------------- --------------------------------------------------
AMERICAN CENTURY FUND         INVESTMENT OBJECTIVE
----------------------------- --------------------------------------------------
Tax-Free Bond                 Seeks safety of principal and high current income
                              that is exempt from federal income tax.
----------------------------- --------------------------------------------------
Utilities                     Seeks current income and long-term growth of
                              capital and income.
----------------------------- --------------------------------------------------

Reference is hereby made to the Funds' prospectuses and statements of additional information,  all of which are incorporated herein by reference. These documents
set  forth  in  full  the  investment   objectives,   policies,  and  investment
limitations of each Fund, and include a full discussion of the risks inherent in investments in each Fund.

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

The  following  table  highlights  certain  purchase,  redemption  and  exchange features of the Advisor and Investor Classes of Tax-Free Bond and Utilities.

------------------------------------- ----------------------------------- -----------------------------------
 PURCHASE, REDEMPTION AND EXCHANGE              ADVISOR CLASS                       INVESTOR CLASS
              FEATURES
------------------------------------- ----------------------------------- -----------------------------------
Minimum Initial Investment for        o  Broker-Dealer Sponsored          Same as Advisor Class
Tax-Free Bond                            Wrap program accounts and/or
                                         fee-based accounts: No
                                         minimum

                                      o  Coverdell Educate
                                         Savings Accounts: $5000

                                      o  Financial
                                         Intermediaries: $250

                                      o  All other accounts: $5000
------------------------------------- ----------------------------------- -----------------------------------
Minimum Initial Investment for        o  Coverdell Educate                Same as Advisor Class
Utilities                                Savings Accounts: $2000

                                      o  All other accounts: $2500
------------------------------------- ----------------------------------- -----------------------------------
Minimum Subsequent Investments        o  Financial                        Same as Advisor Class
(applicable only to Tax-Free Bond)       Intermediaries: No Minimum

                                      o  All other accounts: $50
------------------------------------- ----------------------------------- -----------------------------------
Initial Sales Charge (as a            None                                Same as Advisor Class
percentage of offering price)
------------------------------------- ----------------------------------- -----------------------------------
Reductions and Waivers of Initial     Not Applicable                      Same as Advisor Class
Sales Charges
------------------------------------- ----------------------------------- -----------------------------------
Redemption Fees                       None.  However, there is a $10      Same as Advisor Class
                                      charge to redeem your shares by
                                      wire.
------------------------------------- ----------------------------------- -----------------------------------
Maintenance Fee                       Not Applicable                      Investor Class Shares:  $12.50
                                                                          semi-annual fee for investors
                                                                          whose total eligible investments
                                                                          with American Century is less
                                                                          than $10,000. (See the Fund's
                                                                          prospectus for further
                                                                          information).  This fee is not
                                                                          applicable to shares held in a
                                                                          financial intermediary or retirement
                                                                          plan account.
------------------------------------- ----------------------------------- -----------------------------------
Purchases/Redemptions                 By mail, fax, telephone, online,    Same as Advisor Class
                                      in person or automatically.
------------------------------------- ----------------------------------- -----------------------------------
Redemption Policies                   The Fund reserves the right to      Same as Advisor Class
                                      delay delivery of redemption
                                      proceeds up to seven days.

                                      Any redemption request made
                                      within 15 days of an address
                                      change may be required to be
                                      submitted in writing with
                                      guaranteed signatures of all
                                      authorized signers. If bank
                                      information is changed a 15-day
                                      holding period may be imposed
                                      before the proceeds are wired to
                                      the bank.

                                      There is a $10 charge for
                                      redemption requests made by a
                                      wire transfer.

                                      The Fund reserves the right to
                                      redeem in kind (i.e. in
                                      securities rather than cash) if
                                      during any 90-day period you
                                      redeem Fund shares worth more
                                      than $250,000 or 1% of the value
                                      of the Fund's assets if that
                                      amount is less than $250,000.
------------------------------------- ----------------------------------- -----------------------------------
Exchanges                             Because there is no sales charge    Same as Advisor Class
                                      or CDSC on Advisor Class shares,
                                      shareholders may redeem and
                                      purchase shares into any other
                                      Advisor, Investor, or
                                      Institutional share class without
                                      incurring a sales charge.
                                      However, investors will have to
                                      meet the applicable minimum
                                      initial investment when
                                      purchasing new investments in
                                      these share classes.
------------------------------------- ----------------------------------- -----------------------------------

COMPARATIVE FEE TABLES

The Funds,  like all mutual funds,  incur certain expenses in their  operations.
These  expenses  include  management  fees, as well as the costs of  maintaining
accounts,   administration,   providing  shareholder  liaison  and  distribution
services  and other  activities.  Set forth in the tables  below is  information regarding  fees and expenses of the Funds and pro forma fees for the Funds after giving effect to the Reclassifications.

TAX-FREE BOND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                     Advisor Class   Investor Class    Pro Forma
                                                                       Investor
                                                                       Class
--------------------------------------------------------------------------------
   Maximum Account Maintenance Fee       N/A             $25(1)         $25(1)
--------------------------------------------------------------------------------

(1)  APPLIES ONLY TO INVESTORS  WHOSE TOTAL ELIGIBLE  INVESTMENTS  WITH AMERICAN
     CENTURY ARE LESS THAN $10,000.  SEE ACCOUNT MAINTENANCE FEE UNDER INVESTING
     DIRECTLY WITH AMERICAN  CENTURY IN THE FUNDS'  PROSPECTUS FOR MORE DETAILS.
     THIS FEE IS NOT  APPLICABLE TO SHARES HELD IN A FINANCIAL  INTERMEDIARY  OR
     RETIREMENT PLAN ACCOUNT.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               DISTRIBUTION                   TOTAL ANNUAL
                                 MANAGEMENT    AND SERVICE       OTHER        FUND OPERATING
FUND NAME      CLASS             FEE(1)        (12B-1) FEES(2)   EXPENSES(3)  EXPENSES
--------------------------------------------------------------------------------------------
Tax-Free Bond  Advisor Class          0.23%       0.50%             0.01%        0.74%
--------------------------------------------------------------------------------------------
               Investor               0.48%       None              0.01%        0.49%
--------------------------------------------------------------------------------------------
               Pro Forma Investor     0.48%       None              0.01%        0.49%
--------------------------------------------------------------------------------------------

(1)  THE FUND PAYS THE ADVISOR A SINGLE,  UNIFIED  MANAGEMENT  FEE FOR ARRANGING
     ALL SERVICES  NECESSARY FOR THE FUND TO OPERATE.  THE FEE SHOWN IS BASED ON
     ASSETS  DURING THE FUND'S MOST RECENT  FISCAL YEAR.  THE FUND HAS A STEPPED
     FEE SCHEDULE. AS A RESULT, THE FUND'S UNIFIED MANAGEMENT FEE RATE GENERALLY
     DECREASES AS ASSETS  INCREASE AND  INCREASES AS ASSETS  DECREASE.  FOR MORE
     INFORMATION ABOUT THE UNIFIED  MANAGEMENT FEE,  INCLUDING AN EXPLANATION OF
     STRATEGY  ASSETS,  SEe "The  Investment  Advisor"  UNDER  Management IN THE
     FUNDS' PROSPECTUS.

(2)  THE 12B-1 FEE IS DESIGNED TO PERMIT  INVESTORS TO PURCHASE  SHARES  THROUGH
     BROKER-DEALERS,    BANKS,   INSURANCE   COMPANIES   AND   OTHER   FINANCIAL
     INTERMEDIARIES.   THE  FEE  MAY  BE  USED  TO  COMPENSATE   SUCH  FINANCIAL
     INTERMEDIARIES  FOR  DISTRIBUTION  AND  OTHER  SHAREHOLDER   SERVICES.   IN
     ADDITION,  HALF OF THE  ADVISOR  CLASS  12B-1 FEE  (0.25%)  IS FOR  ONGOING
     RECORDKEEPING   AND   ADMINISTRATIVE   SERVICES   PROVIDED   BY   FINANCIAL
     INTERMEDIARIES,  WHICH  WOULD  OTHERWISE  BE PAID BY THE ADVISOR OUT OF THE
     UNIFIED  MANAGEMENT FEE. THE ADVISOR HAS REDUCED ITS UNIFIED MANAGEMENT FEE
     BY 0.25% FOR ADVISOR CLASS SHARES, BUT THE FEE FOR CORE INVESTMENT ADVISORY
     SERVICES IS THE SAME FOR ALL CLASSES.  FOR MORE  INFORMATION,  SEE Multiple
     Class Information AND Service, Distribution and Administrative Fees, IN THE
     FUNDS' PROSPECTUS.

(3)  OTHER  EXPENSES  INCLUDE THE FEES AND  EXPENSES  OF THE FUND'S  INDEPENDENT
     TRUSTEES AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST.

EXAMPLE

The  examples in the table  below are  intended to help you compare the costs of investing  in the Fund with the costs of investing  in other  mutual  funds.  Of course, your actual costs may be higher or lower. Assuming you . . .

o invest $10,000 in the Fund

o redeem all of your shares at the end of the periods shown below

o earn a 5% return each year

o incur the same operating expenses as shown above

.. . . your cost of investing in the Fund would be:

FUND NAME       CLASS                    1 YEAR   3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Tax-Free Bond   Advisor Class              $75      $236       $411       $916
--------------------------------------------------------------------------------
                Investor Class             $50      $157       $274       $615
--------------------------------------------------------------------------------
                Pro Forma Investor Class   $50      $157       $274       $615
--------------------------------------------------------------------------------

UTILITIES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                     Advisor Class   Investor Class   Pro Forma
                                                                      Investor
                                                                       Class
--------------------------------------------------------------------------------
 Maximum Account Maintenance Fee         N/A             $25(1)         $25(1)
--------------------------------------------------------------------------------

(1)  APPLIES ONLY TO INVESTORS  WHOSE TOTAL ELIGIBLE  INVESTMENTS  WITH AMERICAN
     CENTURY ARE LESS THAN $10,000.  SEE ACCOUNT MAINTENANCE FEE UNDER INVESTING
     DIRECTLY WITH AMERICAN CENTURY FOR MORE DETAILS. THIS FEE IS NOT APPLICABLE
     TO SHARES HELD IN A FINANCIAL INTERMEDIARY OR RETIREMENT PLAN ACCOUNT.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                             DISTRIBUTION                  TOTAL ANNUAL
                                 MANAGEMENT  AND SERVICE      OTHER        FUND OPERATING
FUND NAME    CLASS               FEE(1)      (12B-1) FEES(2)  EXPENSES(3)    EXPENSES
-----------------------------------------------------------------------------------------
Utilities    Advisor Class         0.42%         0.50%          0.01%       0.93%
-----------------------------------------------------------------------------------------
             Investor              0.67%         None           0.01%       0.68%
-----------------------------------------------------------------------------------------
             Pro Forma Investor    0.67%         None           0.01%       0.68%
-----------------------------------------------------------------------------------------

(1)  THE FUND PAYS THE ADVISOR A SINGLE,  UNIFIED  MANAGEMENT  FEE FOR ARRANGING
     ALL SERVICES  NECESSARY FOR THE FUND TO OPERATE.  THE FEE SHOWN IS BASED ON
     ASSETS  DURING THE FUND'S MOST RECENT  FISCAL YEAR.  THE FUND HAS A STEPPED
     FEE SCHEDULE. AS A RESULT, THE FUND'S UNIFIED MANAGEMENT FEE RATE GENERALLY
     DECREASES AS FUND ASSETS  INCREASE AND  INCREASES AS FUND ASSETS  DECREASE.
     FOR MORE INFORMATION ABOUT THE UNIFIED  MANAGEMENT FEE, SEE "The Investment
     Advisor" UNDER Management in the Funds' prospectus.

(2)  THE 12B-1 FEE IS DESIGNED TO PERMIT  INVESTORS TO PURCHASE  SHARES  THROUGH
     BROKER-DEALERS,    BANKS,   INSURANCE   COMPANIES   AND   OTHER   FINANCIAL
     INTERMEDIARIES.   THE  FEE  MAY  BE  USED  TO  COMPENSATE   SUCH  FINANCIAL
     INTERMEDIARIES  FOR  DISTRIBUTION  AND  OTHER  SHAREHOLDER   SERVICES.   IN
     ADDITION,  HALF OF THE  ADVISOR  CLASS  12B-1 FEE  (0.25%)  IS FOR  ONGOING
     RECORDKEEPING   AND   ADMINISTRATIVE   SERVICES   PROVIDED   BY   FINANCIAL
     INTERMEDIARIES,  WHICH  WOULD  OTHERWISE  BE PAID BY THE ADVISOR OUT OF THE
     UNIFIED  MANAGEMENT FEE. THE ADVISOR HAS REDUCED ITS UNIFIED MANAGEMENT FEE
     BY 0.25% FOR ADVISOR CLASS SHARES, BUT THE FEE FOR CORE INVESTMENT ADVISORY
     SERVICES IS THE SAME FOR ALL CLASSES.  FOR MORE  INFORMATION,  SEE Multiple
     Class Information AND Service, Distribution and Administrative Fees, IN THE
     FUNDS' PROSPECTUS.

(3)  OTHER  EXPENSES  INCLUDE THE FEES AND  EXPENSES  OF THE FUND'S  INDEPENDENT
     DIRECTORS AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST.

EXAMPLE

The  examples in the table  below are  intended to help you compare the costs of investing  in the Fund with the costs of investing  in other  mutual  funds.  Of course, your actual costs may be higher or lower. Assuming you . . .

o invest $10,000 in the Fund

o redeem all of your shares at the end of the periods shown below

o earn a 5% return each year

o incur the same operating expenses as shown above

.. . . your cost of investing in the Fund would be:

FUND NAME      CLASS                    1 YEAR    3 YEARS     5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Utilities      Advisor Class              $95       $296        $513      $1,139
               Investor Class             $69       $217        $378      $844
--------------------------------------------------------------------------------
               Pro Forma Investor Class   $69       $217        $378      $844
--------------------------------------------------------------------------------

COMPARATIVE PERFORMANCE TABLES

AVERAGE ANNUAL TOTAL RETURNS

The  following  tables  show the  average  annual  total  returns  of the Funds'
Investor Class and Advisor  shares.  Return Before Taxes shows the actual change in the value of fund shares over the time  periods  shown,  but does not reflect the impact of taxes on fund distributions or the sale of fund shares.

The benchmark is an unmanaged  index that has no operating costs and is included in each table for performance comparison.

TAX-FREE BOND
                                           Advisor Class               Investor Class
------------------------------------------------------------------------------------------
FOR PERIODS ENDED DECEMBER 31, 2006                LIFE OF
                                         1 YEAR    CLASS(1)     1 YEAR  5 YEARS   10 YEARS
------------------------------------------------------------------------------------------
Return Before Taxes                      3.86%     3.39%         4.11%   4.44%     4.93%

Lehman Brothers Municipal                3.38%     2.93%(2)      3.38%   4.09%     4.70%
   5-Year General Obligation Index
   (reflects no deduction for fees,
   expenses or taxes)
------------------------------------------------------------------------------------------

(1)  THE INCEPTION DATE FOR TAX-FREE BOND ADVISOR CLASS IS JULY 29, 2005.

(2)  SINCE JULY 31, 2005,  THE DATE CLOSEST TO THE CLASS'S  INCEPTION  FOR WHICH
     DATA IS AVAILABLE.

UTILITIES
                                             Advisor Class                  Investor Class
---------------------------------------------------------------------------------------------------
                                                        LIFE OF
FOR PERIODS ENDED DECEMBER 31, 2006   1 YEAR   5 YEARS  CLASS(1)     1 YEAR    5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Return Before Taxes                   24.62%   9.44%     6.35%       24.99%    9.73%      9.69%

S&P 500(R) Index                      15.79%   6.19%     4.30%(2)    15.79%    6.19%      8.42%
   (reflects no deduction for fees,
   expenses or taxes)

(1)  THE INCEPTION DATE FOR THE ADVISOR CLASS IS JUNE 25, 1998.

(2)  SINCE JUNE 30, 1998,  THE DATE CLOSEST TO THE CLASS'S  INCEPTION  FOR WHICH
     DATA IS AVAILABLE.

For  further   information  on  the   performance  of  the  Funds,   please  see
"Management's  Discussion of Fund Performance" attached hereto as Exhibit C. For further  information  regarding  the  financial  history  of  Advisor  Class and
Investor Class of the Funds, please see "Financial  Highlights"  attached hereto as Exhibit D and your Fund's prospectus.

INFORMATION ABOUT THE REORGANIZATIONS

TERMS OF THE AGREEMENTS AND PLANS OF REORGANIZATION

Set forth below is a summary of certain  material  terms of the  Agreements  and
Plans of Reorganization  ("Plans"). This summary is qualified in its entirety by the terms and  provisions  of the form of Plan which is  attached  to this Proxy
Statement/Prospectus as Exhibit A.

The Plans provide that all of the assets of Arizona  Municipal  Bond and Florida
Municipal Bond will be transferred to Tax-Free Bond at 4:00 p.m.,  Eastern Time, on the Closing Date of the Reorganizations  (which is expected to be on or about
August 31, 2007).  In exchange for the transfer of these  assets,  Tax-Free Bond will  simultaneously  issue a number  of full and  fractional  shares to each of
Arizona  Municipal  Bond  and  Florida  Municipal  Bond  equal  in  value to the aggregate net asset value of the respective  Funds calculated at the time of the
Reorganizations.  The Plans  contemplate  that the Acquired Funds will discharge all of its  liabilities  and  obligations  prior to the Closing  Date other than ordinary  course  liabilities  reflected in the Acquired  Fund's net asset value incurred by the Acquired Fund prior to the Closing Date in  connection  with its on-going business  operations  (including accrued fees and expenses and payables for securities purchased or for shares redeemed). Tax-Free Bond shall not assume or agree to pay, satisfy,  discharge or perform any contingent  liabilities,  or any liabilities  arising under any plan adopted by the Acquired Funds under Rule
12b-1  with  respect  to the sale of the  Acquired  Funds'  shares  prior to the
Closing Date.

When  calculating the value of the assets of Arizona  Municipal Bond and Florida
Municipal Bond for purposes of each Reorganization, the net asset values will be determined in accordance with Tax-Free  Bond's  valuation  procedures.  However, since the  valuation  procedures  used by Tax-Free  Bond are  identical  in most respects to those used by Arizona  Municipal  Bond and Florida  Municipal  Bond,
there are not  anticipated to be  differences  in the valuation  methods used to value the securities held by Arizona  Municipal Bond and Florida  Municipal Bond at the time of the Reorganizations.

Following  the  transfer  of assets in  exchange  for shares of  Tax-Free  Bond,
Arizona  Municipal Bond and Florida  Municipal  Bond will  distribute all of the shares of  Tax-Free  Bond pro rata to their  shareholders  of record in complete liquidation of Arizona Municipal Bond and Florida  Municipal Bond.  Shareholders
of Arizona  Municipal Bond and Florida  Municipal Bond owning shares at the time of the  Reorganization  will receive the same percentage of the aggregate number of  corresponding  Tax-Free  Bond  shares  issued as such  shareholder  owned in
Arizona   Municipal  Bond  and  Florida  Municipal  Bond  at  the  time  of  the
Reorganizations.  Such distribution will be accomplished by the establishment of accounts in the names of each Arizona  Municipal Bond and Florida Municipal Bond shareholder on the share records of Tax-Free Bond's transfer agent. Each account will receive the respective pro rata number of full and fractional Tax-Free Bond shares due to the  shareholder of Arizona  Municipal Bond and Florida  Municipal
Bond. Arizona Municipal Bond and Florida Municipal Bond will then be terminated.
Tax-Free Bond Fund does not issue share  certificates to shareholders.  Tax-Free
Bond shares to be issued will have no preemptive or conversion  rights. No sales charge  will be imposed in  connection  with the  receipt of such  shares by the shareholders of Arizona Municipal Bond or Florida Municipal Bond.

In connection with the  Reorganizations,  holders of shares of Arizona Municipal
Bond and Florida  Municipal Bond will receive  Investor Class shares of Tax-Free
Bond.  Shares of Tax-Free Bond to be issued to shareholders of Arizona Municipal
Bond  and  Florida  Municipal  Bond  under  the  Plans  will be  fully  paid and non-assessable  when issued,  transferable  without restriction and will have no subscription rights. Reference is hereby made to the prospectus of Tax-Free Bond provided herewith for additional information about shares of Tax-Free Bond.

The Plans contain  customary  representations,  warranties and conditions.  Each
Plan  provides  that the  consummation  of the  Reorganizations  with respect to
Arizona  Municipal  Bond  and  Florida  Municipal  Bond  and  Tax-Free  Bond are
conditioned upon, among other things: (i) approval of the Reorganizations by the shareholders of Arizona  Municipal Bond and Florida Municipal Bond; and (ii) the
receipt by Arizona Municipal Bond, Florida Municipal Bond and Tax-Free Bond Fund
of a tax  opinion to the effect  that the  Reorganizations  will be  tax-free to
Arizona   Municipal  Bond  and  Florida  Municipal  Bond  and  their  respective shareholders,  and Tax-Free  Bond.  Any Plan may be  terminated  if,  before the
Closing  Date,  any  of  the  required   conditions   have  not  been  met,  the
representations  and  warranties are not true (and have not been cured within 30 days), or the Municipal Trust Board determines that a  Reorganization  is not in the best  interest  of the  shareholders  of  Arizona  Municipal  Bond,  Florida
Municipal  Bond or Tax-Free  Bond,  respectively.  The  Reorganizations  are not anticipated  to result in dilution  of the net asset value of Arizona  Municipal
Bond,  Florida  Municipal  Bond or Tax-Free  Bond  immediately  following  their consummation.  Consummation of one of the  Reorganizations is not a condition to the closing of the other Reorganization.

COSTS OF THE REORGANIZATIONS

The  expenses  of  each   Reorganization  will  be  paid  by  American  Century.
Reorganization  expenses include:  (a) expenses  associated with the preparation and filing of this Proxy  Statement/Prospectus;  (b) postage; (c) printing;  (d)
accounting  fees;  (e)  legal  fees  incurred  in the  preparation  of the Proxy
Statement/Prospectus;   (f)   solicitation   costs;   and  (g)   other   related
administrative  or operational  costs. Any registration or licensing fee will be borne by the American  Century Fund incurring such fee.  Arizona  Municipal Bond and Florida  Municipal Bond will pay for any brokerage  charges  associated with
the  disposition  of  their  respective   portfolio   securities  prior  to  the
Reorganizations.

REASONS FOR THE REORGANIZATIONS

In determining to approve the  Reorganizations  and to recommend approval of the
Reorganizations  to shareholders of Arizona Municipal Bond and Florida Municipal
Bond, the Municipal  Trust Board made inquiries into all matters deemed relevant and considered the following, among others items:

     o    The viability of Arizona  Municipal  Bond and Florida  Municipal  Bond
          absent approval of the proposed Reorganizations;

     o    The redundancy of Florida  Municipal Bond with Tax-Free Bond given the repeal of the Florida intangibles tax;

     o    The  commonalities in investment  objectives and principal  investment policies  of  Tax-Free  Bond and  Arizona  Municipal  Bond and Florida
          Municipal Bond;

     o    The federal income tax treatment of the Reorganizations;

     o    The  undertaking by American  Century to pay all the  above-referenced costs and expenses of the Reorganizations;

     o    The same portfolio managers are responsible for the Acquired Funds and
          Tax-Free Bond.

     Some of these factors are discussed in greater detail below.

COMPATIBLE INVESTMENT OBJECTIVES AND POLICIES

     As  discussed in the section  entitled  "SUMMARY-Comparison  of  Investment
Objectives and Policies," there are material  differences between the investment objectives  of Arizona  Municipal  Bond and Florida  Municipal  Bond and that of
Tax-Free Bond.  However,  the Municipal Trust Board considered that all three of the  investment  objectives  seek to provide high current  income that is exempt from federal income tax.

VIABILITY OF THE FUNDS

     The Municipal  Trust Board  considered the decline of net assets and of net sales of the Acquired  Funds over the past several  calendar years and concluded that these Funds were not likely to reach a viable  asset size.  In addition the
Board considered the negative impact that the repeal of the Florida  intangibles tax would likely have on future sales of Florida Municipal Bond.

FEDERAL INCOME TAX TREATMENT OF REORGANIZATIONS

     The  Municipal  Trust Board also  considered  that the Acquired  Funds will receive a tax opinion to the effect that the Reorganizations  will be treated as
"tax-free" for federal income tax purposes.  Prior to the Reorganizations,  if a
Arizona  Municipal Bond or Florida Municipal Bond shareholder were to redeem its investment in Arizona  Municipal  Bond or Florida  Municipal Bond and invest the proceeds in another fund or other investment product, such shareholder generally would recognize gain or loss for federal income tax purposes upon the redemption of  the  shares.  By  contrast,  it  is  intended  that,  as  a  result  of  the
Reorganizations:  (i)  shareholders  of the Acquired  Funds will not recognize a taxable gain or loss on the exchange of their Arizona  Municipal Bond or Florida
Municipal  Bond shares for shares of Tax-Free  Bond;  (ii)  shareholders  of the
Acquired  Funds will have the same  aggregate  tax cost basis in  Tax-Free  Bond shares  received in  connection  with the  Reorganizations  as in their  Arizona
Municipal Bond or Florida Municipal Bond shares; and (iii) assuming that Arizona
Municipal Bond and Florida  Municipal Bond shares are held as a capital asset on the Closing Date,  the holding period for Tax-Free Bond Fund shares will include the period for which such shareholder held its Arizona Municipal Bond or Florida
Municipal Bond shares.

EXPENSES OF THE REORGANIZATIONS

     American Century,  or one or more of its affiliates,  will bear the cost of the  Reorganizations,  including proxy  solicitation  and tabulation  costs. See
"Costs of the Reorganizations" under "Information About the Reorganizations" for further information.

RECOMMENDATION IN FAVOR OF APPROVAL OF THE REORGANIZATIONS

     Based  on the  foregoing,  together  with  other  factors  and  information considered to be relevant,  and recognizing  that there can be no assurance that any benefits will in fact be realized,  the Municipal Trust Board concluded that the Reorganizations are in the best interests of all affected shareholders.

     In approving the Reorganizations,  the Municipal Trust Board, including all of the Trustees who are not  "interested  persons" within the meaning of Section
2(a)(19)  of  the  1940  Act  ("Independent  Trustees"),  determined  that  each
Reorganization  is in the best  interests of Arizona  Municipal Bond and Florida
Municipal Bond, respectively,  and their respective  shareholders.  In addition, the Municipal  Trust Board,  including  all of the  Independent  Trustees,  also determined that the interests of the shareholders of Arizona  Municipal Bond and
Florida  Municipal  Bond  would not be  diluted  as a result of  effecting  each
respective   Reorganization   because   each  such   shareholder   will  receive
corresponding  shares of Tax-Free Bond having an aggregate net asset value equal to the aggregate net asset value of his or her shares in Arizona  Municipal Bond and Florida  Municipal  Bond,  respectively,  outstanding  as  determined at the
Closing.  Consequently,  the Municipal Trust Board approved the  Reorganizations and  directed  that they be  submitted  to the  shareholders  of each of Arizona
Municipal Bond and Florida Municipal Bond, respectively for approval.

     THE MUNICIPAL TRUST BOARD  UNANIMOUSLY  RECOMMENDS THAT THE SHAREHOLDERS OF
ARIZONA  MUNICIPAL  BOND AND FLORIDA  MUNICIPAL  BOND APPROVE THE  CORRESPONDING
PLANS OF REORGANIZATION. CONSUMMATION OF THE REORGANIZATIONS WITH RESPECT TO ONE
FUND IS NOT  CONTINGENT  UPON  THE  APPROVAL  OF THE PLAN OF  REORGANIZATION  BY
SHAREHOLDERS OF THE OTHER FUND.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

     As a condition to the  Reorganizations,  Arizona  Municipal  Bond,  Florida
Municipal Bond and Tax-Free Bond will receive  opinions of counsel to the effect
that,  on  the  basis  of  the  existing   provisions   of  the  Code,   current
administrative rules and court decisions, for federal income tax purposes:

     o    the  Reorganizations  as set forth in the Plans will each constitute a tax-free  reorganization  under  section  368(a) of the Code,  and the parties to the Plans each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     o    no gain or loss will be  recognized  by Tax-Free Bond upon its receipt of the assets of Arizona  Municipal Bond or Florida  Municipal Bond in
          exchange for Investor Class shares of Tax-Free Bond;

     o    no gain or loss will be  recognized  by  Arizona  Municipal  Bond upon transfer of its assets to Tax-Free Bond in exchange for Investor Class shares of Tax-Free  Bond or upon the  distribution  of Investor  Class shares of Tax-Free Bond Fund to Arizona Municipal Bond's  shareholders in exchange for their shares of Arizona Municipal Bond;

     o    no gain or loss will be  recognized  by  Florida  Municipal  Bond upon transfer of its assets to Tax-Free Bond in exchange for Investor Class shares of Tax-Free  Bond or upon the  distribution  of Investor  Class shares of Tax-Free Bond to Florida  Municipal  Bond's  shareholders in exchange for their shares of the Florida Municipal Bond;

     o    no  gain or  loss  will  be  recognized  by  shareholders  of  Arizona
          Municipal Bond or Florida Municipal Bond upon exchange of their shares for Investor Class shares of Tax-Free Bond;

     o    the  aggregate  tax basis of Investor  Class  shares of Tax-Free  Bond received by each  shareholder  of Arizona  Municipal  Bond and Florida
          Municipal Bond, respectively,  pursuant to the Reorganizations will be the same as the aggregate tax basis of the shares of Arizona Municipal
          Bond  and  Florida   Municipal  Bond,   respectively,   held  by  such
          shareholder immediately prior to the Reorganizations;

     o    the holding  period of the  Investor  Class  shares of  Tax-Free  Bond received by each  shareholder  of Arizona  Municipal  Bond and Florida
          Municipal  Bond  pursuant to the Plans will include the period  during which  shares of Arizona  Municipal  Bond and Florida  Municipal  Bond
          exchanged therefore were held by such shareholder, provided the shares of Arizona  Municipal  Bond and  Florida  Municipal  Bond were held as capital assets on the date of the Reorganizations;

     o    the tax basis of the  assets of  Arizona  Municipal  Bond and  Florida
          Municipal  Bond  acquired by Tax-Free Bond will be the same as the tax basis of such assets to Arizona  Municipal Bond and Florida  Municipal
          Bond immediately prior to the Reorganizations; and

     o    the holding  period of Arizona  Municipal  Bond and Florida  Municipal
          Bond's  assets in the hands of the Tax-  Free  Bond will  include  the period during which those assets were held by Arizona  Municipal  Bond and Florida Municipal Bond.

     The  foregoing  opinion  may state that no opinion is  expressed  as to the effect of the  Reorganizations on Arizona Municipal Bond, Florida Municipal Bond
or Tax-Free Bond's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a  taxable  year (or on the  termination  or  transfer  thereof)  under a mark-to-market system of accounting.

     The  parties   have  agreed  to  cooperate   to   facilitate   the  orderly
reorganization  of  Arizona  Municipal  Bond and  Florida  Municipal  Bond  into
Tax-Free Bond. It is anticipated  that this  transition will include the sale of certain  portfolio  securities of Arizona  Municipal Bond and Florida  Municipal
Bond  prior to the  Reorganizations.  The sale of  securities  may result in the realization  of capital gains to Arizona  Municipal  Bond and Florida  Municipal
Bond that, to the extent not offset by capital  losses,  would be distributed to shareholders prior to the Closing Date.

Arizona  Municipal  Bond,  Florida  Municipal  Bond  and  Tax-Free  Bond had the
following tax basis appreciation or (depreciation) as of May 31, 2006.

FUND                                        NET TAX BASIS
                                          APPRECIATION OR
                                           (DEPRECIATION)

Arizona Municipal                            $ 1,457,939
Bond Fund

Florida Municipal Bond                       $ 1,269,966
Fund

Tax-Free Bond Fund                           $10,923,265

Shareholders are urged to consult their tax advisors regarding the effect of the
Reorganizations  in light of their  individual  circumstances.  As the foregoing relates  only to  federal  income tax  consequences,  shareholders  also  should consult their tax advisors as to the non-United  States,  state, local and other tax consequences of the Reorganizations.

FUND CAPITALIZATION

The following table sets forth the  capitalization of Arizona Municipal Bond and
Florida  Municipal  Bond as of  January  31,  2007,  and the  capitalization  of
Tax-Free Bond on a pro forma basis,  as if the  Reorganizations  had occurred on that date.

-------------------------- -------------------------------------------------- -------------- ------------
                                        ARIZONA MUNICIPAL BOND                TAX-FREE BOND   PRO FORMA
                                                                                              COMBINING
-------------------------- ------------- ------------- ---------- ----------- -------------- ------------
ARIZONA                      INVESTOR      A CLASS      B CLASS    C CLASS      INVESTOR       INVESTOR
MUNICIPAL/TAX-FREE BOND
-------------------------- ------------- ------------- ---------- ----------- -------------- ------------
TOTAL NET ASSETS            $52,298,280    $1,755,833    $42,273    $504,123   $645,085,129  $699,685,638
-------------------------- ------------- ------------- ---------- ----------- -------------- ------------
SHARES OUTSTANDING            4,875,057       163,672      3,940      46,993     60,103,323    65,192,985
-------------------------- ------------- ------------- ---------- ----------- -------------- ------------
NET ASSET VALUE PER SHARE        $10.73        $10.73     $10.73      $10.73         $10.73        $10.73
-------------------------- ------------- ------------- ---------- ----------- -------------- ------------

-------------------------- ------------- ------------- ---------- ----------- -------------- ------------
                                        FLORIDA MUNICIPAL BOND                TAX-FREE BOND   PRO FORMA
                                                                                              COMBINING
-------------------------- ------------- ------------- ---------- ----------- -------------- ------------
FLORIDA                      INVESTOR    INSTITUTIONAL  ADVISOR    C CLASS      INVESTOR       INVESTOR
MUNICIPAL/TAX-FREE BOND
-------------------------- ------------- ------------- ---------- ----------- -------------- ------------
TOTAL NET ASSETS            $35,836,522    $1,054,194    $16,082  $1,083,054  $645,085,129   $683,074,981
-------------------------- ------------- ------------- ---------- ----------- -------------- ------------
SHARES OUTSTANDING            3,384,334        99,556      1,519     102,281     60,103,323    63,643,850
-------------------------- ------------- ------------- ---------- ----------- -------------- ------------
NET ASSET VALUE PER SHARE        $10.59        $10.59     $10.59      $10.59         $10.73        $10.73
-------------------------- ------------- ------------- ---------- ----------- -------------- ------------

----------------------------- --------------------------------------------------
                                          ARIZONA MUNICIPAL BOND
----------------------------- ------------- ------------ ---------- ------------
                                INVESTOR         A           B          C
----------------------------- ------------- ------------ ---------- ------------
TOTAL NET ASSETS               $52,298,280   $1,755,833    $42,273   $504,123
----------------------------- ------------- ------------ ---------- ------------
SHARES OUTSTANDING               4,875,057      163,672      3,940     46,993
----------------------------- ------------- ------------ ---------- ------------
NET ASSET VALUE PER SHARE           $10.73       $10.73     $10.73     $10.73
----------------------------- ------------- ------------ ---------- ------------

----------------------------- --------------------------------------------------
                                          FLORIDA MUNICIPAL BOND
----------------------------- ------------- ------------ ----------- -----------
                                INVESTOR         A           B            C
----------------------------- ------------- ------------ ----------- -----------
TOTAL NET ASSETS               $35,836,522   $1,054,194     $16,082  $1,083,054
----------------------------- ------------- ------------ ----------- -----------
SHARES OUTSTANDING               3,384,334       99,556       1,519     102,281
----------------------------- ------------- ------------ ----------- -----------
NET ASSET VALUE PER SHARE           $10.59       $10.59      $10.59      $10.59
----------------------------- ------------- ------------ ----------- -----------

----------------------------- -------------- --------------
                              TAX-FREE BOND    PRO FORMA
                                               COMBINING
----------------------------- -------------- --------------
ARIZONA MUNICIPAL/FLORIDA       INVESTOR       INVESTOR
MUNICIPAL/TAX-FREE BOND
----------------------------- -------------- --------------
TOTAL NET ASSETS               $645,085,129   $737,675,490
----------------------------- -------------- --------------
SHARES OUTSTANDING               60,103,323     68,733,512
----------------------------- -------------- --------------
NET ASSET VALUE PER SHARE            $10.73         $10.73
----------------------------- -------------- --------------

----------------------------- -------------- --------------

MATERIAL DIFFERENCES BETWEEN RIGHTS OF SHAREHOLDERS

Arizona Municipal Bond,  Florida Municipal Bond and Tax-Free Bond are all series of American Century Municipal Trust, a Massachusetts business trust organized on
May 1,  1984.  Therefore,  since all the Funds are  series of the same  business trust there are no material differences  regarding the rights of shareholders of the Funds under applicable  state law or the Amended and Restated  Agreement and
Declaration of Trust and Bylaws of American Century Municipal Trust.

INFORMATION ABOUT THE RECLASSIFICATIONS

TERMS OF THE RECLASSIFICATIONS

If   shareholders   of  Tax-Free  Bond  and   Utilities   approve  the  proposed
Reclassification  (the "Investor  Class  Reclassification"),  all of the Advisor
Class shares of each Fund will be  reclassified  as Investor Class shares of the same Funds.

If the  Investor  Class  Reclassification  is  approved by  shareholders,  it is anticipated  that it will be effective on the Closing  Date. A form of amendment to the Articles of Incorporation of American Century  Quantitative Equity Funds,
Inc. is attached hereto as Exhibit B.

COSTS OF THE RECLASSIFICATIONS

The  expenses  of the  Reclassifications  will  be  paid  by  American  Century.
Reclassification  expenses include: (a) expenses associated with the preparation and filing of this Proxy  Statement/Prospectus;  (b) postage; (c) printing;  (d)
accounting  fees;  (e)  legal  fees  incurred  in the  preparation  of the Proxy
Statement/Prospectus;   (f)   solicitation   costs;   and  (g)   other   related
administrative  or operational  costs. Any registration or licensing fee will be borne by the American Century Fund incurring such fee.

REASONS FOR THE RECLASSIFICATIONS

AMERICAN CENTURY MUNICIPAL TRUST

At its meeting on December  8, 2006,  the Board of Trustees of American  Century
Municipal  Trust  authorized,  approved  and  declared it advisable to amend the
Trust's  Amended and Restated  Agreement and  Declaration  of Trust to reflect a reclassification  of all Advisor Class shares of Tax-Free Bond as Investor Class shares of the same Fund in an effort to eliminate  share classes that are not in demand. The Board proposes to reclassify all Advisor Class shares of the Fund as
Investor  Class  shares in an effort to  simplify  and  standardize  share class structure the  distribution of the Fund. The Board considered the low balance in the Advisor Class, and concluded that the  Reclassification of the Advisor Class shares of Tax-Free Bond as Investor Class shares of the same Fund will result in a beneficial decrease in the total expense ratio for affected shareholders.

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

At its meeting on December 8, 2006,  the Board of Directors of American  Century
Quantitative Equity Funds, Inc.  authorized,  approved and declared it advisable to amend the  Articles of  Incorporation  to reflect a  reclassification  of all
Advisor  Class shares of Utilities as Investor  Class shares of the same Fund in an effort to eliminate share classes that are not in demand.  The Board proposes to reclassify  all Advisor Class shares of the Fund as Investor  Class shares in an effort to simplify and standardize the share class structure of the Fund. The
Board  considered  the low balance of the Advisor Class and  concluded  that the
Reclassification  of all Advisor  Class  shares as Investor  Class shares of the same Fund will result in a beneficial  decrease in the total  expense  ratio for affected shareholders.

FEDERAL INCOME TAX CONSEQUENCES

Based on the  existing  provisions  of the  Internal  Revenue  Code of 1986,  as amended,  current  administrative rules and court decisions,  for federal income tax purposes,  it is expected that the Reclassifications of the American Century
Funds will not result in any tax  consequences  to  shareholders of the affected
Funds.

DESCRIPTION OF THE FUND SHARES

TAX-FREE BOND AND UTILITIES SHARES

Advisor  Class  shares are  intended  for persons  investing  through  financial intermediaries  that provide various  administrative and distribution  services.
Financial intermediaries include banks, broker-dealers,  insurance companies and financial professionals.  Shares of Tax-Free Bond are not available to investors in  employer-sponsored  retirement  plans.  Investor  Class shares are available through financial  intermediaries that provide various administrative  services, but also may be purchased directly from American Century. Neither Investor Class nor Advisor Class shares impose a front-end or contingent deferred sales charge.

Tax-Free Bond and Utilities do not charge sales loads,  fees or other charges if you buy shares directly from American Century,  reinvest dividends in additional shares,  exchange  shares  into the same  class of  shares of  another  American
Century  Fund,  or redeem  shares.  There is a $10 service  charge for redeeming shares by wire.

Investors  holding shares in the Investor Class in an American  Century  account
(i.e.,  not a financial  intermediary or retirement plan account) may be subject to a $25  account  maintenance  fee if their  total  eligible  investments  with
American  Century are less than  $10,000.  American  Century will  determine the amount of the total  eligible  investments  twice per year,  generally  the last
Friday in October and April. If the value of those eligible  investments is less than $10,000 at that time, American Century will automatically  redeem shares in one of the accounts in order to collect the $12.50  semiannual  fee. Please note that  tax  liability  may  be  incurred  as a  result  of  this  redemption.  In determining the total eligible investment amount,  American Century will include investments  in all personal  accounts  (including  American  Century  Brokerage accounts)  registered under the investor's Social Security number.  The fee will not be charged to  investors  who choose to manage  their  accounts  exclusively online.

RIGHTS OF SHAREHOLDERS OF TAX-FREE BOND AND UTILITIES

Tax-Free Bond is a series of American  Century  Municipal Trust, a Massachusetts
business trust. Since Advisor Class shares and Investor Class shares of Tax-Free
Bond both represent an interest in American Century  Municipal Trust,  there are no material  differences  in the rights of  shareholders  of the  Advisor  Class compared to the rights of  shareholders  of the Investor Class under  applicable state law or the Amended and Restated  Agreement  and  Declaration  of Trust and
Bylaws of American  Century  Municipal Trust.  Nevertheless,  the following is a
brief   discussion   providing   information  with  respect  to  the  rights  of
shareholders  under the Amended and Restated  Agreement and Declaration of Trust
of American Century Municipal Trust (the "Municipal  Charter").  The description is qualified in its entirety by reference to the Amended and Restated  Agreement and  Declaration  of Trust dated March 26,  2004,  the form of  Amendment to the
Amended and Restated  Declaration of Trust,  and the Amended and Restated Bylaws
dated August 26, 2004.

Utilities is a series of American  Century  Quantitative  Equity Funds,  Inc., a
Maryland  corporation.  Since Advisor Class shares and Investor  Class shares of
Utilities both  represent an interest in American  Century  Quantitative  Equity
Funds, Inc., there are no material  differences in the rights of shareholders of the Advisor Class compared to the rights of  shareholders  of the Investor Class under  applicable  state law or the  Articles  of  Incorporation  and  Bylaws of
American Century Quantitative Equity Funds, Inc. Nevertheless,  the following is a  brief  discussion  providing  information  with  respect  to  the  rights  of shareholders  under Maryland law and the Articles of  Incorporation  of American
Century Quantitative Equity Funds, Inc. (the "Equity Charter").  The description is qualified in its  entirety by reference to the Articles of  Incorporation  as last amended  November 10, 2006 and the Amended and Restated Bylaws dated August
26, 2004.

VOTING RIGHTS OF SHAREHOLDERS

The Municipal Charter provides that a shareholder of each Fund or class shall be entitled  to one vote for each  dollar of net asset value per share of such Fund or class,  on any matter on which such  shareholder  is entitled  to vote.  Each fractional  dollar amount shall be entitled to a proportionate  fractional vote.
The Municipal  Charter  provides that  shareholders are entitled to vote only 1)
for the election of  Trustees;  2) to the same extent as the  stockholders  of a
Massachusetts  business  corporation  as  to  whether  or  not a  court  action, proceeding or claim should or should not be brought or  maintained  derivatively or as a class action on behalf of the Trust or the Shareholders; 3) with respect to the  termination of the Trust or any Fund or class of the Trust;  and 4) with respect to such additional  matters  relating to the Trust as may be required by the  Municipal  Charter,  the Bylaws of the  Trust,  or as deemed  necessary  or desirable  by the  Trustees.  There is no  cumulative  voting in the election of
Trustees.

The Equity Charter provides that a shareholder shall be entitled to one vote for each  dollar of net asset  value per share for each  share of stock  held on the applicable  record date,  regardless  of the class or series.  However,  matters affecting  only one class or Fund or class shall be voted upon only by that Fund or class.  Where required by the 1940 Act or the regulations  adopted thereunder or any other  applicable  law,  certain  matters shall be voted on separately by each class or series of shares affected and not by all classes unless  otherwise required by law.

MEETINGS OF SHAREHOLDERS

The Municipal Charter and Equity Charter do not require the Funds to hold annual shareholder  meetings,  unless  required to do so in order to elect trustees and such other  purposes  as may be  prescribed  by law or the  Municipal  or Equity
Charters.  The Municipal and Equity Charters  stipulate that special meetings of the  shareholders  may be called by the  Trustees/Directors  for the  purpose of taking  action  upon any other  matter  deemed by the  Trustees/Directors  to be necessary or desirable.  A meeting of the  shareholders may be held at any place designated by the Trustees/Directors.  Written notice of any meeting is required to be given by the  Trustees/Directors.  Except when a larger quorum is required by applicable law,  one-third of the shares entitled to vote shall  constitute a quorum at a shareholder's  meeting. When any one or more Funds or classes of the trust or  corporation  is to vote as a single  Fund or class  separate  from any other shares which are to vote on the same matters as a separate  Fund or class, one-third  of the  shares  of each  such Fund or class  entitled  to vote  shall constitute  a quorum at a  shareholders'  meeting  of that  Fund or  class.  Any meeting of shareholders  may be adjourned from time to time by a majority of the votes  properly  cast upon the question,  whether or not a quorum is present.  A meeting may be adjourned without additional  notice,  other than announcement at the meeting,  for up to 60 days in the case of American Century  Municipal Trust and up to 90 days in the case of American  Century  Quantitative  Equity  Funds,
Inc.

FUND CAPITALIZATION

The following  table sets forth the  capitalization  of the Advisor and Investor
Classes  of  Tax-Free  Bond  and  Utilities  as of  January  31,  2007,  and the
capitalization  of  the  Investor  Class  on  a  pro  forma  basis,  as  if  the
Reclassifications had occurred on that date.

-------------------------- --------------- ---------------- --------------------
TAX-FREE BOND              ADVISOR CLASS    INVESTOR CLASS   PRO FORMA COMBINING
                                                               INVESTOR CLASS
-------------------------- --------------- ---------------- --------------------
TOTAL NET ASSETS                 $335,015     $645,085,129          $645,420,144
-------------------------- --------------- ---------------- --------------------
SHARES OUTSTANDING                 31,214       60,103,323            60,143,537
-------------------------- --------------- ---------------- --------------------
NET ASSET VALUE PER SHARE          $10.73           $10.73                $10.73
-------------------------- --------------- ---------------- --------------------

-------------------------- ---------------- --------------- --------------------
UTILITIES                   ADVISOR CLASS    INVESTOR CLASS  PRO FORMA COMBINING
                                                               INVESTOR CLASS
-------------------------- ---------------- --------------- --------------------
TOTAL NET ASSETS                $5,538,925    $342,943,328          $348,482,253
-------------------------- ---------------- --------------- --------------------
SHARES OUTSTANDING                 336,147      20,786,233            21,121,925
-------------------------- ---------------- --------------- --------------------
NET ASSET VALUE PER SHARE           $16.48          $16.50                $16.50
-------------------------- ---------------- --------------- --------------------

INFORMATION ABOUT THE AMERICAN CENTURY FUNDS

GENERAL INFORMATION

This  Proxy  Statement/Prospectus  is being  furnished  in  connection  with the solicitation  of proxies by the Boards.  Proxies may be solicited by officers or employees of American Century Funds, American Century, their affiliates, as well as  any  proxy  solicitation  firm  hired  by  American  Century.  Additionally, financial  intermediaries  may solicit the votes of the beneficial owners of the
Funds. It is anticipated  that the  solicitation of proxies will be primarily by mail,  internet,  telephone,  facsimile or personal interview.  Shareholders who communicate  proxies by  telephone  or by other  electronic  means have the same
power  and  authority  to  issue,   revoke  or  otherwise  change  their  voting
instructions  as  shareholders  submitting  proxies in written form.  Telephonic solicitations  will follow  procedures  designed to ensure  accuracy and prevent fraud. American Century or an affiliate thereof may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation  materials to beneficial  owners of American  Century  shares,  and may  reimburse  certain officers  or  employees  that it may employ  for their  reasonable  expenses  in assisting in the  solicitation  of proxies  from such  beneficial  owners.  Such expenses are currently estimated to be approximately $78,500 in the aggregate.

DATE, TIME AND PLACE OF MEETING

The Meeting will be held on June 27, 2007 at the principal  executive offices of
American  Century,  4500 Main Street,  Kansas City,  Missouri  64111 at 11:30 am
Central Time.

USE AND REVOCATION OF PROXIES

A shareholder  executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and  signed  proxy),  by  submitting  a notice of  revocation  to the  Corporate
Secretary of the American  Century Funds or by  subsequently  registering his or her  vote  by  telephone  or over  the  Internet.  In  addition,  although  mere attendance  at the  Meeting  will not revoke a proxy,  a  shareholder  of record present at the Meeting  may  withdraw  his or her proxy and vote in person.  All shares  represented  by properly  executed  proxies  received at or prior to the
Meeting,  unless such proxies previously have been revoked, will be voted at the
Meeting in accordance  with the  directions  on the proxies;  if no direction is indicated  on a properly  executed  proxy,  such  shares will be voted "FOR" the
Reorganizations  and  the  Reclassifications.  It is not  anticipated  that  any matters other than the approval of the Reorganizations and the Reclassifications will be brought before the Meeting.  If, however, any other business properly is brought  before  the  Meeting,  proxies  will be  voted in  accordance  with the judgment of the persons designated on such proxies.

VOTING RIGHTS AND REQUIRED VOTES

A quorum of  shareholders  is  necessary to hold a valid  meeting.  Shareholders entitled to vote one-third of the issued and outstanding shares of each American
Century  Fund or class must be present in person or by proxy,  to  constitute  a quorum for purposes of voting on proposals  relating to that Fund or class. Each shareholder  is  entitled  to one vote per  dollar of NAV  represented  by their shares,  with  fractional  dollars voting  proportionally.  Shareholders of each affected Fund or class vote separately on whether to approve the  Reorganization and  Reclassification,  and  the  consummation  of  any  one  Reorganization  or
Reclassification  is not a condition for approving any other  Reorganization  or
Reclassification.   Approval  of  the  Reorganizations   and   Reclassifications
affecting  Arizona  Municipal Bond,  Florida Municipal Bond and Tax-Free Bond by
the  affected  classes or Funds  requires the approval of the lesser of (i) more than 50% of the  outstanding  shares of the applicable Fund or class or (ii) 67%
or more of the shares of that Fund or Class present or  represented  by proxy at the Meeting if more than 50% of such shares are present or represented by proxy.
Approval  of the  Reclassification  affecting  the  Advisor  Class of  Utilities requires the approval of the majority of the aggregate  number of votes entitled to be cast  thereon.  Broker-dealer  firms  or  other  financial  intermediaries holding  shares of any of the Funds in  "street  name" for the  benefit of their customers  and clients  will  request the  instructions  of such  customers  and clients on how to vote their shares  before the Meeting.  Each Fund will include shares  held of record by  broker-dealers  as to which such  authority  has been granted in its  tabulation of the total number of shares present for purposes of determining  whether  the  necessary  quorum  of  shareholder  exists.  Properly executed proxies that are returned but that are marked "abstain" or with respect to  which  a  broker-dealer  has  declined  to  vote  on any  proposal  ("broker non-votes") will be counted as present for the purposes of determining a quorum.
Abstention and broker  non-votes (if applicable)  will have the same effect as a vote against a proposal.  If, by the time scheduled for the Meeting,  sufficient votes  in favor of  approval  of a  proposal  have  not been  received  from the shareholders of the applicable  Fund or class,  the persons named as proxies may propose one or more  adjournments of such Meeting,  without  further notice,  to permit  further  solicitation  of proxies  from  shareholders.  According to the
Bylaws  of the  Funds,  any  meeting  at which a quorum  is not  present  can be adjourned  by a majority of the voting stock  represented  in person or by proxy until a quorum  shall be  present or  represented.  A meeting  may be  adjourned without additional notice,  other than announcement at the meeting, for up to 60 days in the case of American  Century  Municipal  Trust and for up to 90 days in the case of American Century Quantitative Equity Funds, Inc.

RECORD DATE AND OUTSTANDING SHARES

Only  holders of record of shares of the Funds at the close of business on April
13,  2007  (the  "Record  Date")  are  entitled  to vote at the  Meeting  or any adjournment thereof. The following chart sets forth the number of shares of each class of the Funds issued and  outstanding  and the number of votes  entitled to vote at the close of business on March 15, 2007.

----------------------- ----------------- ------------------ ------------------
                                                             Number of Votes
                                                             Entitled to Vote
Fund Name               Share Class       Outstanding Shares ($1 equals 1 vote)
----------------------- ----------------- ------------------ -------------------
Arizona Municipal Bond  Investor Class    4,798,298.41       51,821,622.78
----------------------- ----------------- ------------------ -------------------
                        A Class             208,605.01        2,252,934.15
----------------------- ----------------- ------------------ -------------------
                        B Class               3,941.56           42,568.05
----------------------- ----------------- ------------------ -------------------
                        C Class              50,663.32          547,163.87
----------------------- ----------------- ------------------ -------------------
Florida Municipal Bond  Investor Class    3,717,442.54       34,869,611.06
----------------------- ----------------- ------------------ -------------------
                        A Class              89,365.62          952,637.49
----------------------- ----------------- ------------------ -------------------
                        B Class               1,510.44           16,101.29
----------------------- ----------------- ------------------ -------------------
                        C Class             102,346.77        1,091,016.54
----------------------- ----------------- ------------------ -------------------
Tax-Free Bond           Advisor Class        33,641.67          363,666.45
----------------------- ----------------- ------------------ -------------------
Utilities               Advisor Class       343,861.28         5,814,693.69
----------------------- ----------------- ------------------ -------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE FUNDS

At the close of business on March 15, 2007, the following  persons owned, to the knowledge of management, 5% or more of the outstanding shares of the funds.

                                                                PERCENTAGE OF           PERCENTAGE OF
                                                 PERCENTAGE OF  OUTSTANDING SHARES      OUTSTANDING SHARES
                                                 OUTSTANDING    OWNED POST              OWNED POST
                                                 SHARES OWNED   REORGANIZATION ON       REORGANIZATION ON
   SHAREHOLDER                                   OF RECORD      A PRO FORMA BASIS(1)    A PRO FORMA BASIS(2)
--------------------------------------------------------------------------------------------------------------
Arizona Municipal Bond
--------------------------------------------------------------------------------------------------------------
   Investor Class

          Charles Schwab & Co., Inc.                   28%              2%                        2%
          San Francisco, California
--------------------------------------------------------------------------------------------------------------
   A Class

          Charles Schwab & Co., Inc.                   45%              0%                        0%
          San Francisco, California

          American Enterprise Investment Svcs          32%              0%                        0%
          Minneapolis, Minnesota

          LPL Financial Services                       15%              0%                        0%
          San Diego, California

          MLPF&S, Inc.                                  7%              0%                        0%
          Jacksonville, Florida
--------------------------------------------------------------------------------------------------------------
   B Class

          First Clearing LLC                           94%              0%                        0%
          Phyllis Bruner Turell Trust
          Phyllis Bruner Turell TTEE
          Glen Allen, Virginia

          American Century Investment Management,       6%              0%                        0%
          Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------------------------------------
   C Class

          MLPF&S, Inc.                                 76%              0%                        0%
          Jacksonville, Florida

          Raymond James & Assoc. Inc.                  11%              0%                        0%
          FBO FOGDE, F TR
          St. Petersburg, Florida

          American Enterprise Investment Svcs          10%              0%                        0%
          Minneapolis, Minnesota
--------------------------------------------------------------------------------------------------------------
Florida Municipal Bond
--------------------------------------------------------------------------------------------------------------
   Investor Class

          Charles Schwab & Co., Inc.                   26%              1%                        1%
          San Francisco, California

          Phyllis S. Gunton and WE Gunton TR            8%              0%                        0%
          PS Gunton Trust
          Naples, Florida

          Elmer L. Coombs Tr.
          Elmer L. Coombs Trust
          Weirsdale, Florida                            5%              0%                        0%
--------------------------------------------------------------------------------------------------------------

                                                                PERCENTAGE OF           PERCENTAGE OF
                                                 PERCENTAGE OF  OUTSTANDING SHARES      OUTSTANDING SHARES
                                                 OUTSTANDING    OWNED POST              OWNED POST
                                                 SHARES OWNED   REORGANIZATION ON       REORGANIZATION ON
   SHAREHOLDER                                   OF RECORD      A PRO FORMA BASIS(1)    A PRO FORMA BASIS(2)
--------------------------------------------------------------------------------------------------------------
Florida Municipal Bond
--------------------------------------------------------------------------------------------------------------
   A Class

      Charles Schwab & Co., Inc.                       71%              0%                        0%
      San Francisco, California

      American Enterprise Investment Svcs              10%              0%                        0%
      Minneapolis, Minnesota

      MLPF&S, Inc.                                      7%              0%                        0%
      Jacksonville, Florida

      Raymond James & Assoc.                            5%              0%                        0%
      FBO Smith Stuart
      St. Petersburg, Florida
--------------------------------------------------------------------------------------------------------------
   B Class

      American Enterprise Investment Svcs              39%              0%                        0%
      Minneapolis, Minnesota

      American Enterprise Investment Svcs              32%              0%                        0%
      Minneapolis, Minnesota

      American Century Investment                      16%              0%                        0%
      Management, Inc.
      Kansas City, Missouri

      Wells Fargo Investments LLC                       6%              0%                        0%
      Minneapolis, Minnesota
--------------------------------------------------------------------------------------------------------------
   C Class

      MLPF&S, Inc.                                     95%              0%                        0%
      Jacksonville, Florida
--------------------------------------------------------------------------------------------------------------
Tax-Free Bond
--------------------------------------------------------------------------------------------------------------
   Investor Class

      Charles Schwab & Co., Inc.                       34%             34%                      30%
      San Francisco, California

      National Financial Services Corp.                11%             11%                      10%
      New York, New York
--------------------------------------------------------------------------------------------------------------
   Advisor Class

      National Financial Services Corp                 65%              0%                       0%
      New York, New York

      Tri-State Land Co Inc.                           28%              0%                       0%
      Pittsburgh, Pennsylvania

      American Century Investment                       7%              0%                       0%
      Management, Inc.
      Kansas City, Missouri
--------------------------------------------------------------------------------------------------------------

                                                                PERCENTAGE OF
                                                 PERCENTAGE OF  OUTSTANDING SHARES
                                                 OUTSTANDING    OWNED POST
                                                 SHARES OWNED   REORGANIZATION ON
   SHAREHOLDER                                   OF RECORD      A PRO FORMA BASIS
--------------------------------------------------------------------------------
Utilities
--------------------------------------------------------------------------------
   Advisor Class

        Charles Schwab & Co. Inc.                      80%              1%(3)
        San Francisco, California
--------------------------------------------------------------------------------
   Investor Class

        Charles Schwab & Co. Inc.                      22%             21%
        San Francisco, California

        National Financial Services Corp                5%              5%
        New York, New York
--------------------------------------------------------------------------------

(1)  PERCENTAGE BASED ON REORGANIZATION INTO TAX-FREE BOND INVESTOR CLASS

(2)  PERCENTAGE BASED ON REORGANIZATION OF ALL CLASSES OF ARIZONA MUNICIPAL BOND
     AND FLORIDA MUNICIPAL BOND INTO TAX-FREE BOND INVESTOR CLASS

(3)  PERCENTAGE BASED ON REORGANIZATION INTO UTILITIES INVESTOR CLASS

The Funds are unaware of any other  shareholders,  beneficial or of record,  who own more than 5% of any class of a Fund's  outstanding  shares.  Charles  Schwab
&  Co., Inc. owns 27% of American  Century  Municipal  Trust.  A shareholder owning of record or beneficially more than 25% of the Corporation's  outstanding shares may be considered a controlling person. The vote of any such person could have a more significant  effect on matters presented at a shareholder's  meeting
than  votes  of  other  shareholders.   The  Funds  are  unaware  of  any  other
shareholders,  beneficial  or of  record,  who own more  than 25% of the  voting securities of a Corporation. As of March 15, 2007, the officers and directors of the Funds, as a group, owned less than 1% of any Fund's outstanding shares.

OTHER SERVICE PROVIDERS

American Century Services,  LLC, 4500 Main Street,  Kansas City, Missouri 64111,
an  affiliate  of American  Century,  serves as transfer  agent of the  American
Century Funds.  American Century  Investment  Services,  Inc., 4500 Main Street,
Kansas  City,  Missouri  64111,  an  affiliate  of American  Century,  serves as distributor to the American Century Funds.

WHERE TO FIND ADDITIONAL INFORMATION

Additional  information  about the  American  Century  Funds is  included in the documents listed in the beginning of this Proxy Statement/Prospectus.

The Corporations are subject to the informational requirements of the Securities
Act, the  Securities  Exchange Act of 1934,  and the 1940 Act, and in accordance therewith file reports and other  information with the SEC.  Reports,  proxy and information  statements,  and other information  filed by the  Corporations,  on behalf of the Funds,  can be  obtained  by calling or writing  the Funds and can also be inspected  and copied by the public at the public  reference  facilities maintained  by the SEC in  Washington,  DC located  at Room 1580,  100 F Street,
N.E.,  Washington DC 20549 and located at room 1204,  Everett  McKinley  Dirksen
Bldg., 219 South Dearborn  Street,  Chicago,  IL 60604 and 233 Broadway,  NY, NY
10007.  Copies of such  material  can be obtained at  prescribed  rates from the
Public Reference  Branch,  Office of Consumer Affairs and Information  Services,
SEC, Washington DC 20549, or obtained  electronically from the EDGAR database on the SEC's website (www.sec.gov).

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The American Century Funds are not required,  and do not intend, to hold regular annual meetings of  shareholders.  Shareholders  wishing to submit proposals for consideration for inclusion in a Proxy Statement/Prospectus for the next meeting of  shareholders  should send their  written  proposals to Corporate  Secretary,
American Century Funds,  P.O. Box 410141,  Kansas City,  Missouri,  64141, or by
e-mail  to  corporatesecretary@americancentury.com  so that  they  are  received within a reasonable time before any such meeting.

No business  other than the matters  described  above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting,  the persons named on the enclosed proxy card(s) will vote on such matters  according to their best judgment in the interests of the American Century Funds.

--------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S)
AND RETURN IT IN THE ENCLOSED ENVELOPE,  WHICH NEEDS NO POSTAGE IF MAILED IN THE
UNITED STATES.

SHAREHOLDERS  RECEIVING  THIS  PROXY   STATEMENT/PROSPECTUS  MAY  SIMULTANEOUSLY
RECEIVE A SEPARATE PROXY STATEMENT REGARDING THE ELECTION OF  DIRECTORS/TRUSTEES
AND CERTAIN OTHER MATTERS. PLEASE COMPLETE ALL PROXY CARD(S).
--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF  REORGANIZATION  (the "Agreement") is made as of this [__] day of  [_____________],  by and between  [AMERICAN  CENTURY MUNICIPAL
TRUST], a Massachusetts  business trust, with its principal place of business at
4500 Main Street,  Kansas City, Missouri 64111-0141 (the "Trust"),  with respect to its Tax-Free Bond Fund (the "Acquiring  Fund"), and the Trust with respect to its [______]  Fund (the  "Acquired  Fund" and,  collectively  with the Acquiring
Fund, the "Funds").

                                    RECITALS

     This   Agreement  is  intended  to  be,  and  is  adopted  as,  a  plan  of reorganization  within the meaning of Section 368 of the United States  Internal
Revenue Code of 1986,  as amended  (the  "Code"),  and the Treasury  Regulations promulgated thereunder.  The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Investor  Class Shares of the Acquiring Fund Shares  ("Acquiring Fund Shares");  and (ii) the distribution of the  Acquiring  Fund shares to the holders of A Class,  B Class,  C Class and
Investor  Class shares of the Acquired Fund and the  liquidation of the Acquired
Fund as provided  herein,  all upon the terms and  conditions  set forth in this
Agreement (the "Reorganization").

     WHEREAS,  the Acquired Fund and Acquiring Fund are both separate  series of the Trust, the Trust is an open-end,  registered  management  investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS,  each of the Acquiring Fund and the Acquired Fund is authorized to issue its respective shares;

     WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring  Fund,  is in the best  interests of the Acquiring
Fund and that the interests of the existing  shareholders  of the Acquiring Fund will not be diluted as a result of the Reorganization; and

     WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the  interests of the existing  shareholders  of the Acquired Fund will not be diluted as a result of the Reorganization.

                                    AGREEMENT

     NOW,  THEREFORE,  in consideration of the premises and of the covenants and agreements  hereinafter  set forth,  the parties  hereto  covenant  and agree as follows:

                                   ARTICLE I

     TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
                  SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 THE EXCHANGE.  Subject to the terms and conditions contained herein and on the  basis  of the  representations  and  warranties  contained  herein,  the
Acquired  Fund agrees to transfer  all of its assets,  as set forth in paragraph
1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the  Acquired  Fund the number of full and  fractional  Acquiring  Fund  Shares, determined by dividing the assets of the Acquired  Fund,  computed in the manner and as of the time and date set forth in  paragraph  2.1, by the net asset value per share of the  Acquiring  Fund  Shares,  computed in the manner and as of the time and date set forth in paragraph  2.2.  Holders of A Class, B Class, C Class and  Investor  Class shares of the Acquired  Fund will  receive  Investor  Class shares of the Acquiring Fund. Such  transaction  shall take place at the closing on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED.  The assets of the Acquired  Fund to be acquired by the  Acquiring  Fund shall  consist of  property  having a value equal to the total net assets of the Acquired  Fund,  including,  without  limitation,  cash,
securities,   commodities,  interests  in  futures  and  dividends  or  interest receivable,  owned by the  Acquired  Fund and any  deferred or prepaid  expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

     The  Acquired  Fund has provided  the  Acquiring  Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such  statements.  The Acquired Fund hereby  represents that as of the date of the  execution  of this  Agreement,  there  have  been no changes in its  financial  position as  reflected in such  financial  statements other  than as the  result of changes  in the  market  values of  securities  or otherwise  occurring in the ordinary  course of business in connection  with the purchase and sale of  securities,  the issuance and  redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

     1.3  LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its  liabilities  and  obligations  prior to the  Closing  Date  other  than the ordinary  course  liabilities  reflected in the Acquired  Fund's net asset value incurred by the Acquired Fund prior to the Closing Date in  connection  with its on-going business  operations  (including accrued fees and expenses and payables for securities purchased or for shares redeemed) ("Acquired Fund Ordinary Course
Liabilities").  Subject to receiving the requisite  approval of the shareholders of the Acquired  Fund,  and subject to other terms and  conditions  contained in this Agreement and on the basis of the representations and warranties  contained in this  Agreement,  on the Closing Date,  the  Acquiring  Fund shall assume and thereafter  in due  course  pay and fully  satisfy,  discharge  or  perform  the
Acquired Fund Ordinary Course Liabilities. For avoidance of doubt, the Acquiring
Fund  shall not  assume  or agree to pay,  satisfy,  discharge  or  perform  any contingent liabilities, or any liabilities arising under any plan adopted by the
Acquired  Fund under Rule 12b-1 with respect to the sale of the Acquired  Fund's shares prior to the Closing Date.

     1.4 LIQUIDATION AND  DISTRIBUTION.  On or as soon after the Closing Date as is conveniently  practicable:  (a) the Acquired Fund will distribute in complete liquidation  of the  Acquired  Fund,  pro rata to its  shareholders  of  record, determined as of the close of business on the Closing Date (the  "Acquired  Fund
Shareholders"),  all of the Acquiring Fund Shares  received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will  thereupon  proceed to dissolve and  terminate as set forth in paragraph 1.8 below.  Such  distribution will be  accomplished  by the transfer of Acquiring Fund Shares  credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share  records of the  Acquiring  Fund in the name of the  Acquired  Fund
Shareholders,  and representing the respective pro rata number of Acquiring Fund
Shares due such shareholders.  All issued and outstanding shares of the Acquired
Fund (the "Acquired Fund Shares") will  simultaneously  be canceled on the books
of  the  Acquired  Fund.  The  Acquiring  Fund  shall  not  issue   certificates
representing  Acquiring Fund Shares in connection with such transfer.  After the
Closing  Date,  the  Acquired  Fund shall not  conduct  any  business  except in connection with its termination.

     1.5 OWNERSHIP OF SHARES.  Ownership of Acquiring  Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued  simultaneously  to the Acquired  Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares,  to be distributed to
Acquired Fund Shareholders.

     1.6  TRANSFER  TAXES.  Any  transfer  taxes  payable  upon the  issuance of
Acquiring Fund Shares in a name other than the registered holder of the Acquired
Fund  Shares  on the books of the  Acquired  Fund as of that  time  shall,  as a condition  of such  issuance  and  transfer,  be paid by the person to whom such
Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired
Fund is and shall remain the responsibility of the Acquired Fund.

     1.8 TERMINATION.  The Acquired Fund shall be terminated  promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

     1.9  BOOKS  AND  RECORDS.  All  books and  records  of the  Acquired  Fund, including all books and records  required to be maintained  under the Investment
Company Act of 1940, as amended (the "1940 Act"),  and the rules and regulations thereunder,  shall be available to the Acquiring Fund from and after the Closing
Date and  shall be  turned  over to the  Acquiring  Fund as soon as  practicable following the Closing Date.

                                   ARTICLE II

                                    VALUATION

     2.1  VALUATION  OF ASSETS.  The value of the Acquired  Fund's  assets to be acquired by the Acquiring  Fund  hereunder  shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the
Acquiring Fund's Articles of Incorporation, Bylaws and the Acquiring Fund's then current prospectus and statement of additional information.

     2.2  VALUATION OF SHARES.  The net asset value per share of Acquiring  Fund
Shares  shall be the net asset  value per share  computed  at the closing on the
Closing Date,  using the valuation  procedures set forth in the Acquiring Fund's
Articles  of  Incorporation,  Bylaws  and  the  Acquiring  Fund's  then  current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED.  The number of the  Acquiring  Fund's shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined as set forth in paragraph 1.1.

     2.4  DETERMINATION  OF VALUE.  All  computations  of value shall be made by
American Century  Investment  Management,  Inc., on behalf of the Acquiring Fund and the Acquired Fund.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING  DATE.  The closing shall occur on or about August 31, 2007, or such other date(s) as the parties may agree to in writing (the "Closing  Date").
All acts taking place at the closing shall be deemed to take place at 4:00 p.m.,
Eastern Time, on the Closing Date unless otherwise  provided herein. The closing shall be held at the offices of American Century Investments,  4500 Main Street,
Kansas  City,  Missouri  64111-0141,  or at such other time and/or  place as the parties may agree.

     3.2 CUSTODIAN'S  CERTIFICATE.  The Acquired Fund shall cause JPMorgan Chase
Bank, N.A., as custodian for the Acquired Fund (the "Custodian"),  to deliver at the  Closing a  certificate  of an  authorized  officer  stating  that:  (a) the
Acquired  Fund's  portfolio  securities,  cash,  and any other  assets have been delivered in proper form to the Acquiring  Fund on the Closing Date; and (b) all necessary  taxes  including  all  applicable  federal and state  stock  transfer stamps,  if any,  shall have been paid, or provision for payment shall have been made, in conjunction  with the delivery of portfolio  securities by the Acquired
Fund.

     3.3 EFFECT OF  SUSPENSION  IN TRADING.  In the event that on the  scheduled
Closing  Date,  either:  (a) the New York  Stock  Exchange  ("NYSE")  or another primary exchange on which the portfolio  securities of the Acquiring Fund or the
Acquired  Fund are  purchased or sold,  shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring  Fund or the Acquired Fund is  impracticable, the Closing Date shall be postponed  until the first  business day after the day when trading is fully resumed and reporting is restored.

     3.4 TRANSFER  AGENT'S  CERTIFICATE.  The Acquired Fund shall cause American
Century Services, LLC, as transfer agent for the Acquired Fund as of the Closing
Date, to deliver at the Closing a certificate of an authorized  officer  stating that its records contain the names and addresses of Acquired Fund  Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause American  Century  Services,  LLC, its transfer agent, to issue and deliver a  confirmation  evidencing  Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence  satisfactory to the Acquired  Fund that the  Acquiring  Fund Shares have been credited to the
Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments,  share certificates,  receipts,  officer's  certificates,  transfer agent certificates, custodian certificates,  opinions, and other certificates and documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1  REPRESENTATIONS  OF THE  ACQUIRED  FUND.  The Trust,  on behalf of the
Acquired  Fund,  represents and warrants to the Trust on behalf of the Acquiring
Fund as follows:

     a)   The  Acquired  Fund is a  legally  designated,  separate  series  of a business trust duly organized,  validly  existing and in good standing under the laws of Massachusetts.

     b)   The Trust is registered as an open-end  management  investment company under the 1940 Act,  and the  Acquired  Fund's  registration  with the
          Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

     c)   The current prospectus and statement of additional  information of the
          Acquired  Fund  conform in all  material  respects  to the  applicable requirements  of the  Securities  Act of 1933,  as amended  (the "1933
          Act"), and the 1940 Act, and the rules and regulations thereunder, and do not  include  any untrue  statement  of a material  fact or omit to state any material fact required to be stated or necessary to make the statements  therein,  in light of the  circumstances  under which they were made, not misleading.

     d)   The Acquired Fund is not in violation of, and the execution, delivery, and  performance of this Agreement  (subject to shareholder  approval)
          will not result in the  violation  of, any  provision  of the  Trust's
          Declaration  of  Trust  or  By-Laws  or  of  any  material  agreement, indenture,  instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

     e)   The  Acquired  Fund has no  material  contracts  or other  commitments
          (other than this  Agreement) that will be terminated with liability to it before the  Closing  Date,  except for  liabilities,  if any, to be discharged as provided in paragraph 1.3 hereof.

     f)   No  litigation,  administrative  proceeding,  or  investigation  of or before any court or governmental  body is presently  pending or to its
          knowledge   threatened  against  the  Acquired  Fund  or  any  of  its properties or assets, which, if adversely determined, would materially and  adversely  affect its  financial  condition,  the  conduct of its business,  or the  ability  of the  Acquired  Fund  to  carry  out the transactions  contemplated by this Agreement.  The Acquired Fund knows of no facts  that  might  form the basis for the  institution  of such proceedings  and is not a party to or subject to the provisions of any order,  decree,  or  judgment of any court or  governmental  body that materially  and  adversely  affects  its  business  or its  ability to consummate the transactions contemplated herein.

     g)   The financial  statements of the Acquired Fund as of May 31, 2006, and for the fiscal year then ended,  have been prepared in accordance with
          generally   accepted   accounting    principles,    and   audited   by
          PricewaterhouseCoopers  LLP, independent  registered public accounting firm, and such statements  (copies of which have been furnished to the
          Acquiring Fund) fairly and accurately reflect the financial  condition of the  Acquired  Fund  as of  such  date,  and  there  are  no  known contingent  liabilities  of the Acquired Fund as of such date that are not disclosed in such statements.

     h)   The unaudited financial statements of the Acquired Fund as of November
          30,  2006,  and for the six months then ended,  have been  prepared in accordance with generally  accepted  accounting  principles,  and such statements (copies of which have been furnished to the Acquiring Fund)
          fairly and accurately reflect the financial  condition of the Acquired
          Fund as of such date, and there are no known contingent liabilities of the  Acquired  Fund as of such  date  that are not  disclosed  in such statements.

     i)   Since the date of the financial statements referred to in subparagraph
          (h) above, there have been no material adverse changes in the Acquired
          Fund's  financial  condition,  assets,  liabilities or business (other than changes  occurring in the ordinary  course of  business),  or any incurrence by the Acquired Fund of indebtedness maturing more than one
          year  from  the  date  such  indebtedness  was  incurred,   except  as
          identified  and disclosed by the Acquired Fund on SCHEDULE 4.1 to this
          Agreement. For the purposes of this subparagraph (i), a decline in the net  asset  value of the  Acquired  Fund in and of  itself  shall  not constitute a material adverse change.

     j)   All federal and other tax  returns  and reports of the  Acquired  Fund required by law to be filed,  have been timely and  accurately  filed, and all federal and other taxes shown due on such  returns and reports have been paid,  or  provision  shall  have been made for the  payment thereof. To the best of the Acquired Fund's knowledge,  no such return is currently  under audit,  and no  assessment  has been asserted with respect to such returns.

     k)   All issued and  outstanding  Acquired Fund Shares are duly and validly issued and outstanding,  fully paid and non-assessable by the Acquired
          Fund. All of the issued and outstanding  Acquired Fund Shares will, at the  time of the  Closing  Date,  be held  by the  persons  and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph  3.4. The  Acquired  Fund has no  outstanding options, warrants, or other rights to subscribe for or purchase any of
          the  Acquired  Fund  Shares,   and  has  no   outstanding   securities
          convertible into any of the Acquired Fund Shares.

     l)   At the Closing Date,  the Acquired Fund will have good and  marketable title to the Acquired Fund's assets to be transferred to the Acquiring
          Fund pursuant to paragraph 1.2, and full right,  power,  and authority to sell, assign, transfer, and deliver such assets hereunder,  free of any lien or other  encumbrance,  except those liens or encumbrances of which the Acquiring Fund has received  notice,  and, upon delivery and payment for such assets, and the filing of any articles,  certificates or other documents under the laws of Massachusetts, the Acquiring Fund will acquire good and marketable title,  subject to no restrictions on the full  transfer of such  assets,  other than such  restrictions  as might  arise  under  the 1933 Act or the 1940 Act,  and other  than as disclosed to and accepted by the Acquiring Fund.

     m)   The  execution,  delivery and  performance of this Agreement have been duly  authorized by all  necessary  action on the part of the Acquired
          Fund and its Board of  Trustees.  Subject to approval by the  Acquired
          Fund  Shareholders,  this  Agreement  constitutes  a valid and binding obligation of the Acquired Fund,  enforceable  in accordance  with its
          terms,   subject  as  to  enforcement,   to  bankruptcy,   insolvency,
          reorganization,  moratorium,  and other laws  relating to or affecting creditors' rights and to general equity principles.

     n)   The  information  to be  furnished  by the  Acquired  Fund  for use in no-action letters,  applications for orders,  registration statements, proxy  materials,  and  other  documents  that  may  be  necessary  in connection with the transactions  contemplated  herein shall comply in all  material  respects  with  federal  securities  and other laws and regulations  and will not contain any untrue  statement  of a material fact  or omit to  state a  material  fact  required  to be  stated  or necessary to make the statements,  in light of the circumstances under which such statements were made, not misleading.

     o)   The  Acquired  Fund has  elected to  qualify  and has  qualified  as a
          "regulated  investment  company"  under the Code (a "RIC"),  as of and since its  first  taxable  year;  has been a RIC under the Code at all times since the end of its first  taxable  year when it so  qualified;
          and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

     p)   No governmental  consents,  approvals,  authorizations  or filings are required under the 1933 Act, the  Securities  Exchange Act of 1934, as
          amended (the "1934 Act"),  the 1940 Act or  Massachusetts  law for the
          execution of this Agreement by the Trust,  for itself and on behalf of the Acquired Fund,  except for the  effectiveness  of the Registration
          Statement  (as  defined  in  paragraph  5.7),  and the  filing  of any articles,  certificates  or other documents that may be required under
          Massachusetts  law,  and except for such  other  consents,  approvals, authorizations  and filings as have been made or received,  and except for such  consents,  approvals,  authorizations  and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions  contemplated  herein must be approved by the  shareholders  of the  Acquired  Fund as  described in paragraph 5.2.

     4.2  REPRESENTATIONS  OF THE  ACQUIRING  FUND.  The  Trust on behalf of the
Acquiring  Fund  represents  and warrants to the Trust on behalf of the Acquired
Fund as follows:

     a)   The  Acquiring  Fund is a  legally  designated,  separate  series of a business trust duly organized,  validly  existing and in good standing under the laws of Massachusetts.

     b)   The Trust is registered as an open-end  management  investment company under the 1940 Act, and the  Acquiring  Fund's  registration  with the
          Commission  as an  investment  company  under  the 1940 Act is in full force and effect.

     c)   The current prospectus and statement of additional  information of the
          Acquiring  Fund  conform in all  material  respects to the  applicable requirements  of the 1933  Act and the 1940  Act,  and the  rules  and regulations  thereunder,  and do not include any untrue statement of a material fact or omit to state any material fact required to be stated
          or  necessary  to  make  such  statements  therein,  in  light  of the circumstances under which they were made, not misleading.

     d)   The Acquiring Fund is not in violation of, and the execution, delivery and  performance  of this  Agreement will not result in a violation of any provision of the Trust's Declaration of Trust or By-Laws or of any
          material agreement, indenture,  instrument,  contract, lease, or other undertaking  to which the Acquiring  Fund is a party or by which it is bound.

     e)   No  litigation,  administrative  proceeding,  or  investigation  of or before any court or governmental  body is presently  pending or to its knowledge  threatened  against  the  Acquiring  Fund  or  any  of  its properties or assets, which, if adversely determined, would materially and  adversely  affect its  financial  condition,  the  conduct of its business,  or the  ability  of the  Acquiring  Fund to  carry  out the transactions  contemplated by this Agreement. The Acquiring Fund knows of no facts  that  might  form the basis for the  institution  of such proceedings  and it is not a party to or subject to the  provisions of any order,  decree, or judgment of any court or governmental body that materially  and  adversely  affects  its  business  or its  ability to consummate the transaction contemplated herein.

     f)   The financial statements of the Acquiring Fund as of May 31, 2006, and for the fiscal year then ended,  have been prepared in accordance with
          generally   accepted   accounting    principles,    and   audited   by
          PricewaterhouseCoopers  LLP, independent  registered public accounting firm, and such statements  (copies of which have been furnished to the
          Acquired Fund) fairly and accurately  reflect the financial  condition of the  Acquiring  Fund  as of  such  date,  and  there  are no  known contingent  liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

     g)   The  unaudited  financial  statements  of  the  Acquiring  Fund  as of
          November  30,  2006,  and for the six  months  then  ended,  have been prepared in accordance with generally accepted accounting  principles, and such  statements  (copies  of which  have  been  furnished  to the
          Acquired Fund) fairly and accurately  reflect the financial  condition of the  Acquiring  Fund  as of  such  date,  and  there  are no  known contingent  liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

     h)   Since the date of the financial statements referred to in subparagraph
          (g)  above,  there  have  been  no  material  adverse  changes  in the
          Acquiring Fund's financial condition,  assets, liabilities or business
          (other than changes occurring in the ordinary course of business),  or any  incurrence by the Acquiring  Fund of  indebtedness  maturing more than one year from the date such indebtedness was incurred,  except as identified and disclosed by the Acquiring Fund on SCHEDULE 4.2 to this
          Agreement. For the purposes of this subparagraph (h), a decline in the net  asset  value of the  Acquiring  Fund in and of  itself  shall not constitute a material adverse change.

     i)   All federal and other tax  returns and reports of the  Acquiring  Fund required by law to be filed, have been timely and accurately filed and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for their payment. To the best of the Acquiring  Fund's  knowledge,  no such return is currently under audit,  and no assessment has been asserted with respect to such returns.

     j)   All issued and outstanding  Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring
          Fund.  The Acquiring  Fund has no outstanding  options,  warrants,  or other rights to subscribe for or purchase any  Acquiring  Fund Shares, and has no outstanding  securities convertible into any Acquiring Fund
          Shares.

     k)   The  execution,  delivery and  performance of this Agreement have been duly  authorized by all necessary  action on the part of the Acquiring
          Fund and its Board of  Directors,  and this  Agreement  constitutes  a valid and binding  obligation of the Acquiring  Fund,  enforceable  in accordance with its terms,  subject as to enforcement,  to bankruptcy, insolvency, reorganization,  moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

     l)   Acquiring  Fund Shares to be issued and delivered to the Acquired Fund for the  account of the  Acquired  Fund  Shareholders  pursuant to the terms of this  Agreement  will,  at the Closing  Date,  have been duly authorized. When so issued and delivered, such shares will be duly and validly  issued  Acquiring  Fund  Shares,  and will be fully  paid and non-assessable.

     m)   The  information  to be  furnished  by the  Acquiring  Fund for use in no-action letters,  applications for orders,  registration statements, proxy  materials,  and  other  documents  that  may  be  necessary  in connection with the transactions  contemplated  herein shall comply in all  material  respects  with  federal  securities  and other laws and regulations  and will not contain any untrue  statement  of a material fact  or omit to  state a  material  fact  required  to be  stated  or necessary to make the statements,  in light of the circumstances under which such statements were made, not misleading.

     n)   The  Acquiring  Fund has elected to qualify and has qualified as a RIC under the Code, as of and since its first taxable year; has been a RIC under the Code at all times  since the end of its first  taxable  year when it so qualified; and qualifies and shall continue to qualify as a
          RIC under the Code for its current taxable year.

     o)   No governmental  consents,  approvals,  authorizations  or filings are
          required   under  the  1933  Act,  the  1934  Act,  the  1940  Act  or
          Massachusetts  law for the  execution of this  Agreement by the Trust, for  itself,  and on  behalf of the  Acquiring  Fund,  except  for the effectiveness of the  Registration  Statement (as defined in paragraph
          5.7), and the filing of any articles,  certificates or other documents that may be  required  under  Massachusetts  law,  and except for such other  consents,  approvals,  authorizations  and filings as have been
          made  or   received,   and  except  for  such   consents,   approvals,
          authorizations  and  filings  as may  be  required  subsequent  to the
          Closing Date.

     p)   The Acquiring Fund agrees to use all reasonable  efforts to obtain the approvals and  authorizations  required by the 1933 Act, the 1940 Act, and any state blue sky or securities  laws as it may deem  appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund
will each operate its  respective  business in the ordinary  course  between the date of this  Agreement  and the Closing  Date,  it being  understood  that such ordinary  course of business will include  customary  dividends and  shareholder purchases and redemptions.

     5.2 APPROVAL OF SHAREHOLDERS.  The Trust will call a special meeting of the
Acquired Fund  Shareholders  to consider and act upon this Agreement and to take all other  appropriate  action  necessary to obtain approval of the transactions contemplated herein.

     5.3  INVESTMENT  REPRESENTATION.  The  Acquired  Fund  covenants  that  the
Acquiring  Fund  Shares to be issued  pursuant to this  Agreement  are not being acquired for the purpose of making any  distribution,  other than in  connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4  ADDITIONAL  INFORMATION.  The Acquired  Fund will assist the Acquiring
Fund in obtaining such  information as the Acquiring  Fund  reasonably  requests concerning the beneficial ownership of the Acquired Fund's shares.

     5.5  FURTHER  ACTION.  Subject to the  provisions  of this  Agreement,  the
Acquiring  Fund and the Acquired  Fund will each take or cause to be taken,  all action, and do or cause to be done, all things reasonably  necessary,  proper or advisable to consummate and make effective the transactions contemplated by this
Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable,  but in any case  within  sixty days after the Closing  Date,  the  Acquired  Fund shall furnish the Acquiring  Fund, in such form as is reasonably  satisfactory  to the
Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code,  and which will be  certified  by the Trust's
Treasurer.

     5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT.
The Trust will review and file with the Commission a  registration  statement on
Form N-14 relating to the Acquiring Fund Shares to be issued to  shareholders of the Acquired Fund (the  "Registration  Statement").  The Registration  Statement
shall include a proxy  statement and a prospectus of the Acquiring Fund relating to the transaction  contemplated by this Agreement.  The Registration  Statement shall be in  compliance  with the 1933 Act,  the 1934 Act and the 1940  Act,  as applicable.  Each party will  provide  the other  party with the  materials  and
information  necessary  to  prepare  the  Registration   Statement  (the  "Proxy
Materials"),  for  inclusion  therein,  in  connection  with the  meeting of the
Acquired Fund  Shareholders  to consider the approval of this  Agreement and the transactions contemplated herein.

     5.8  DISTRIBUTIONS.  On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such  dividends,  shall have the effect of  distributing  to the  Acquired  Fund
Shareholders  all of the  Acquired  Fund's  investment  company  taxable  income
(computed  without regard to any deduction for dividends paid), if any, plus the excess,  if any, of its  interest  income  excludible  from gross  income  under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and
171(a)(2)  of the Code for all taxable  periods or years ending on or before the
Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry  forward),  if any, in all taxable periods or years ending on or before the Closing Date. In addition, the Acquired Fund shall declare and pay any dividends for the period  between the Closing Date and the next business day following the Closing Date to the Acquired Fund Shareholders.

     5.9 TAX  RETURNS.  The  Acquiring  Fund  and the  Acquired  Fund  agree  to cooperate  with each other after the  Closing in filing any tax return,  amended return or claim for refund,  determining  a liability  for taxes or a right to a refund of taxes or  participating in or conducting any audit or other proceeding in respect of taxes.

     5.10  CONFIRMATION  OF TAX BASIS.  The Acquired  Fund shall  deliver to the
Acquiring Fund on the Closing Date  confirmations or other adequate  evidence as to the tax  basis and  holding  period of each of the  Assets  delivered  to the
Acquiring Fund hereunder.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The  obligations  of the  Acquired  Fund  to  consummate  the  transactions provided for herein shall be subject, at its election, to the performance by the
Acquiring  Fund of all the  obligations  to be performed by the  Acquiring  Fund pursuant  to this  Agreement,  on or before the Closing  Date and, in  addition, subject to the following conditions:

     6.1 All  representations,  covenants,  and warranties of the Acquiring Fund contained in this Agreement  shall be true and correct in all material  respects as of the date hereof and as of the Closing Date, with the same force and effect as if  made  on and as of the  Closing  Date.  The  Acquiring  Fund  shall  have delivered to the Acquired  Fund on such Closing Date a  certificate  executed in the  Acquiring  Fund's name by the Trust's  President or Vice  President and its
Treasurer or Assistant  Treasurer,  in form and  substance  satisfactory  to the
Acquired  Fund and dated as of the Closing  Date,  to such effect and as to such other matters as the Acquired Fund shall reasonably request.

                                  ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The  obligations  of the  Acquiring  Fund to  consummate  the  transactions provided for herein shall be subject, at its election, to the performance by the
Acquired  Fund of all the  obligations  to be  performed  by the  Acquired  Fund pursuant  to this  Agreement,  on or before the Closing  Date and, in  addition, shall be subject to the following conditions:

     7.1 All  representations,  covenants,  and  warranties of the Acquired Fund contained in this Agreement  shall be true and correct in all material  respects as of the date hereof and as of the Closing Date, with the same force and effect as if made  on and as of  such  Closing  Date.  The  Acquired  Fund  shall  have delivered to the Acquiring  Fund on such Closing Date a certificate  executed in the  Acquired  Fund's name by the Trust's  President or Vice  President  and its
Treasurer or Assistant  Treasurer,  in form and  substance  satisfactory  to the
Acquiring  Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2  The  Acquired  Fund  shall  have  delivered  to the  Acquiring  Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the  Acquired  Fund's  portfolio  securities  showing  the  tax  costs  of  such securities by lot and the holding periods of such securities,  as of the Closing
Date, certified by the Treasurer of the Trust.

                                  ARTICLE VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                        ACQUIRING FUND AND ACQUIRED FUND

     If any of the  conditions  set forth  below do not  exist on or before  the
Closing Date with respect to the Acquired Fund or the Acquiring  Fund, the other party to this Agreement shall, at its option,  not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions  contemplated  herein, with respect to the Acquired  Fund,  shall have been  approved by the  requisite  vote of the
Board  of  Trustees  and the  Acquired  Fund  Shareholders  in  accordance  with applicable  law and the  provisions  of the  Trust's  Declaration  of Trust  and
By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring  Fund.  Notwithstanding  anything  herein to the contrary,  neither  the  Acquiring  Fund nor the  Acquired  Fund may  waive  the conditions set forth in this paragraph 8.1.

     8.2  On  the  Closing  Date,  the  Commission  shall  not  have  issued  an unfavorable  report  under  Section  25(b) of the 1940 Act,  or  instituted  any proceeding  seeking to enjoin the consummation of the transactions  contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore,  no action, suit or other  proceeding  shall be  threatened  or pending  before any court or governmental  agency in which it is sought to  restrain or  prohibit,  or obtain damages or other relief in connection  with this  Agreement or the  transactions contemplated herein.

     8.3 All required consents of other parties and all other consents,  orders, and permits of federal,  state and local regulatory authorities (including those of the Commission and of state securities  authorities,  including any necessary
"no-action"   positions  and  exemptive  orders  from  such  federal  and  state authorities) to permit  consummation  of the  transactions  contemplated  herein shall have been  obtained,  except  where  failure  to obtain any such  consent, order,  or permit would not involve a risk of a material  adverse  effect on the assets or properties of the Acquiring Fund or the Acquired  Fund,  provided that either party hereto may waive any such conditions for itself.

     8.4 The  Registration  Statement shall have become effective under the 1933
Act, and no stop orders  suspending  the  effectiveness  thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or  proceeding  for that  purpose  shall  have been  instituted  or be  pending, threatened or contemplated under the 1933 Act.

     8.5  The  parties  shall  have  received  an  opinion  of  Reed  Smith  LLP substantially to the effect that for federal income tax purposes:

     a)   The transfer of all of the  Acquired  Fund's  assets to the  Acquiring
          Fund solely in exchange  for  Acquiring  Fund Shares  (followed by the
          distribution   of  Acquiring   Fund  Shares  to  the   Acquired   Fund
          Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization"  within the meaning of Section 368(a) of the Code,  and the Acquiring Fund and the Acquired Fund will each be a
          "party to a  reorganization"  within the meaning of Section  368(b) of the Code.

     b)   No gain or loss  will be  recognized  by the  Acquiring  Fund upon the receipt of the assets of the  Acquired  Fund  solely in  exchange  for
          Acquiring Fund Shares.

     c)   No gain or loss  will be  recognized  by the  Acquired  Fund  upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the  distribution  (whether actual or  constructive)  of  Acquiring  Fund Shares to Acquired  Fund
          Shareholders in exchange for their Acquired Fund Shares.

     d)   No gain or loss will be recognized  by any Acquired  Fund  Shareholder upon the  exchange  of its  Acquired  Fund Shares for  Acquiring  Fund
          Shares.

     e)   The aggregate tax basis of the Acquiring Fund Shares  received by each
          Acquired Fund Shareholder  pursuant to the Reorganization  will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately  prior to the  Reorganization.  The holding  period of the
          Acquiring Fund Shares received by each Acquired Fund  Shareholder will include the period  during  which the Acquired  Fund Shares  exchanged therefor  were held by such  shareholder,  provided the Acquired  Fund
          Shares are held as capital assets at the time of the Reorganization.

     f)   The tax basis of the Acquired  Fund's assets acquired by the Acquiring
          Fund will be the same as the tax basis of such assets to the  Acquired
          Fund immediately  prior to the  Reorganization.  The holding period of the assets of the  Acquired  Fund in the hands of the  Acquiring  Fund will  include the period  during  which those  assets were held by the
          Acquired Fund.

Such opinion shall be based on customary  assumptions  and such  representations
Reed Smith LLP may reasonably request,  and the Acquired Fund and Acquiring Fund will  cooperate  to make and certify the accuracy of such  representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the
Reorganization  on the  Acquiring  Fund,  the Acquired Fund or any Acquired Fund
Shareholder  with  respect to any asset as to which  unrealized  gain or loss is required  to be  recognized  for  federal  income tax  purposes  at the end of a taxable year (or on the termination or transfer  thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary,  neither the Acquiring  Fund nor the Acquired Fund may waive the  conditions set forth in this paragraph 8.5.

                                   ARTICLE IX

                                    EXPENSES

     As soon  as  practical  after  the  Closing,  American  Century  Investment
Management,  Inc.,  as Advisor  to the  Acquiring  Fund shall bear the  expenses associated  with the  Reorganization.  The  Acquiring  Fund shall bear  expenses associated  with the  qualification  of  Acquiring  Fund  Shares for sale in the
various  states.   Reorganization  expenses  include,  without  limitation:  (a)
expenses associated with the preparation and filing of the Proxy Materials;  (b)
postage;  (c) printing;  (d)  accounting  fees;  (e) legal fees incurred by each
Fund;  (f)  solicitation  costs  of  the  transaction;  and  (g)  other  related administrative or operational costs.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust,  on behalf of the Acquiring  Fund, and the Trust, on behalf of the Acquired  Fund,  agree that neither party has made to the other party any representation,  warranty  and/or  covenant not set forth herein,  and that this
Agreement constitutes the entire agreement between the parties.

     10.2 Except as specified in the next  sentence set forth in this  paragraph
10.2, the representations, warranties, and covenants contained in this Agreement or in any document  delivered  pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions  contemplated  hereunder.
The  covenants to be performed  after the Closing Date shall  continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

     This  Agreement may be terminated by the mutual  agreement of the Trust and the Trust. In addition,  the Trust may at its option terminate this Agreement at or before the Closing Date due to:

     a)   a breach by the other of any  representation,  warranty,  or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

     b)   a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

     c)   a   determination   by  the  Trust's  Board  of  Trustees,   that  the
          consummation  of the  transactions  contemplated  herein is not in the best  interest of the Acquired Fund or Acquiring  Fund,  respectively, and notice given to the other party hereto.

In the event of any such termination,  in the absence of willful default,  there shall be no  liability  for  damages  on the  part of the  Acquiring  Fund,  the
Acquired Fund, or the Trust, or their respective  directors or officers,  to the other party or its directors or officers.

                                  ARTICLE XII

                                   AMENDMENTS

     This Agreement may be amended,  modified, or supplemented in such manner as may be  mutually  agreed  upon  in  writing  by the  officers  of the  Trust  as specifically  authorized  by the  Board of  Trustees;  provided,  however,  that following the meeting of the Acquired Fund  Shareholders  called by the Acquired
Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for  determining  the number of Acquiring Fund
Shares to be issued to the Acquired Fund  Shareholders  under this  Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference  purposes  only  and  shall  not  affect  in any  way the  meaning  or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts,  each of which shall be deemed an original.

     13.3 This Agreement  shall be governed by and construed in accordance  with the laws of the State of Missouri,  without regard to the conflict of laws rules of that or any other jurisdiction.

     13.4 This  Agreement  shall bind and inure to the  benefit  of the  parties hereto and their respective  successors and assigns,  but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder  shall be made by any party  without the written  consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person,  firm,  or  corporation,  other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF,  the parties have duly executed this Agreement,  all as of the date first written above.

                               AMERICAN CENTURY MUNICIPAL TRUST
                               on behalf of its series,
                               AMERICAN CENTURY TAX-FREE BOND FUND

                               ---------------------------------------------

                               AMERICAN CENTURY MUNICIPAL TRUST
                               on behalf of its series,
                               AMERICAN CENTURY [_______] FUND

                               ---------------------------------------------

                                                                       EXHIBIT B

                        FORM OF AMENDMENT TO THE CHARTER

                                       OF

                         _________________________, INC.
                               (the "Corporation")

The shares of each class of shares of the  Corporation's  stock identified below as a predecessor class of a series (each such class, a "Predecessor  Class") are hereby  reclassified as additional  shares of the class  identified below as the successor  class of such  series  (each such class,  a  "Successor  Class"),  as follows  (the terms  "series"  and "class"  having the meanings set forth in the charter of the Corporation):

     1.   All issued and outstanding shares of each Predecessor Class are hereby reclassified into that number of shares of the corresponding Successor
          Class  having a total  net  asset  value  equal to the total net asset value  at the  effective  time of  this  amendment  of the  respective
          Predecessor Class shares;

     2.   All  authorized  but  unissued  shares of each  Predecessor  Class are hereby  reclassified as shares of the  corresponding  Successor Class;
          and

     3.   The assets and liabilities  previously  allocated to each  Predecessor
          Class are hereby reallocated to the corresponding Successor Class.

For  purposes of this  amendment,  the  Predecessor  Classes  and  corresponding
Successor Classes are as follows:

SERIES                         PREDECESSOR CLASS                 SUCCESSOR CLASS

                                                                       EXHIBIT C

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

ARIZONA MUNICIPAL BOND FUND
FLORIDA MUNICIPAL BOND FUND

Market Perspective

BY DAVID MACEWEN, CHIEF INVESTMENT OFFICER, FIXED INCOME

ECONOMIC GROWTH PUSHED COMMODITY PRICES & INTEREST RATES HIGHER

Strong economic growth abroad and resilient growth in the U.S. (despite a devastating 2005 hurricane season and record-high energy prices) helped push
U.S. interest rates and Treasury yields to their highest levels since 2001-2002 during the 12 months ended May 31, 2006. The U.S. economy grew at a moderate rate of approximately 3.5% for the period, despite dipping below 2% in the fourth quarter of 2005. Robust overseas growth, particularly in emerging Asian markets such as China and India, helped push the Commodity Research Bureau index to a record high, fanning inflation fears and forcing global central banks to raise interest rates.

TREASURY YIELDS INVERTED, INDICATING POSSIBLE ECONOMIC WEAKNESS AHEAD

In the U.S., the Federal Reserve increased its overnight interest rate target eight times during the 12 months, raising it from 3% to 5%. That display of inflation-fighting discipline helped prevent long-term Treasury yields from rising as much as short-term yields, reducing or "flattening" the difference between these yields. On May 31, 2005, two- and 10-year Treasury yields were
3.58% and 3.98%, respectively, 0.40 percentage point apart. On May 31, 2006, the respective yields for two- and 10-year notes were 5.04% and 5.12%, just 0.08 percentage point apart. These yields also "inverted" temporarily during the first quarter of 2006 when the two-year yield rose higher than the 10-year. This phenomenon often precedes economic downturns.

MUNICIPAL MARKET GENERALLY OUTPERFORMED TAXABLE MARKET

Rising interest rates created challenging conditions for bonds, which, in general, had to rely on their interest income to help offset price declines.
Under these conditions, the best performers were money market and high-yield securities. In addition, the municipal market generally outperformed the taxable--municipal yields didn't rise or flatten as much as Treasury yields.
Reasons for municipal outperformance included strong demand from investors
(including those who recognized that municipals typically outperform in bond bear markets), declining municipal supply growth (less issuance and refinancing as interest rates rose), and favorable economic growth (providing improved tax revenues and credit conditions for municipal debt).

U.S. FIXED-INCOME TOTAL RETURNS
For the 12 months ended May 31, 2006
--------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL MARKET INDICES
--------------------------------------------------------------------------------
Municipal Bond                                                1.89%
--------------------------------------------------------------------------------
3-Year Municipal Bond                                         1.59%
--------------------------------------------------------------------------------
5-Year General Obligation (GO)                                1.24%
--------------------------------------------------------------------------------
Long-Term Municipal Bond (22+ years)                          3.20%
--------------------------------------------------------------------------------
Non-Investment-Grade (High-Yield)                             7.20%
--------------------------------------------------------------------------------
TAXABLE MARKET RETURNS
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                         -0.48%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury Index                          -1.39%
--------------------------------------------------------------------------------
3-Month Treasury Bill                                         3.85%
--------------------------------------------------------------------------------
10-Year Treasury Note                                        -5.25%
--------------------------------------------------------------------------------
Source: Lehman Brothers Inc.

Arizona Municipal Bond - Performance

TOTAL RETURNS AS OF MAY 31, 2006
                                   --------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                         1 YEAR    5 YEARS    10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS            1.59%     4.30%       4.94%      5.24%        4/11/94
--------------------------------------------------------------------------------
LEHMAN BROTHERS
MUNICIPAL
5-YEAR GO INDEX           1.24%     4.06%       4.88%      5.10%(1)        --
--------------------------------------------------------------------------------
LIPPER OTHER STATES
INTERMEDIATE
MUNICIPAL DEBT FUNDS
AVERAGE RETURNS(2)        0.67%     3.69%       4.34%      4.56%(3)        --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 5/31/06(2)        5 of 119   11 of 95    8 of 66    5 of 45(3)       --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 6/30/06(2)        7 of 119   12 of 95    8 of 67    5 of 45(3)       --
--------------------------------------------------------------------------------
A Class                                                                 2/27/04
  No sales charge*        1.34%       --          --       1.45%
  With sales charge*     -3.25%       --          --      -0.60%
--------------------------------------------------------------------------------
B Class                                                                 2/27/04
  No sales charge*        0.61%       --          --       0.71%
  With sales charge*     -3.39%       --          --      -0.62%
--------------------------------------------------------------------------------
C Class                   0.58%       --          --       0.69%        2/27/04
--------------------------------------------------------------------------------
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
 1.00%. B Class shares redeemed within six years of purchase are subject to a
 CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. -- A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 4/14/94, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

Arizona Municipal Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made May 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended May 31
----------------------------------------------------------------------------------------------------
                     1997    1998    1999    2000     2001    2002    2003     2004    2005    2006
----------------------------------------------------------------------------------------------------
Investor Class       5.77%   7.19%   4.51%   0.20%   10.57%   6.74%   9.36%   -1.06%   5.21%   1.59%
----------------------------------------------------------------------------------------------------
Lehman Brothers
Municipal 5-Year
GO Index             6.08%   6.95%   4.90%   0.65%   10.17%   6.33%   8.72%   -0.22%   4.47%   1.24%
----------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Arizona Municipal Bond - Portfolio Commentary

PORTFOLIO TEAM LEADER: ALAN KRUSS

MR. KRUSS, VICE PRESIDENT AND PORTFOLIO MANAGER, JOINED AMERICAN CENTURY
INVESTMENTS IN 1997 AND BECAME A PORTFOLIO MANAGER IN 2001. IN APRIL 2006, HE
TOOK OVER ARIZONA MUNICIPAL BOND'S TEAM-LEADER ROLE FROM KENNETH SALINGER, WHO
LEFT THE COMPANY TO PURSUE OTHER INTERESTS.

PERFORMANCE SUMMARY

Arizona Municipal Bond returned 1.59%* for the 12 months ended May 31, 2006, more than double the 0.67% average total return of Lipper's Other States
Intermediate Municipal Debt Funds. In addition, Arizona Municipal Bond outperformed the Lehman Brothers Municipal 5-Year GO Index, which returned
1.24%.

The fund's longer-term performance was also noteworthy: Arizona Municipal Bond ranked among the top 15% of its Lipper peer group for the trailing five and 10 years while returning more than Lehman's Municipal 5-Year GO Index.

Although favorable by comparison, the fund's absolute 12-month return was modest, reflecting myriad obstacles faced by municipal bonds and the broader bond market that are detailed in the Market Perspective on page 2. The commentary below discusses the strategies that we employed for Arizona Municipal
Bond in that environment.

YIELD SUMMARY

One of Arizona Municipal Bond's investment objectives is to seek high current income exempt from federal and Arizona income taxes. Along those lines, the fund's 30-day SEC yield was 3.65% as of May 31, 2006, which translated into the attractive tax-equivalent yields shown in the table at top right. By comparison,
Arizona Municipal Bond's Lipper group average 30-day SEC yield was only 3.11%.

All else being equal, a higher yield can boost returns and pave the way for better performance. It's also worth noting that Arizona Municipal Bond achieved that yield advantage while generally steering clear of bonds subject to the
Alternative Minimum Tax.

PORTFOLIO STRATEGY & OUTLOOK

Within the framework of our repeatable, multi-layered investment approach, one of our main emphasized strategies involved actively managing Arizona Municipal
Bond's bond-maturity

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
Weighted Average
Maturity                                   8.3 yrs               7.9 yrs
--------------------------------------------------------------------------------
Average Duration
(Modified)                                 4.4 yrs               4.1 yrs
--------------------------------------------------------------------------------

YIELDS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
30-DAY SEC YIELD
--------------------------------------------------------------------------------
Investor Class                                         3.65%
--------------------------------------------------------------------------------
A Class                                                3.25%
--------------------------------------------------------------------------------
B Class                                                2.65%
--------------------------------------------------------------------------------
C Class                                                2.65%
--------------------------------------------------------------------------------
INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------
28.54% Tax Bracket                                     5.11%
--------------------------------------------------------------------------------
31.40% Tax Bracket                                     5.32%
--------------------------------------------------------------------------------
36.38% Tax Bracket                                     5.73%
--------------------------------------------------------------------------------
38.28% Tax Bracket                                     5.91%
--------------------------------------------------------------------------------
(1) The tax brackets indicated are combined federal and state tax brackets.
    Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for Investor
 Class shares.

                                                                    (continued)

Arizona Municipal Bond - Portfolio Commentary

structure. In particular, we positioned the portfolio to benefit from a diminishing gap between the yields of short- and long-term municipal bonds.

In order to appropriately position the portfolio to take advantage of this forecast scenario, we employed a "barbell" bond-maturity structure. We achieved this structure by overweighting short- and long-term municipal bonds, while comparatively underweighting intermediate-term bonds. That paid off as the yield gap between two- and 30-year triple-A-rated municipal bonds dropped from approximately 161 basis points (1.61%) to only 83 basis points over the 12 months.

However, the municipal yield curve's flattening lost momentum toward the end of the period. And when factored in with how much yield spreads had already contracted, as well as with the latest economic, market, and interest rate forecasts at that time, we decided that the time for a strategy shift was at hand.

So we pared short- and long-term bond holdings and generally invested the proceeds in intermediate-term securities, establishing a "curve-neutral"
bond-maturity structure.

Lastly, while conservatively managing the portfolio's interest rate sensitivity, we increased triple-B municipal bond holdings. These securities generally afforded higher yields than their like-maturity, higher-rated equivalents, boosting the portfolio's income stream and providing a cushion against the backdrop of falling bond prices and rising yields.

ARIZONA MUNICIPAL BOND'S PLACE IN YOUR PORTFOLIO

Arizona Municipal Bond is designed to be a core bond holding and seeks safety of principal and high current income by investing in debt securities--issued by cities, counties and municipalities, and U.S. territories--with interest payments exempt from regular federal and Arizona income taxes.

Because municipal bonds typically don't move in lock-step with equities, Arizona
Municipal Bond also provides diversification benefits. But it's important to keep in mind that diversification does not insure against losses.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
AAA                                         70%                   74%
--------------------------------------------------------------------------------
AA                                           8%                    8%
--------------------------------------------------------------------------------
A                                            9%                   11%
--------------------------------------------------------------------------------
BBB                                         13%                    7%
--------------------------------------------------------------------------------
Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE SECTORS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
                                                                % OF FUND
                                                               INVESTMENTS
--------------------------------------------------------------------------------
General Obligation (GO)                                           28%
--------------------------------------------------------------------------------
Certificates of Participation
(COPs)/Leases                                                     16%
--------------------------------------------------------------------------------
Prerefunded                                                       15%
--------------------------------------------------------------------------------
Water and Sewer Revenue                                           14%
--------------------------------------------------------------------------------
Industrial Development Revenue                                    10%
--------------------------------------------------------------------------------

Florida Municipal Bond - Performance

TOTAL RETURNS AS OF MAY 31, 2006
                                   --------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                         1 YEAR    5 YEARS    10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS            1.48%     4.12%       5.10%      5.31%        4/11/94
--------------------------------------------------------------------------------
LEHMAN BROTHERS
MUNICIPAL
5-YEAR GO INDEX           1.24%     4.06%       4.88%      5.10%(1)        --
--------------------------------------------------------------------------------
LIPPER FLORIDA
INTERMEDIATE
MUNICIPAL DEBT FUNDS
AVERAGE RETURNS(2)        0.87%     3.45%       4.14%      4.37%(3)        --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 5/31/06(2)         5 of 18   2 of 15     1 of 11    1 of 10(3)       --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 6/30/06(2)         5 of 18   2 of 15     1 of 12    1 of 10(3)       --
--------------------------------------------------------------------------------
A Class                                                                 2/27/04
  No sales charge*        1.23%      --          --         1.15%
  With sales charge*     -3.33%      --          --        -0.87%
--------------------------------------------------------------------------------
B Class                                                                 2/27/04
  No sales charge*        0.47%      --          --         0.39%
  With sales charge*     -3.53%      --          --        -0.94%
--------------------------------------------------------------------------------
C Class                   0.47%      --          --         0.40%       2/27/04
--------------------------------------------------------------------------------
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
 1.00%. B Class shares redeemed within six years of purchase are subject to a
 CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. -- A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 4/14/94, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

Florida Municipal Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made May 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended May 31
----------------------------------------------------------------------------------------------------
                     1997    1998    1999    2000     2001    2002    2003     2004    2005    2006
----------------------------------------------------------------------------------------------------
Investor Class       6.63%   8.20%   4.71%   0.49%   10.71%   5.98%   9.90%   -1.30%   4.88%   1.48%
----------------------------------------------------------------------------------------------------
Lehman Brothers
Municipal 5-Year
GO Index             6.08%   6.95%   4.90%   0.65%   10.17%   6.33%   8.72%   -0.22%   4.47%   1.24%
----------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Florida Municipal Bond - Portfolio Commentary

PORTFOLIO TEAM LEADER: ALAN KRUSS

MR. KRUSS, VICE PRESIDENT AND PORTFOLIO MANAGER, JOINED AMERICAN CENTURY
INVESTMENTS IN 1997 AND BECAME A PORTFOLIO MANAGER IN 2001. IN APRIL 2006, HE
TOOK OVER FLORIDA MUNICIPAL BOND'S TEAM-LEADER ROLE FROM KENNETH SALINGER, WHO
LEFT THE COMPANY TO PURSUE OTHER INTERESTS.

PERFORMANCE SUMMARY

Florida Municipal Bond returned 1.48%* for the 12 months ended May 31, 2006, solidly outpacing the 0.87% average total return of Lipper's Florida
Intermediate Municipal Debt Funds. In addition, Florida Municipal Bond outperformed the Lehman Brothers Municipal 5-Year GO Index, which returned
1.24%. And it's worth keeping in mind that fees do not reduce the return of the
Lehman index.

The fund's longer-term performance was also noteworthy: Florida Municipal Bond ranked among the top 15% of its Lipper peer group for the trailing five and 10 years while returning more than Lehman's Municipal 5-Year GO Index.

Although favorable by comparison, the fund's absolute 12-month return was modest, reflecting myriad obstacles faced by municipal bonds and the broader bond market that are detailed in the Market Perspective on page 2. The commentary below discusses the strategies that we employed for Florida Municipal
Bond in that environment.

YIELD SUMMARY

Seeking high current income exempt from federal income tax as well as the
Florida intangible personal property tax is one of Florida Municipal Bond's primary investment objectives. Along those lines, the fund's 30-day SEC yield was 3.63% as of May 31, 2006. By comparison, Florida Municipal Bond's Lipper group average 30-day SEC yield was only 3.17% at the end of the 12 months.

A higher yield can boost returns and pave the way for better performance, all else being equal.

PORTFOLIO STRATEGY & OUTLOOK

One of the main strategies that we emphasized within the framework of our repeatable, multi-layered investment approach involved actively managing Florida
Municipal Bond's bond-maturity structure. In particular, we positioned the portfolio to benefit from a declining gap between the yields of short- and long-term municipal bonds.

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
Weighted Average
Maturity                                   7.7 yrs               8.3 yrs
--------------------------------------------------------------------------------
Average Duration
(Modified)                                 4.5 yrs               4.3 yrs
--------------------------------------------------------------------------------

YIELDS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
30-DAY SEC YIELD
--------------------------------------------------------------------------------
Investor Class                                         3.63%
--------------------------------------------------------------------------------
A Class                                                3.22%
--------------------------------------------------------------------------------
B Class                                                2.64%
--------------------------------------------------------------------------------
C Class                                                2.62%
--------------------------------------------------------------------------------
INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------
25.00% Tax Bracket                                     4.84%
--------------------------------------------------------------------------------
28.00% Tax Bracket                                     5.04%
--------------------------------------------------------------------------------
33.00% Tax Bracket                                     5.42%
--------------------------------------------------------------------------------
35.00% Tax Bracket                                     5.58%
--------------------------------------------------------------------------------
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for Investor
 Class shares.

                                                                    (continued)

Florida Municipal Bond - Portfolio Commentary

That meant employing a "barbell" structure, which tends to outperform in such a scenario. We achieved this structure by overweighting short- and long-term municipal bonds, while comparatively underweighting intermediate-term bonds.
That paid off as the yield gap between two- and 30-year triple-A-rated municipal bonds dropped almost in half over the 12 months.

Toward the end of the period, however, the municipal yield curve's flattening appeared to be winding down. That notion was supported by economic, market, and interest rate forecasts at that time as well as by how much yield spreads had already contracted. So we pared short- and long-term bond holdings and generally invested the proceeds in intermediate-term securities.

We also increased Florida Municipal Bond's triple-B municipal bond holdings. The triple-B bonds generally afforded higher yields than their like-maturity, higher-rated counterparts, boosting the portfolio's income stream and providing a cushion against the backdrop of rising bond yields.

By the end of the period, we felt that the yield advantage of triple-B bonds over triple-A equivalents had contracted enough to merit holding onto our triple-B positions, but not actively expanding upon them.

FLORIDA MUNICIPAL BOND'S PLACE IN YOUR PORTFOLIO

Florida Municipal Bond is designed to be a core bond holding and seeks safety of principal and high current income by investing in debt securities--issued by cities, counties and municipalities, and U.S. territories--with interest payments exempt from federal income tax as well as the Florida intangible personal property tax.

Because municipal bonds typically don't move in lock-step with equities, Florida
Municipal Bond also provides diversification benefits. But it's important to keep in mind that diversification does not insure against losses.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
AAA                                         78%                   84%
--------------------------------------------------------------------------------
AA                                           1%                    1%
--------------------------------------------------------------------------------
A                                            2%                    1%
--------------------------------------------------------------------------------
BBB                                         19%                   14%
--------------------------------------------------------------------------------
Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE SECTORS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
                                                                % OF FUND
                                                               INVESTMENTS
--------------------------------------------------------------------------------
Water and Sewer Revenue                                           16%
--------------------------------------------------------------------------------
Prerefunded                                                       16%
--------------------------------------------------------------------------------
Certificates of Participation
(COPs)/Leases                                                      9%
--------------------------------------------------------------------------------
Transportation Revenue                                             9%
--------------------------------------------------------------------------------
General Obligation (GO)                                            8%
--------------------------------------------------------------------------------

Tax-Free Bond - Performance

TOTAL RETURNS AS OF MAY 31, 2006
                                  ----------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE      INCEPTION
                        1 YEAR     5 YEARS    10 YEARS   INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS          1.87%       4.34%       5.05%      5.42%        3/2/87
--------------------------------------------------------------------------------
LEHMAN BROTHERS
MUNICIPAL
5-YEAR GO INDEX         1.24%       4.06%       4.88%      5.56%(1)       --
--------------------------------------------------------------------------------
AVERAGE RETURN
OF LIPPER'S
INTERMEDIATE
MUNICIPAL
DEBT FUNDS(2)           1.03%       3.94%       4.71%      5.55%(3)       --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 5/31/06(2)      17 of 150   30 of 104   14 of 70    8 of 13(3)      --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 6/30/06(2)      18 of 149   31 of 106   15 of 70    9 of 13(3)      --
--------------------------------------------------------------------------------
Institutional Class     2.07%         --          --       3.17%        4/15/03
--------------------------------------------------------------------------------
Advisor Class             --          --          --       1.51%(4)     7/29/05
--------------------------------------------------------------------------------

(1) Since 2/28/87, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 3/31/87, the date nearest the Investor Class's inception for which data are available.

(4) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

Tax-Free Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made May 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended May 31
--------------------------------------------------------------------------------------------------
                    1997    1998    1999    2000    2001    2002    2003     2004    2005    2006
--------------------------------------------------------------------------------------------------
Investor Class     6.29%   7.60%   4.07%   0.44%   10.77%   6.45%   9.31%   -0.79%   5.16%   1.87%
--------------------------------------------------------------------------------------------------
Lehman Brothers
Municipal 5-Year
GO Index           6.08%   6.95%   4.90%   0.65%   10.17%   6.33%   8.72%   -0.22%   4.47%   1.24%
--------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Tax-Free Bond - Portfolio Commentary

PORTFOLIO TEAM LEADER: ROBERT J. MILLER

MR. MILLER, VICE PRESIDENT AND PORTFOLIO MANAGER, JOINED AMERICAN CENTURY
INVESTMENTS IN JUNE 1998 AND BECAME A PORTFOLIO MANAGER IN FEBRUARY 2001. IN
APRIL 2006 HE TOOK OVER THE TEAM-LEADER ROLE FOR TAX-FREE BOND FROM KENNETH
SALINGER, WHO LEFT THE COMPANY TO PURSUE OTHER INTERESTS.

PERFORMANCE SUMMARY

Tax-Free Bond returned 1.87%* for the 12 months ended May 31, 2006, solidly outpacing the 1.03% average return of Lipper's Intermediate Municipal Debt
Funds. The fund also outperformed the Lehman Brothers Municipal 5-Year GO Index, which returned 1.24%. Tax-Free Bond's long-term performance was also noteworthy:
the fund ranked among the top 30% of its Lipper peer group for the trailing five and 10 years while returning more than Lehman's Municipal 5-Year GO Index.

Although favorable by comparison, Tax-Free Bond's 12-month absolute return was modest, reflecting a myriad of obstacles faced by municipal bonds and the broader bond market that are detailed in the Market Perspective on page 2. The commentary below discusses the strategies that we employed for Tax-Free Bond in that environment.

YIELD SUMMARY

One of Tax-Free Bond's key investment objectives is to seek high current income exempt from federal income tax. Along those lines, the fund's 30-day SEC yield was 3.62% as of May 31, 2006, which translated into the attractive tax-equivalent yields shown in the table at bottom right on this page. By comparison, Tax-Free Bond's Lipper group average 30-day SEC yield was 3.38%.

All else being equal, a higher yield can boost returns and performance. And it's worth noting that Tax-Free Bond achieved that yield advantage while steering clear of bonds subject to the Alternative Minimum Tax.

PORTFOLIO STRATEGY & OUTLOOK

The fundamentals of our repeatable, multi-layered investment approach remained central to our efforts, and one of our key strategies involved actively managing
Tax-Free Bond's bond-maturity structure. In particular, we positioned the portfolio to benefit from a diminishing gap between the yields of short- and long-term municipal bonds.

That meant employing a "barbell" bond maturity structure which tends to outperform in such a scenario. We achieved the barbell by overweighting short-
and long-term municipal bonds, while comparatively underweighting intermediate-term securities. That structure paid off as the yield gap between two- and 30-year triple-A rated municipal bonds dropped from approximately 161 basis points (1.61%) to only 83 basis points over the 12 months.

YIELDS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
30-DAY SEC YIELD
--------------------------------------------------------------------------------
Investor Class                                    3.62%
--------------------------------------------------------------------------------
Institutional Class                               3.82%
--------------------------------------------------------------------------------
Advisor Class                                     3.38%
--------------------------------------------------------------------------------
INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------
25.0% Tax Bracket                                 4.83%
--------------------------------------------------------------------------------
28.0% Tax Bracket                                 5.03%
--------------------------------------------------------------------------------
33.0% Tax Bracket                                 5.40%
--------------------------------------------------------------------------------
35.0% Tax Bracket                                 5.57%
--------------------------------------------------------------------------------

(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for Investor
 Class shares.

                                                                     (continued)

Tax-Free Bond - Portfolio Commentary

Toward the end of the period, however, the municipal yield curve's flattening appeared to be largely over, a notion supported by how much yield spreads had already contracted, as well as by economic, market, and interest rate forecasts at that time.

So we pared back short- and long-term bond holdings and generally invested the proceeds in intermediate-term securities, establishing a "curve-neutral"
emphasis.

Lastly, we conservatively managed the portfolio's interest rate sensitivity and closely monitored supply and demand developments within and between the various states. We also increased the portfolio's triple-B municipal bond holdings.
These securities, which reside on the lowest credit rung of the investment-grade ladder, generally afforded higher yields than their like-maturity, higher-rated equivalents. In addition to boosting the portfolio's income stream, that meant a greater cushion against the backdrop of falling bond prices and rising yields.

TAX-FREE BOND'S PLACE IN YOUR PORTFOLIO

Tax-Free Bond is designed to be a core bond holding and seeks safety of principal and high current income by investing in debt securities issued by cities, counties and municipalities, and U.S. territories.

Because municipal bonds typically don't move in lock-step with equities under various economic and market scenarios, Tax-Free Bond also potentially offers diversification benefits for investors. But it's important to keep in mind that even diversification does not insure against losses.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
AAA                                          73%                   73%
--------------------------------------------------------------------------------
AA                                            3%                    5%
--------------------------------------------------------------------------------
A                                             5%                    8%
--------------------------------------------------------------------------------
BBB                                          19%                   14%
--------------------------------------------------------------------------------

Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE STATES
AS OF MAY 31, 2006
--------------------------------------------------------------------------------
                                          % OF NET              % OF NET
                                           ASSETS                ASSETS
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
Texas                                       10.8%                 13.8%
--------------------------------------------------------------------------------
New Jersey                                  10.6%                  4.8%
--------------------------------------------------------------------------------
Arizona                                      8.8%                  7.7%
--------------------------------------------------------------------------------
Puerto Rico                                  7.9%                  7.9%
--------------------------------------------------------------------------------
Washington                                   7.0%                  6.7%
--------------------------------------------------------------------------------

UTILITIES

Market
Perspective

BY ENRIQUE CHANG, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth--along with commodity prices, short-term interest rates, and inflation--surged early in the 12-month period ended December 31, 2006. But growth and inflation moderated in the second half of the year, when the Federal
Reserve (the Fed) halted its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June 2006 to keep inflation--including pressures from soaring commodity prices--in check. The Fed finally snapped its string of rate hikes in August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

DOUBLE-DIGIT STOCK INDEX RETURNS

The Fed's pause and expectations for lower interest rates and mild inflation in
2007 helped produce double-digit stock index returns for 2006. Market rallies at the start and end of the year offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full year. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the full year.

SENTIMENT REVERSED IN MAY AND JULY

Early in 2006, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 13.92% by April 30. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P 500 fell
5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices triggered a substantial stock rebound during the last five months of the year.

U.S. STOCK INDEX RETURNS
For the 12 months ended December 31, 2006
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (LARGE-CAP)                               15.46%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                     9.07%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                     22.25%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                                         15.26%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                                  10.66%
--------------------------------------------------------------------------------
Russell Midcap Value Index                                   20.22%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (SMALL-CAP)                               18.37%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                    13.35%
--------------------------------------------------------------------------------
Russell 2000 Value Index                                     23.48%
--------------------------------------------------------------------------------

Utilities - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2006
                                   --------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                         1 YEAR    5 YEARS    10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS           24.99%     9.73%      9.69%       9.34%         3/1/93
--------------------------------------------------------------------------------
FUND BENCHMARK           27.20%     8.34%      9.82%       9.64%(1)        --
--------------------------------------------------------------------------------
S&P 500 INDEX(2)         15.79%     6.19%      8.42%      10.82%(1)        --
--------------------------------------------------------------------------------
Advisor Class            24.62%     9.44%        --        6.35%         6/25/98
--------------------------------------------------------------------------------

(1) Since 2/28/93, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. - A Reuters Company. (c)2007 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

Utilities - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
---------------------------------------------------------------------------------------------------------
                   1997     1998     1999     2000     2001     2002     2003     2004     2005     2006
---------------------------------------------------------------------------------------------------------
Investor Class    35.82%   27.43%   11.46%    3.97%  -20.97%  -27.44%   23.96%   23.81%   14.30%   24.99%
---------------------------------------------------------------------------------------------------------
Fund benchmark    34.50%   33.29%   12.36%    2.17%  -16.90%  -32.28%   25.38%   24.34%   11.14%   27.20%
---------------------------------------------------------------------------------------------------------
S&P 500 Index     33.36%   28.58%   21.04%   -9.10%  -11.89%  -22.10%   28.68%   10.88%    4.91%   15.79%
---------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Utilities - Portfolio Commentary

PORTFOLIO MANAGERS: JOHN SCHNIEDWIND AND JOE STERLING

PERFORMANCE SUMMARY

Utilities gained 24.99%* for the 12 months ended December 31, 2006, compared with the 27.20% return of its custom benchmark (defined on page 27), and the
30.57%** return of the Russell 1000 Utilities Index. The S&P 500, a broad market measure, returned 15.79%. 2006 marked the third straight year in which the fund and its benchmark outperformed the S&P 500.

We received positive absolute contributions from all but one of the industries in which we were invested. However, several of our portfolio positions, most notably diversified telecommunication services, lagged those of our custom benchmark.

TOUGH CALLS IN TELECOM

Our investments in diversified telecom contributed most to total return during the period but also hindered relative performance more than any other industry.
A combination of underweight positions and unfavorable security selection was to blame.

Our largest underweights included the major diversified telecom services providers, most of which posted double- or even triple-digit gains. Our underweights in AT&T and BellSouth--the two largest positions in the custom benchmark--hurt relative performance as both stocks rallied in advance of their year-end merger. Though we're gradually increasing our exposure in the diversified telecom industry, the change has been neither fast nor ample enough to capture as much of that group's powerful performance as we would have liked.

Other telecom companies provided strong absolute performance, including
Beijing-based China Mobile, which finished the reporting period as our top-contributing stock. The world's largest cell-phone operator by users, China
Mobile reported that it added a record number of new subscribers in November.

UTILITIES MARKET RETURNS
For the 12 months ended December 31, 2006
--------------------------------------------------------------------------------
BROAD UTILITIES MARKET
--------------------------------------------------------------------------------
Lipper Utility Fund Index                              26.89%
--------------------------------------------------------------------------------
Russell 1000 Utilities Index                           30.57%
--------------------------------------------------------------------------------
PRIMARY UTILITIES INDUSTRIES IN FUND BENCHMARK
--------------------------------------------------------------------------------
Diversified Telecommunication Services                 48.01%
--------------------------------------------------------------------------------
Gas Utilities                                          30.07%
--------------------------------------------------------------------------------
Independent Power Producers                            25.38%
--------------------------------------------------------------------------------
Electric Utilities                                     24.44%
--------------------------------------------------------------------------------
Wireless Telecommunication Services                    21.26%
--------------------------------------------------------------------------------
Multi-Utilities                                        19.56%
--------------------------------------------------------------------------------

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Sempra Energy                               4.6%                  4.1%
--------------------------------------------------------------------------------
AT&T Inc.                                   4.5%                  3.8%
--------------------------------------------------------------------------------
PG&E Corp.                                  4.3%                  3.9%
--------------------------------------------------------------------------------
Verizon
Communications Inc.                         4.1%                  3.2%
--------------------------------------------------------------------------------
TXU Corp.                                   3.2%                  4.6%
--------------------------------------------------------------------------------
Constellation
Energy Group Inc.                           2.7%                  2.4%
--------------------------------------------------------------------------------
FirstEnergy Corp.                           2.6%                  2.6%
--------------------------------------------------------------------------------
Telefonica SA ADR                           2.4%                  1.6%
--------------------------------------------------------------------------------
FPL Group, Inc.                             2.3%                  1.7%
--------------------------------------------------------------------------------
AES Corp. (The)                             2.2%                  1.9%
--------------------------------------------------------------------------------

 *All fund returns referenced in this commentary are for Investor Class shares.

**The Russell 1000 Utilities Index returned 5.93% and 6.84% for the 5- and
  10-year periods ended December 31, 2006, respectively.

                                                                    (continued)

Utilities - Portfolio Commentary

POWER COMPANIES ENERGIZED RELATIVE PERFORMANCE

Our positions in the multi-utilities and electric utilities industries contributed most to performance against the benchmark, an outcome attributable to effective security selection. One top stock was U.K.-based Scottish Power plc, a non-benchmark holding that operates wind farms and supplies electricity to more than five million homes and businesses.

Another U.K. success was National Grid plc, also a non-benchmark holding. One of the world's largest utility companies, its profits increased 12% for the six months ended September 30, 2006, driven in part by the performance of its U.S.
electricity and gas distribution business.

Favorable stock selection also yielded a top contributor in Oklahoma-based natural gas utility ONEOK, which reported increased quarterly profits. The firm also raised its 2007 earnings forecast, stating that a settlement in a Kansas case will allow for rate increases in the months ahead.

STARTING POINT FOR THE NEXT REPORT PERIOD

After three straight years of outperforming the broad market, we are moderating our expectations. We believe the valuations on electric utilities have become increasingly stretched and that telecoms--which outperformed the broader market by a significant margin in 2006--could continue to provide market leadership.

As of December 31, 2006, we had a moderately overweight position in the gas utilities industry compared to that of our benchmark because our quantitative process identified numerous opportunities in this area. Also, because our quantitative system has ranked telecom stocks higher in recent months, we will continue to bolster our position in the telecommunications sector, where we remain significantly underweight.

INDUSTRY BREAKDOWN
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Multi-Utilities                             26.6%                 26.3%
--------------------------------------------------------------------------------
Integrated Telecom.
Services                                    22.2%                 19.8%
--------------------------------------------------------------------------------
Electric Utilities                          20.3%                 21.4%
--------------------------------------------------------------------------------
Independent Power
Producers &
Energy Traders                              11.6%                  9.0%
--------------------------------------------------------------------------------
Gas Utilities                                8.8%                  8.3%
--------------------------------------------------------------------------------
Wireless Telecom.
Services                                     7.4%                  8.6%
--------------------------------------------------------------------------------
Other Industries                             2.4%                  5.2%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                           0.7%                  1.4%
--------------------------------------------------------------------------------

(1) Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Domestic
Common Stocks                               82.3%                 82.0%
--------------------------------------------------------------------------------
Foreign
Common Stocks(2)                            17.0%                 16.6%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                         99.3%                 98.6%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  1.5%                  1.3%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(3)                          (0.8)%                 0.1%
--------------------------------------------------------------------------------

(2) Includes depositary shares, dual listed securities and foreign ordinary shares.

(3) Includes collateral received for securities lending and other assets and liabilities.

                                                                       EXHIBIT D

FINANCIAL HIGHLIGHTS

The Financial  Highlights itemize what contributed to the changes in share price during the most recently ended fiscal year.  They also show the changes in share price for this period in comparison to changes over the last five fiscal years.

Except  as  noted  below,   the  Financial   Highlights  have  been  audited  by
PricewaterhouseCoopers LLP, independent registered public accounting firm. Their
Report  of  Independent  Registered  Public  Accounting  Firm and the  financial statements are included in the funds' annual  reports,  which are available upon request.

ARIZONA MUNICIPAL BOND FUND
FLORIDA MUNICIPAL BOND FUND

Arizona Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
-----------------------------------------------------------------------------------------------
                                                       INVESTOR CLASS
-----------------------------------------------------------------------------------------------
                                2006(1)     2006       2005       2004       2003       2002
-----------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $10.68     $10.96     $10.83     $11.40     $10.89     $10.69
-----------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)                   0.22      0.42(2)     0.42       0.41       0.41       0.44
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.18     (0.25)       0.13      (0.53)      0.59       0.27
-----------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.40       0.17       0.55      (0.12)      1.00       0.71
-----------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.22)     (0.43)     (0.42)     (0.41)     (0.41)     (0.44)
--------------------------
  From Net
  Realized Gains                    --      (0.02)      --(3)     (0.04)     (0.08)     (0.07)
-----------------------------------------------------------------------------------------------
  Total Distributions            (0.22)     (0.45)     (0.42)     (0.45)     (0.49)     (0.51)
-----------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.86     $10.68     $10.96     $10.83     $11.40     $10.89
===============================================================================================
  TOTAL RETURN(4)                 3.77%      1.59%      5.21%     (1.06)%     9.36%      6.74%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.49%(5)      0.49%      0.50%      0.51%      0.51%      0.51%
--------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets          4.06%(5)      3.89%      3.86%      3.70%      3.70%      4.04%
--------------------------
Portfolio Turnover Rate              9%        44%        48%        26%        50%        77%
--------------------------
Net Assets, End of Period
(in thousands)                  $53,609    $52,404    $53,203    $60,203    $75,787    $66,327
-----------------------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

Arizona Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       A CLASS
--------------------------------------------------------------------------------
                                       2006(1)     2006       2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.68     $10.96     $10.83     $11.25
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)           0.20       0.39(3)    0.40       0.10
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.18      (0.25)      0.13      (0.42)
--------------------------------------------------------------------------------
  Total From
  Investment Operations                  0.38       0.14       0.53      (0.32)
--------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income            (0.20)     (0.40)     (0.40)     (0.10)
---------------------------------
  From Net Realized Gains                  --      (0.02)      --(4)        --
--------------------------------------------------------------------------------
  Total Distributions                   (0.20)     (0.42)     (0.40)     (0.10)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.86     $10.68     $10.96     $10.83
================================================================================
  TOTAL RETURN(5)                        3.64%      1.34%      4.94%     (2.87)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 0.74%(6)      0.74%      0.75%   0.76%(6)
---------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets          3.81%(6)      3.64%      3.61%   3.63%(6)
---------------------------------
Portfolio Turnover Rate                     9%        44%        48%     26%(7)
---------------------------------
Net Assets, End of Period
(in thousands)                          $1,769     $3,741     $4,271    $1,523
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) February 27, 2004 (commencement of sale) through May 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount is less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended May 31, 2004.

Arizona Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       B CLASS
--------------------------------------------------------------------------------
                                       2006(1)     2006       2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.68     $10.96     $10.83     $11.25
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)           0.16       0.36(3)    0.32       0.08
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.18      (0.30)      0.13      (0.42)
--------------------------------------------------------------------------------
  Total From
  Investment Operations                  0.34       0.06       0.45      (0.34)
--------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income            (0.16)     (0.32)     (0.32)     (0.08)
---------------------------------
  From Net Realized Gains                  --      (0.02)      --(4)        --
--------------------------------------------------------------------------------
  Total Distributions                   (0.16)     (0.34)     (0.32)     (0.08)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.86     $10.68     $10.96     $10.83
================================================================================
  TOTAL RETURN(5)                        3.25%      0.61%      4.19%     (3.06)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 1.49%(6)      1.49%      1.50%   1.51%(6)
---------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets          3.06%(6)      2.89%      2.86%   2.88%(6)
---------------------------------
Portfolio Turnover Rate                     9%        44%        48%     26%(7)
---------------------------------
Net Assets, End of Period
(in thousands)                             $43        $42         $3         $2
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) February 27, 2004 (commencement of sale) through May 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount is less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

Arizona Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       C CLASS
--------------------------------------------------------------------------------
                                       2006(1)     2006       2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.68     $10.96     $10.83     $11.25
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)           0.16      0.30(3)     0.31       0.08
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.18      (0.24)      0.13      (0.42)
--------------------------------------------------------------------------------
  Total From
  Investment Operations                  0.34       0.06       0.44      (0.34)
--------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income            (0.16)     (0.32)     (0.31)     (0.08)
---------------------------------
  From Net Realized Gains                  --      (0.02)      --(4)        --
--------------------------------------------------------------------------------
  Total Distributions                   (0.16)     (0.34)     (0.31)     (0.08)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.86     $10.68     $10.96     $10.83
================================================================================
  TOTAL RETURN(5)                        3.25%      0.58%      4.15%     (3.06)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 1.49%(6)      1.49%      1.50%   1.51%(6)
---------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets          3.06%(6)      2.89%      2.86%   2.88%(6)
---------------------------------
Portfolio Turnover Rate                     9%        44%        48%     26%(7)
---------------------------------
Net Assets, End of Period
(in thousands)                            $534       $382       $719        $12
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) February 27, 2004 (commencement of sale) through May 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount is less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

Florida Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
-----------------------------------------------------------------------------------------------
                                                       INVESTOR CLASS
-----------------------------------------------------------------------------------------------
                                2006(1)     2006       2005       2004       2003       2002
-----------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $10.55     $10.81     $10.68     $11.29     $10.73     $10.67
-----------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)                   0.22       0.42       0.39       0.42       0.42       0.44
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.16      (0.26)      0.13      (0.56)      0.62       0.19
-----------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.38       0.16       0.52      (0.14)      1.04       0.63
-----------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.22)     (0.42)     (0.39)     (0.42)     (0.42)     (0.44)
--------------------------
  From Net
  Realized Gains                   --         --         --      (0.05)      (0.06)     (0.13)
-----------------------------------------------------------------------------------------------
  Total Distributions            (0.22)     (0.42)     (0.39)     (0.47)     (0.48)     (0.57)
-----------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.71     $10.55     $10.81     $10.68     $11.29     $10.73
===============================================================================================
  TOTAL RETURN(2)                 3.62%      1.48%      4.88%     (1.30)%     9.90%      5.98%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.49%(3)      0.49%      0.50%      0.51%      0.51%      0.51%
--------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets          4.11%(3)      3.90%      3.56%      3.82%      3.78%      4.03%
--------------------------
Portfolio Turnover Rate             34%        28%        44%        59%        45%        75%
--------------------------
Net Assets, End of Period
(in thousands)                  $38,211    $40,604    $49,451    $63,142    $70,078    $54,565
-----------------------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

Florida Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       A CLASS
--------------------------------------------------------------------------------
                                       2006(1)     2006       2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.55     $10.81     $10.68     $11.11
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)           0.21       0.39       0.36       0.09
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.16      (0.26)      0.13      (0.43)
--------------------------------------------------------------------------------
  Total From
  Investment Operations                  0.37       0.13       0.49      (0.34)
--------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income            (0.21)     (0.39)     (0.36)     (0.09)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.71     $10.55     $10.81     $10.68
================================================================================
  TOTAL RETURN(3)                        3.49%      1.23%      4.62%     (3.10)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 0.74%(4)      0.74%      0.75%   0.76%(4)
---------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets          3.86%(4)      3.65%      3.31%   3.34%(4)
---------------------------------
Portfolio Turnover Rate                    34%        28%        44%     59%(5)
---------------------------------
Net Assets, End of Period
(in thousands)                          $1,066     $1,380     $2,105       $761
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) February 27, 2004 (commencement of sale) through May 31, 2004.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

Florida Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       B CLASS
--------------------------------------------------------------------------------
                                       2006(1)     2006       2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.55     $10.81     $10.68     $11.11
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)           0.17       0.31       0.28       0.07
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.16      (0.26)      0.13      (0.43)
--------------------------------------------------------------------------------
  Total From
  Investment Operations                  0.33       0.05       0.41      (0.36)
--------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income            (0.17)     (0.31)     (0.28)     (0.07)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.71     $10.55     $10.81     $10.68
================================================================================
  TOTAL RETURN(3)                        3.11%      0.47%      3.83%     (3.28)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 1.49%(4)      1.49%      1.50%   1.51%(4)
---------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets          3.11%(4)      2.90%      2.56%   2.59%(4)
---------------------------------
Portfolio Turnover Rate                    34%        28%        44%     59%(5)
---------------------------------
Net Assets, End of Period
(in thousands)                             $16        $15        $19        $17
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) February 27, 2004 (commencement of sale) through May 31, 2004.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

Florida Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       C CLASS
--------------------------------------------------------------------------------
                                       2006(1)     2006       2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.55     $10.81     $10.68     $11.11
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)           0.17       0.31       0.28       0.07
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.16      (0.26)      0.13      (0.43)
--------------------------------------------------------------------------------
  Total From
  Investment Operations                  0.33       0.05       0.41      (0.36)
--------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income            (0.17)     (0.31)     (0.28)     (0.07)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.71     $10.55     $10.81     $10.68
================================================================================
  TOTAL RETURN(3)                        3.11%      0.47%      3.84%     (3.28)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 1.49%(4)      1.49%      1.50%   1.51%(4)
---------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets          3.11%(4)      2.90%      2.56%   2.59%(4)
---------------------------------
Portfolio Turnover Rate                    34%        28%        44%     59%(5)
---------------------------------
Net Assets, End of Period
(in thousands)                          $1,182     $1,570     $1,827     $1,032
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) February 27, 2004 (commencement of sale) through May 31, 2004.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

TAX-FREE BOND FUND

Tax-Free Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
---------------------------------------------------------------------------------------------------------
                                                                INVESTOR CLASS
---------------------------------------------------------------------------------------------------------
                                          2006(1)     2006       2005      2004        2003        2002
---------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                       $10.67     $10.88     $10.71    $11.19      $10.63      $10.50
---------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)              0.21       0.40       0.38      0.37        0.39        0.44
---------------------------------
  Net Realized and Unrealized
  Gain (Loss)                               0.20      (0.20)      0.17     (0.45)       0.58        0.22
---------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations                     0.41       0.20       0.55     (0.08)       0.97        0.66
---------------------------------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income               (0.21)     (0.40)     (0.38)    (0.37)      (0.39)      (0.44)
---------------------------------
  From Net Realized Gains                     --      (0.01)        --     (0.03)      (0.02)      (0.09)
---------------------------------------------------------------------------------------------------------
  Total Distributions                      (0.21)     (0.41)     (0.38)    (0.40)      (0.41)      (0.53)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $10.87     $10.67     $10.88    $10.71      $11.19      $10.63
=========================================================================================================
  TOTAL RETURN(2)                           3.88%      1.87%      5.16%    (0.79)%      9.31%      6.45%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.49%(3)      0.49%      0.50%      0.51%      0.51%      0.51%
---------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                    3.89%(3)      3.73%      3.46%      3.34%      3.62%      4.14%
---------------------------------
Portfolio Turnover Rate                       27%        79%        77%        60%        57%        86%
---------------------------------
Net Assets, End of Period
(in thousands)                           $631,398   $665,458   $610,420   $583,689   $620,000   $382,447
---------------------------------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

Tax-Free Bond - Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
--------------------------------------------------------------------------------
                                                         ADVISOR CLASS
--------------------------------------------------------------------------------
                                                  2006(1)           2006(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $10.67             $10.83
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------
  Net Investment Income (Loss)                      0.20               0.31
----------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                            0.20              (0.15)
--------------------------------------------------------------------------------
  Total From Investment Operations                  0.40               0.16
--------------------------------------------------------------------------------
Distributions
----------------------------------------
  From Net Investment Income                       (0.20)             (0.31)
----------------------------------------
  From Net Realized Gains                             --              (0.01)
--------------------------------------------------------------------------------
  Total Distributions                              (0.20)             (0.32)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $10.87             $10.67
================================================================================
  TOTAL RETURN(3)                                   3.75%              1.51%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            0.74%(4)           0.74%(4)
----------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets                     3.64%(4)           3.52%(4)
----------------------------------------
Portfolio Turnover Rate                               27%             79%(5)
----------------------------------------
Net Assets, End of Period (in thousands)             $337                $25
--------------------------------------------------------------------------------

(1) Six months ended November 30, 2006 (unaudited).

(2) July 29, 2005 (commencement of sale) through May 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended May 31, 2006.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  April 3, 2007

                                REORGANIZATION OF

                AMERICAN CENTURY ARIZONA MUNICIPAL BOND FUND AND
                  AMERICAN CENTURY FLORIDA MUNICIPAL BOND FUND
               EACH, A SERIES OF AMERICAN CENTURY MUNICIPAL TRUST

                    IN EXCHANGE FOR INVESTOR CLASS SHARES OF

                       AMERICAN CENTURY TAX-FREE BOND FUND
                  A SERIES OF AMERICAN CENTURY MUNICIPAL TRUST

                                     AND THE

RECLASSIFICATION  OF ADVISOR  CLASS  SHARES OF THE  FOLLOWING  FUNDS AS INVESTOR
CLASS SHARES OF THE SAME FUNDS:

                       AMERICAN CENTURY TAX-FREE BOND FUND
                  A SERIES OF AMERICAN CENTURY MUNICIPAL TRUST

                                       AND

                         AMERICAN CENTURY UTILITIES FUND
          A SERIES OF AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                      Each fund has the following address:

                                4500 Main Street
                           Kansas City, Missouri 64111
                          Telephone No.: 1-877-345-8836

This  Statement  of  Additional  Information  dated  April  3,  2007,  is  not a prospectus. A Proxy Statement and Prospectus dated April 3, 2007, related to the above-referenced  matters may be obtained from American Century Funds, on behalf of the funds listed above, by writing or calling  American  Century Funds at the
address  and  telephone  number  shown  above.   This  Statement  of  Additional
Information  should  be  read in  conjunction  with  such  Proxy  Statement  and
Prospectus.

                                TABLE OF CONTENTS

1.   The  statement  of  additional   information  for  Tax-Free  Bond,  Arizona
     Municipal  Bond and  Florida  Municipal  Bond,  each a series  of  American
     Century Municipal Trust, dated October 1, 2006.

2.   The statement of additional information for Utilities, a series of American
     Century Quantitative Equity Funds, Inc., dated November 30, 2006.

3.   Audited Financial Statements of Tax-Free Bond, a series of American Century
     Municipal Trust, dated May 31, 2006.

4.   Audited  Financial   Statements  of  Arizona  Municipal  Bond  and  Florida
     Municipal Bond, each a series of American Century  Municipal  Trust,  dated
     May 31, 2006.

5.   Audited  Financial  Statements of Utilities,  a series of American  Century
     Quantitative Equity Funds, Inc., dated December 31, 2006.

6.   Unaudited  Financial  Statements  of  Tax-Free  Bond,  a series of American
     Century Municipal Trust, dated November 30, 2006.

7.   Unaudited  Financial  Statements  of  Arizona  Municipal  Bond and  Florida
     Municipal Bond, each a series of American Century  Municipal  Trust,  dated
     November 30, 2006.

8.   Pro Forma Financial  Statements of Arizona Municipal Bond and Tax-Free Bond
     combined.

9.   Pro Forma Financial  Statements of Florida Municipal Bond and Tax-Free Bond
     combined.

10.  Pro Forma Financial Statements of Arizona Municipal Bond, Florida Municipal
     Bond and Tax-Free Bond.

                      INFORMATION INCORPORATED BY REFERENCE

The combined  statement of additional  information  for Tax-Free  Bond,  Arizona
Municipal Bond and Florida  Municipal  Bond,  each a series of American  Century
Municipal  Trust,  dated October 1, 2006, as  supplemented  January 26, 2007, is incorporated by reference to American Century Municipal  Trust's  Post-Effective
Amendment No. 51 to its Registration Statement on Form N-1A (File No. 811-04025)
which  was  filed  with  the  Securities  and  Exchange  Commission  on or about
September 28, 2006.

A  statement  of  additional  information  for  Utilities,  a series of American
Century   Quantitative   Equity  Funds,   Inc.,  dated  November  30,  2006,  is
incorporated by reference to American Century  Quantitative Equity Funds, Inc.'s
Post-Effective Amendment No. 46 to its Registration Statement on Form N-1A (File
No. 811-05447) which was filed with the Securities and Exchange Commission on or about November 29, 2006.

Audited  Financial  Statements  of Tax-Free  Bond, a series of American  Century
Municipal Trust, dated May 31, 2006, are incorporated by reference to the fund's
Annual Report to shareholders,  which was filed with the Securities and Exchange
Commission  pursuant to Section 30(b) of the Investment  Company Act of 1940, as
amended, on or about August 4, 2006.

Audited  Financial  Statements of Arizona  Municipal Bond and Florida  Municipal
Bond, each a series of American Century Municipal Trust, dated May 31, 2006, are incorporated by reference to the funds' Annual Report to shareholders, which was filed with the Securities and Exchange  Commission  pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about August 4, 2006.

Audited  Financial  Statements  of  Utilities,  a  series  of  American  Century
Quantitative  Equity Funds,  Inc.,  dated December 31, 2006, are incorporated by reference to the fund's Annual Report to shareholders,  which was filed with the
Securities and Exchange  Commission  pursuant to Section 30(b) of the Investment
Company Act of 1940, as amended, on or about March 9, 2007.

Unaudited  Financial  Statements of Tax-Free Bond, a series of American  Century
Municipal  Trust,  dated November 30, 2006, are incorporated by reference to the fund's  Semiannual  Report to shareholders,  which was filed with the Securities and Exchange  Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about February 1, 2007.

Unaudited  Financial  Statements of Arizona Municipal Bond and Florida Municipal
Bond,  each a series of American  Century  Municipal  Trust,  dated November 30,
2006,  are  incorporated  by  reference  to  the  fund's  Semiannual  Report  to shareholders,  which was  filed  with the  Securities  and  Exchange  Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended,  on or about February 1, 2007.

References  to the  above-listed  documents  include  any  supplements  to  such documents in effect as of the date of the related Proxy Statement/Prospectus.

Arizona Municipal ("Fund 1") /  Florida Municipal ("Fund 2") / Tax-Free Bond ("Fund 3")
PROFORMA COMBINED SCHEDULE OF INVESTMENTS                                                                          November 30, 2006
(Unaudited)

  FUND 1      FUND 2      FUND 3      COMBINED                                                         FUND 1     FUND 2       FUND 3      COMBINED
  PRINCIPAL   PRINCIPAL   PRINCIPAL   PRINCIPAL                                                        MARKET     MARKET       MARKET      MARKET
  AMOUNT      AMOUNT      AMOUNT      AMOUNT     SECURITY DESCRIPTION            RATE    MAT. DATE     VALUE      VALUE        VALUE       VALUE
----------------------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES - 98.8%

  ALABAMA - 0.8%

      -          -       $ 865,000   $ 865,000   Alabama Water Pollution Control  5.75%   8/15/2018       -          -       $  931,891   $  931,891
                                                 Auth. GO (Ambac)(1)

      -          -         190,000     190,000   East Central Industrial          5.25%    9/1/2008       -          -          195,611      195,611
                                                 Development Auth. Rev.,
                                                 Prerefunded at 100% of Par
                                                 (Ambac)(2)

      -          -         810,000     810,000   East Central Industrial          5.25%    9/1/2013       -          -          832,874      832,874
                                                 Development Auth. Rev. (Ambac)

      -          -       1,035,000   1,035,000   Helena Utilities Board Rev.      5.75%    4/1/2020       -          -        1,148,260    1,148,260
                                                 (MBIA)

      -          -         790,000     790,000   Helena Utilities Board Rev.      5.75%    4/1/2022       -          -          873,819      873,819
                                                  (MBIA)

      -          -         840,000     840,000   Helena Utilities Board Rev.,     5.75%    4/1/2012       -          -          936,247      936,247
                                                 Prerefunded at 101% of Par
                                                 (MBIA)(2)

      -          -         645,000     645,000   Helena Utilities Board Rev.,     5.75%    4/1/2012       -          -          718,904      718,904
                                                 Prerefunded at 101% of Par
                                                 (MBIA)(2)
                                                                                                   -------------------------------------------------
                                                                                                          -          -        5,637,606    5,637,606
                                                                                                   =================================================

  ALASKA - 0.2%

      -          -       1,125,000   1,125,000   Borough of Aleutians East Rev.,  5.00%    6/1/2020       -          -        1,180,980    1,180,980
                                                 (Aleutian Pribilof Islands Inc.)                  =================================================
                                                 (ACA)
  ARIZONA - 11.5%

 $1,000,000      -        935,000    1,935,000   Arizona Board of Regents COP,    5.00%    6/1/2018  $1,095,890      -        1,024,657    2,120,547
                                                 Series 2006 A, (University of
                                                 Arizona) (Ambac)

      -          -       1,275,000   1,275,000   Arizona Health Facilities Auth.  4.00%    4/1/2012       -          -        1,279,080    1,279,080
                                                 Rev., (Blood Systems
                                                 Incorporated)

      -          -       1,175,000   1,175,000   Arizona Health Facilities Auth.  4.50%    4/1/2016       -          -        1,203,717    1,203,717
                                                 Rev., (Blood Systems
                                                 Incorporated)

  1,000,000      -           -       1,000,000   Arizona Health Facilities Auth.  5.00%    4/1/2021   1,044,230      -             -       1,044,230
                                                 Rev., (Blood Systems
                                                 Incorporated)

  1,750,000      -           -       1,750,000   Arizona School Facilities Board  5.50%    7/1/2011   1,894,358      -             -       1,894,358
                                                 Rev., (State School Improvement),
                                                 Prerefunded at 100% of Par(2)

  1,000,000     -            -       1,000,000   Arizona Student Loan Acquisition 5.65%    5/1/2014   1,067,860      -             -       1,067,860
                                                 Auth. Rev., Series 1999 A1,
                                                 (Guaranteed Student Loans)

      -         -        1,000,000   1,000,000   Arizona Tourism & Sports Auth.   5.00%    7/1/2011       -          -        1,039,150    1,039,150
                                                 Rev., (Baseball Training
                                                 Facilities)

      -         -        1,000,000   1,000,000   Arizona Tourism & Sports Auth.   5.00%    7/1/2012       -          -        1,044,240    1,044,240
                                                 Rev., (Baseball Training
                                                 Facilities)

      -         -        2,000,000   2,000,000   Arizona Tourism & Sports Auth.   5.25%    7/1/2017       -          -        2,181,500    2,181,500
                                                 Rev., Series 2003 A,
                                                 (Multipurpose Stadium Facility)
                                                 (MBIA)

  1,880,000     -            -       1,880,000   Arizona Tourism & Sports Auth.   5.00%    7/1/2013   1,970,654      -             -       1,970,654
                                                 Tax Rev., (Baseball Training
                                                 Facilities)(1)

      -         -        2,130,000    2,130,000  Energy Management Services LLC   4.50%    7/1/2012       -          -        2,236,607    2,236,607
                                                 Rev., (Arizona State University -
                                                 Main Campus) (MBIA)

  1,910,000     -            -        1,910,000  Energy Management Services LLC   4.50%    7/1/2011   1,991,462      -             -       1,991,462
                                                 Rev., (Arizona State University -
                                                 Main Campus) (MBIA)(1)

     -          -          340,000      340,000  Gilbert Water Resource Municipal  4.25%   4/1/2011       -          -          338,983      338,983
                                                 Property Corp. Rev.

  1,000,000     -        3,000,000    4,000,000  Gilbert Water Resource Municipal  4.90%   4/1/2019   1,018,340      -        3,055,020    4,073,360
                                                 Property Corp. Rev., (Development
                                                 Fee & Sub-Lien)

   540,000      -            -          540,000  Glendale Industrial Development  5.375%  5/15/2028     555,077      -             -         555,077
                                                 Auth. Rev., Series 1998 A,
                                                 (Midwestern University)

   460,000      -            -          460,000  Glendale Industrial Development  5.375%  5/15/2008     476,555      -             -         476,555
                                                 Auth. Rev., Series 1998 A,
                                                 (Midwestern University),
                                                 Prerefunded at 101% of Par(2)

   500,000      -            -          500,000  Glendale Industrial Development   5.75%  5/15/2021     540,120      -             -         540,120
                                                 Auth. Rev., Series 2001 A,
                                                 (Midwestern University)

 1,740,000      -            -        1,740,000  Greater Arizona Development Auth. 5.00%   8/1/2023   1,873,580      -             -       1,873,580
                                                 Rev., Series 2005 A (MBIA)(1)

     -          -        1,155,000    1,155,000  Maricopa County Gilbert Unified   5.75%   7/1/2011       -          -        1,264,956    1,264,956
                                                 School District No. 41 GO  (FSA)

 1,040,000      -            -        1,040,000  Maricopa County Kyrene Elementary 4.30%   7/1/2007   1,018,774      -             -       1,018,774
                                                 School District No. 28 GO, Series
                                                 2001 B (MBIA)(4)

 1,615,000      -            -        1,615,000  Maricopa County Litchfield        4.55%   7/1/2007   1,623,915      -             -       1,623,915
                                                 Elementary School District No. 79
                                                 GO, Series 2000 A, (Projects of
                                                 1998) (FSA)

 1,000,000      -            -        1,000,000  Maricopa County Peoria Unified    5.00%   7/1/2024   1,085,990      -             -       1,085,990
                                                 School District No. 11 GO,
                                                 (School Improvement) (MBIA)

 1,000,000      -            -        1,000,000  Maricopa County Phoenix           5.50%   7/1/2007   1,021,240      -             -       1,021,240
                                                 Elementary School District No. 1
                                                 GO, Prerefunded at 101% of Par
                                                 (MBIA)(2)

 1,445,000      -            -        1,445,000  Maricopa County Phoenix Union     4.75%   7/1/2011   1,521,816      -             -       1,521,816
                                                 High School District No. 210 GO
                                                 (FSA)

     -          -        2,415,000    2,415,000  Maricopa County Saddle Mountain   5.25%   7/1/2011       -          -        2,540,773    2,540,773
                                                 Unified School District No. 90
                                                 GO, Series 2003 A

     -          -        2,000,000    2,000,000  Maricopa County Saddle Mountain   5.25%   7/1/2012       -          -        2,119,360    2,119,360
                                                 Unified School District No. 90
                                                 GO, Series 2003 A

 1,955,000      -            -        1,955,000  Maricopa County Saddle Mountain   5.00%   7/1/2010   2,021,293      -             -       2,021,293
                                                 Unified School District No. 90
                                                 GO, Series 2003 A(1)

 1,000,000      -            -        1,000,000  Maricopa County Scottsdale        6.60%   7/1/2012   1,154,100      -             -       1,154,100
                                                 Elementary School District No.
                                                 48 GO

 1,000,000      -            -        1,000,000  Maricopa County Scottsdale        4.00%   7/1/2016   1,025,220      -             -       1,025,220
                                                 Unified School District No. 48
                                                 GO, Series 2006 B (FSA)

 1,265,000      -            -        1,265,000  Mohave County Community College   5.75%   3/1/2014   1,348,427      -             -       1,348,427
                                                 District COP (Ambac)

 1,150,000      -        1,000,000    2,150,000  Mohave County Community College   6.00%   3/1/2020   1,233,387      -        1,072,510    2,305,897
                                                 District Rev., (State Board of
                                                 Directors) (MBIA)

     -          -        2,155,000    2,155,000  Mohave County Industrial          5.00%   4/1/2014       -          -        2,334,878    2,334,878
                                                 Development Auth. GO, Series 2004
                                                 A, (Mohave Prison) (XLCA)

 1,815,000      -            -        1,815,000  Navajo County Unified School      5.00%   7/1/2017   2,014,177      -             -       2,014,177
                                                 District No. 20 Rev., Series 2006
                                                 A (MBIA)(1)

 1,000,000      -            -        1,000,000  Phoenix Civic Improvement Corp.   5.00%   7/1/2021   1,083,750      -             -       1,083,750
                                                 Rev., (Junior Lien) (MBIA)

 1,000,000      -            -        1,000,000  Phoenix Civic Improvement Corp.   5.50%    7/1/2019  1,092,960      -             -       1,092,960
                                                 Water System Rev., (Junior Lien)
                                                 (FGIC)

 1,000,000      -            -        1,000,000  Phoenix Civic Improvement Corp.   6.25%    7/1/2010  1,099,830      -             -       1,099,830
                                                 Water System Rev., (Junior Lien),
                                                 Prerefunded at 101% of Par
                                                 (FGIC)(2)

 1,070,000      -            -        1,070,000  Phoenix GO, Series 1995 A         6.25%    7/1/2017  1,309,787      -             -       1,309,787

   240,000      -            -          240,000  Phoenix Industrial Development    6.60%   12/1/2029    246,053      -             -         246,053
                                                 Auth. Single Family Mortgage
                                                 Rev., Series 1998 A
                                                 (GNMA/FNMA/FHLMC)

    -          -         1,200,000    1,200,000  Pima County Indian                4.60%   7/1/2013       -          -        1,263,612    1,263,612
                                                 Oasis-Baboquivari Unified School
                                                 District No. 40 GO, Series 2002
                                                 A (MBIA)

 1,710,000     -             -        1,710,000  Pima County Metropolitan Domestic 5.25%   7/1/2018   1,951,794      -             -       1,951,794
                                                 Water Improvement District Rev.
                                                 (Ambac)(1)

 1,800,000     -             -        1,800,000  Pima County Metropolitan Domestic 5.25%   7/1/2019   2,067,875      -             -       2,067,875
                                                 Water Improvement District Rev.
                                                 (Ambac)(1)

    -          -         2,600,000    2,600,000  Pima County Tucson Unified       4.625%   7/1/2013       -          -        2,745,158    2,745,158
                                                 School District No. 1 GO (FSA)

 1,125,000     -             -        1,125,000  Pima County Unified School        5.50%   7/1/2015   1,204,988      -             -       1,204,988
                                                 District No. 6 Marana GO (FGIC)

    -          -         3,970,000    3,970,000  Pinal County COP                  5.00%  12/1/2025       -          -        4,171,597    4,171,597

 1,000,000     -             -        1,000,000  Pinal County COP                  5.00%  12/1/2026   1,050,780      -             -       1,050,780

   820,000     -             -          820,000  Pinal County COP (Ambac)          4.75%   6/1/2013     864,985      -             -         864,985

 1,100,000     -             -        1,100,000  Pinal County Unified School       5.00%   7/1/2023   1,188,781      -             -       1,188,781
                                                 District No. 43 Apache Junction
                                                 GO, Series 2005 A, (School
                                                 Improvement) (MBIA)

   775,000     -             -          775,000  Pinal County Unified School       5.00%   7/1/2024     842,293      -             -         842,293
                                                 District No. 43 Apache Junction
                                                 GO, Series 2006 B, (School
                                                 Improvement) (FGIC)

    -          -         1,000,000    1,000,000  Queen Creek Improvement District  5.00%   1/1/2016       -          -        1,036,610    1,036,610
                                                 No. 1 Special Tax Rev.

 1,000,000     -             -        1,000,000  Queen Creek Improvement District  5.00%   1/1/2011   1,045,570      -             -       1,045,570
                                                 No. 1 Special Tax Rev.

 1,600,000     -             -        1,600,000  Scottsdale GO, Prerefunded at     6.25%   7/1/2009   1,707,632      -             -       1,707,632
                                                 100% of Par(2)

 1,000,000     -             -        1,000,000  Sedona COP, Prerefunded at 101%   5.75%   7/1/2009   1,063,890      -             -       1,063,890
                                                 of Par(2)

    -          -         3,085,000    3,085,000  South Tucson Municipal Property   5.50%   6/1/2024       -          -        3,235,733    3,235,733
                                                 Corp. Rev.

 1,645,000     -              -       1,645,000  University of Arizona COP,        5.50%   6/1/2017   1,794,202      -             -       1,794,202
                                                 Series 2002 A (Ambac)

   500,000     -              -         500,000  University of Arizona COP,        5.00%   6/1/2024     537,045      -             -         537,045
                                                 Series 2005 B (Ambac)

   725,000     -              -         725,000  Westpark Community Facility       5.25%  7/15/2031     739,500      -             -         739,500
                                                 District GO
                                                                                                     -----------------------------------------------
                                                                                                     49,488,180      -       35,188,141   84,676,321
                                                                                                     ===============================================
  CALIFORNIA - 4.0%

    -          -         7,500,000    7,500,000  California GO(1)                  5.00%   6/1/2026       -          -        7,999,872    7,999,872

    -          -         1,000,000    1,000,000  California Public Works Board     6.20%  10/1/2008       -          -        1,001,930    1,001,930
                                                 Lease COP, Series 1994 A,
                                                 (Various University of California
                                                 Projects)

    -          -         1,000,000    1,000,000  California Statewide Communities  4.70%   6/1/2009       -          -        1,024,540    1,024,540
                                                 Auth. Rev., Series 2002 E,
                                                 (Kaiser Permanente)

    -          -         1,075,000    1,075,000  California Statewide Communities  5.00%  10/1/2012       -          -        1,161,462    1,161,462
                                                 Development Auth. Water & Waste
                                                 Rev., Series 2004 A, (Pooled
                                                 Financing Program) (FSA)

    -          -         2,000,000    2,000,000  California Statewide Communities  5.25%  10/1/2019       -          -        2,197,120    2,197,120
                                                 Development Auth. Water & Waste
                                                 Rev., Series 2004 A, (Pooled
                                                 Financing Program) (FSA)(1)

    -          -         3,000,000    3,000,000  Imperial Irrigation District COP, 5.50%   7/1/2029       -          -        3,247,140    3,247,140
                                                 (Water Systems) (Ambac)

    -          -         2,200,000    2,200,000  Manteca Unified School District   5.25%   8/1/2014       -          -        2,463,494    2,463,494
                                                 GO, Prerefunded at 100% of Par
                                                 (FSA)(2)

    -          -         1,000,000    1,000,000  Plumas Unified School District    5.25%   8/1/2020       -          -        1,149,390    1,149,390
                                                 GO (FSA)

    -          -         2,145,000    2,145,000  San Francisco Uptown Parking      5.50%   7/1/2015       -          -        2,341,246    2,341,246
                                                 Corporation Rev., (Union Square)
                                                 (MBIA)

    -          -         1,000,000    1,000,000  San Francisco Uptown Parking      6.00%   7/1/2020       -          -        1,114,190    1,114,190
                                                 Corporation Rev., (Union Square)
                                                 (MBIA)

    -          -         2,000,000    2,000,000  San Francisco Uptown Parking      6.00%   7/1/2031       -          -        2,210,020    2,210,020
                                                 Corporation Rev., (Union Square)
                                                 (MBIA)

    -          -         1,575,000    1,575,000  San Marcos Public Facilities      5.00%   8/1/2020       -          -        1,723,334    1,723,334
                                                 Auth. Tax Allocation Rev., Series
                                                 2006 A (Project Area No. 3)
                                                 (Ambac)

    -          -         2,055,000    2,055,000  Westlands Water District COP,     5.00%   9/1/2024      -           -        2,197,370    2,197,370
                                                 Series 2005 A (MBIA)
                                                                                                     -----------------------------------------------
                                                                                                         -           -       29,831,108   29,831,108
                                                                                                     ===============================================
  COLORADO - 2.4%

    -          -         1,100,000    1,100,000  Arapahoe County Water &           5.75%  12/1/2017      -           -        1,225,081    1,225,081
                                                 Wastewater Public Improvement
                                                 District GO, Series 2002 B (MBIA)

    -          -           530,000      530,000  Colorado Educational & Cultural   4.50%  11/1/2009      -           -          531,489      531,489
                                                 Facilities Auth. Rev.,
                                                 (University Facilities-Northwest
                                                 Nazarene)

    -          -           900,000      900,000  Colorado Educational & Cultural   4.75%  11/1/2010      -           -          912,330      912,330
                                                 Facilities Auth. Rev.,
                                                 (University Facilities-Northwest
                                                 Nazarene)

    -          -           800,000      800,000  Colorado Educational & Cultural   4.60%  11/1/2016      -           -          799,656      799,656
                                                 Facilities Auth. Rev.,
                                                 (University Facilities-Northwest
                                                 Nazarene)

    -          -         1,000,000    1,000,000  Colorado Health Facilities Auth.  5.25%   6/1/2020      -           -        1,075,890    1,075,890
                                                 Rev., (The Evangelical Lutheran
                                                 Good Samaritan Society)

    -          -         1,300,000    1,300,000  Colorado Health Facilities Auth.  5.25%   6/1/2021      -           -        1,396,564    1,396,564
                                                 Rev., (The Evangelical Lutheran
                                                 Good Samaritan Society)

    -          -           500,000      500,000  Colorado Health Facilities Auth.  4.00%  1/15/2007      -           -          500,055      500,055
                                                 Rev., (Vail Valley Medical
                                                 Center)

    -          -           335,000      335,000  Colorado Health Facilities Auth.  4.50%  1/15/2009      -           -          338,980      338,980
                                                 Rev., (Vail Valley Medical
                                                 Center)

    -          -            50,000       50,000  Colorado Water Resources & Power  6.25%   9/1/2016      -           -           54,738       54,738
                                                 Development Auth. Rev., Series
                                                 2000 A

    -          -           450,000      450,000  Colorado Water Resources & Power  6.25%   9/1/2010      -           -          492,890      492,890
                                                 Development Auth. Rev., Series
                                                 2000 A, Prerefunded at 100% of
                                                 Par(2)

    -          -         1,430,000    1,430,000  Denver West Metropolitan          5.25%  12/1/2024      -           -        1,485,026    1,485,026
                                                 District GO

    -          -         1,000,000    1,000,000  Douglas & Elbert Counties School  5.75% 12/15/2012      -           -        1,118,960    1,118,960
                                                 District No. Re-1 GO,  Series
                                                 2002 B, Prerefunded at 100% of
                                                 Par (FSA/State Aid
                                                 Withholding)(2)

    -          -         1,100,000    1,100,000  Eagle Bend Metropolitan District  5.25%  12/1/2023      -           -        1,176,670    1,176,670
                                                 No. 2 GO (RADIAN)

    -          -         1,020,000    1,020,000  El Paso County School District    4.25% 12/15/2013      -           -        1,051,069    1,051,069
                                                 No 8 & Fountain-Fort Carson
                                                 School District Finance Corp.
                                                 COP (Ambac)

    -          -         5,000,000    5,000,000  University of Colorado Regents    6.00%  12/1/2022      -           -        5,453,500    5,453,500
                                                 COP (MBIA-IBC)(1)                                   -----------------------------------------------
                                                                                                         -           -       17,612,898   17,612,898
                                                                                                     ===============================================

  CONNECTICUT - 1.7%

    -          -         2,150,000    2,150,000  City of Bridgeport GO, Series     5.25%  8/15/2014      -           -        2,396,003    2,396,003
                                                 2004 A, Prerefunded at 100% of
                                                 Par (MBIA)(1)(2)

    -          -         5,000,000    5,000,000  Connecticut GO, Series 2006 C     5.00%   6/1/2014      -           -        5,469,400    5,469,400

    -          -         2,595,000    2,595,000  Connecticut GO, Series 2006 D     5.00%   1/1/2015      -           -        2,867,501    2,867,501

    -          -         2,000,000    2,000,000  Connecticut GO, Series 2006 D     5.00%  11/1/2026      -           -        2,183,780    2,183,780
                                                                                                     -----------------------------------------------
                                                                                                         -           -       12,916,684   12,916,684
                                                                                                     ===============================================
  DISTRICT OF COLUMBIA - 0.4%

    -          -         1,385,000    1,385,000  District of Columbia GO, Series   5.50%   6/1/2009      -           -        1,449,638    1,449,638
                                                 1999 B (FSA)

    -          -         1,155,000    1,155,000  District of Columbia Rev.,        5.20%   7/1/2012      -           -        1,210,151    1,210,151
                                                 (Gonzaga College High School)                       -----------------------------------------------
                                                 (FSA)                                                   -           -        2,659,789    2,659,789
                                                                                                     ===============================================

  FLORIDA - 5.2%

    -      $1,110,000         -       1,110,000  Broward County Airport Systems    5.25%  10/1/2012      -      $1,146,386         -       1,146,386
                                                 Rev., (Passenger Facility),
                                                 (Conventional Lien H-1) (Ambac)

    -         400,000         -         400,000  Broward County Educational        5.00%   4/1/2014      -         422,848         -         422,848
                                                 Facilities Auth. Rev., Series
                                                 2004 B, (Nova Southeastern)

    -         500,000         -         500,000  Broward County Educational        5.50%   4/1/2015      -         542,285         -         542,285
                                                 Facilities Auth. Rev., Series
                                                 2004 B, (Nova Southeastern)

    -         525,000         -         525,000  Broward County Educational        5.50%   4/1/2016      -         568,192         -         568,192
                                                 Facilities Auth. Rev., Series
                                                 2004 B, (Nova Southeastern)

    -         500,000         -         500,000  Broward County School Board COP, 5.375%   7/1/2011      -         538,620         -         538,620
                                                 Series 2002 B, Prerefunded at
                                                 100% of Par (FSA)(2)

    -       1,000,000         -       1,000,000  Callaway/Bay County Wastewater    5.00%   9/1/2023      -       1,069,820         -       1,069,820
                                                 System Rev. (MBIA)

    -       1,475,000         -       1,475,000  Collier County School Board COP   5.50%  2/15/2012      -       1,605,833         -       1,605,833
                                                 (FSA)(1)

    -       1,150,000         -       1,150,000  Duval County School Board COP     5.75%   7/1/2016      -       1,209,478         -       1,209,478
                                                 (FSA)

    -         100,000         -         100,000  Escambia County Housing Finance   4.85%   4/1/2007      -         100,301         -         100,301
                                                 Auth. Single Family Mortgage
                                                 Rev., Series 1998 A,
                                                 (Multi-County Program) (GNMA/FNMA)

    -         195,000         -         195,000  Florida Housing Finance Corp.     4.60%   1/1/2021      -         195,930         -         195,930
                                                 Rev., Series 1999-2, (Homeowner
                                                 Mortgage) (FSA)

    -       1,000,000         -       1,000,000  Florida Municipal Loan Council    5.25%  11/1/2021      -       1,085,850         -       1,085,850
                                                 GO, Series 2002 C (MBIA)

    -         350,000         -         350,000  Gainesville Utilities System      5.75%  10/1/2009      -         370,923         -         370,923
                                                 Rev., Series 1996 A

    -         675,000         -         675,000  Greater Orlando Aviation Auth.    5.25%  10/1/2009      -         704,369         -         704,369
                                                 Rev., Series 1999 A (FGIC)

    -          -         1,000,000    1,000,000  Halifax Hospital Medical Center   5.25%   6/1/2016      -           -        1,087,050    1,087,050
                                                 Rev., Series 2006 A

    -          -         3,495,000    3,495,000  Halifax Hospital Medical Center   5.25%   6/1/2017      -           -        3,783,827    3,783,827
                                                 Rev., Series 2006 A

    -       1,000,000         -       1,000,000  Halifax Hospital Medical Center   5.25%   6/1/2015      -       1,081,630         -       1,081,630
                                                 Rev., Series 2006 A

    -       1,000,000         -       1,000,000  Halifax Hospital Medical Center   5.25%   6/1/2018      -       1,081,660         -       1,081,660
                                                 Rev., Series 2006 A

    -          -           500,000      500,000  Highlands County Health           5.00% 11/15/2009      -           -          516,845      516,845
                                                 Facilities Auth. Rev., Series
                                                 2005 B, (Adventist Health)

    -          -           500,000      500,000  Highlands County Health           5.00% 11/15/2010      -           -          522,130      522,130
                                                 Facilities Auth. Rev., Series
                                                 2005 B, (Adventist Health)

    -       1,235,000         -       1,235,000  Indian River County Rev.,         5.25%   4/1/2015      -       1,325,624         -       1,325,624
                                                 (Spring Training Facility)
                                                 (FGIC)(1)

    -         850,000         -         850,000  Lee County Industrial Development 5.50% 11/15/2009      -         878,152         -         878,152
                                                 Health Care Facilities Auth.
                                                 Rev., Series 1999 A, (Shell Point
                                                 Village)

    -       1,000,000         -       1,000,000  Miami Beach Stormwater Rev.       5.75%   9/1/2017      -       1,084,080         -       1,084,080
                                                 (FGIC)

    -       1,910,000         -       1,910,000  Miami Beach Water & Sewer Rev.   5.625%   9/1/2016      -       2,060,527         -       2,060,527
                                                 (Ambac)(1)

    -         650,000         -         650,000  Miami Parking Facilities Rev.     5.25%  10/1/2015      -         724,276         -         724,276
                                                 (MBIA)

    -       1,000,000         -       1,000,000  Miami-Dade County School Board    5.50%  10/1/2011      -       1,086,600         -       1,086,600
                                                 COP, Series 2001 C, Prerefunded
                                                 at 100% of Par (FSA)(2)

    -       1,000,000         -       1,000,000  Miami-Dade County School Board    5.50%  10/1/2011      -       1,086,600         -       1,086,600
                                                 COP, Series 2001 C, Prerefunded
                                                 at 100% of Par (FSA)(2)

    -       1,875,000         -       1,875,000  Orange County School Board COP,   5.50%   8/1/2012      -       2,061,675         -       2,061,675
                                                 Series 2002 A, Prerefunded at
                                                 100% of Par (MBIA)(1)(2)

    -         450,000         -         450,000  Orlando and Orange County         6.50%   7/1/2011      -         505,409         -         505,409
                                                 Expressway Auth. Rev. (FGIC)

    -          -         1,000,000    1,000,000  Orlando Utilities Commission      6.75%  10/1/2017      -          -         1,207,860    1,207,860
                                                 Water & Electric Rev., Series
                                                 1989 D(2)

    -         240,000         -         240,000  Palm Beach County Airport         5.75%  10/1/2014      -         275,388         -         275,388
                                                 Systems Rev. (MBIA)

    -         760,000         -         760,000  Palm Beach County Airport         5.75%  10/1/2014      -         866,210         -         866,210
                                                 Systems Rev. (MBIA)

    -       1,000,000         -       1,000,000  Palm Beach County School Board   5.375%   8/1/2012      -       1,091,050         -       1,091,050
                                                 COP, Series 2002 A, Prerefunded
                                                 at 100% of Par (FSA)(2)

    -       2,000,000         -       2,000,000  Pasco County Solid Waste Disposal 6.00%   4/1/2010      -       2,118,198         -       2,118,198
                                                 & Resource Recovery System Rev.
                                                 (Ambac)(1)

    -         155,000         -         155,000  Pensacola Airport Rev., Series    5.40%  10/1/2007      -         157,193         -         157,193
                                                 1997 B (MBIA)

    -         300,000         -         300,000  Plantation Health Facilities      4.70%  12/1/2007      -         301,626         -         301,626
                                                 Auth. Rev., (Covenant Village
                                                 of Florida Inc.)

    -       1,000,000         -       1,000,000  Sumter County School Board COP    5.50%   1/1/2021      -       1,092,960         -       1,092,960
                                                 (MBIA)

    -       1,000,000         -       1,000,000  Sunrise Utility System Rev.       5.20%  10/1/2022      -       1,134,550         -       1,134,550
                                                 (Ambac)

    -         400,000         -         400,000  Tampa Guaranteed Entitlement      6.00%  10/1/2018      -         459,688         -         459,688
                                                 Rev. (Ambac)

    -       1,000,000         -       1,000,000  Tampa Water & Sewer Rev. (FSA)    6.00%  10/1/2017      -       1,201,750         -       1,201,750

                                                                                                     -----------------------------------------------
                                                                                                         -      31,235,681    7,117,712   38,353,393
                                                                                                     ===============================================
  GEORGIA - 0.3%

    -          -         1,250,000    1,250,000  Fulton County Development Auth.   5.50%   9/1/2018      -          -         1,371,325    1,371,325
                                                 Rev., Series 2001 A,
                                                 (TUFF/Atlanta Housing, LLC
                                                 Project at Georgia State
                                                 University) (Ambac)

    -          -            20,000       20,000  Georgia Municipal Electric Power  6.50%   1/1/2011      -          -            21,640       21,640
                                                 Auth. Rev., Series 1991 V
                                                 (MBIA-IBC)

    -          -           615,000      615,000  Georgia Municipal Electric Power  6.50%   1/1/2012      -          -           670,565      670,565
                                                 Auth. Rev., Series 1991 V
                                                 (MBIA-IBC)

    -          -           110,000      110,000  Georgia Municipal Electric Power  6.50%   1/1/2012      -          -           122,383      122,383
                                                 Auth. Rev., Series 1991 V,
                                                 Prerefunded at 100% of Par
                                                 (MBIA-IBC)(2)

    -          -           255,000      255,000  Georgia Municipal Electric Power  6.50%   1/1/2009      -          -           266,182      266,182
                                                 Auth. Rev., Series 1991 V,                          -----------------------------------------------
                                                 Prerefunded at 100% of Par                              -          -         2,452,095    2,452,095
                                                 (MBIA-IBC)(2)                                       ===============================================

  HAWAII - 0.1%

    -          -           500,000      500,000  Maui County GO, Series 2000 A,    6.50%   3/1/2010      -          -           549,605      549,605
                                                 Prerefunded at 101% of Par                         ================================================
                                                 (FGIC)(2)

  IDAHO - 0.1%

    -          -         1,000,000    1,000,000  Blaine County Hailey School       5.00%  7/30/2010      -          -         1,052,730    1,052,730
                                                 District No. 61 GO (Ambac)                         ================================================

  ILLINOIS - 6.7%

    -          -         2,000,000    2,000,000  Bedford Park GO, Series           5.25% 12/15/2020      -          -         2,200,740    2,200,740
                                                 2004 A (FSA)(1)

    -          -         4,000,000    4,000,000  Chicago O'Hare International      5.00%   1/1/2012      -          -         4,251,320    4,251,320
                                                 Airport Rev., Series 1993 A,
                                                 (Senior Lien) (MBIA-IBC)(1)

    -          -         1,015,000    1,015,000  City of Chicago Rev., Series      5.00%  11/1/2013      -          -         1,101,194    1,101,194
                                                 2006 A (Ambac)

    -          -         3,310,000    3,310,000  City of Chicago Rev., Series      5.00%  11/1/2014      -          -         3,619,121    3,619,121
                                                 2006 A (Ambac)(1)

    -          -         2,000,000    2,000,000  Illinois Dedicated Tax Rev.,      6.25% 12/15/2020      -          -         2,431,320    2,431,320
                                                 (Civic Center) (Ambac)

    -          -           595,000      595,000  Illinois Development Finance      5.00%  5/15/2008      -          -           603,842      603,842
                                                 Auth. Rev., Series 2001 B,
                                                 (Midwestern University)

    -          -           655,000      655,000  Illinois Development Finance      5.125% 5/15/2010      -          -           678,462      678,462
                                                 Auth. Rev., Series 2001 B,
                                                 (Midwestern University)

    -          -           400,000      400,000  Illinois Development Finance      5.75%  5/15/2016      -          -           427,528      427,528
                                                 Auth. Rev., Series 2001 B,
                                                 (Midwestern University)

    -          -         1,775,000    1,775,000  Illinois Finance Auth. Student    5.00%   5/1/2009      -          -         1,811,991    1,811,991
                                                 Housing Rev., Series 2006 B,
                                                 (Educational Advancement Fund,
                                                 Inc.)

    -          -         1,000,000    1,000,000  Illinois Finance Auth. Student    5.00%   5/1/2010      -          -         1,029,540    1,029,540
                                                 Housing Rev., Series 2006 B,
                                                 (Educational Advancement Fund,
                                                 Inc.)

    -          -         2,785,000    2,785,000  Illinois Finance Auth. Student    5.00%   5/1/2011      -          -         2,893,838    2,893,838
                                                 Housing Rev., Series 2006 B,
                                                 (Educational Advancement Fund,
                                                 Inc.)

    -          -         3,535,000    3,535,000  Illinois Finance Auth. Student    5.00%   5/1/2013      -          -         3,724,087    3,724,087
                                                 Housing Rev., Series 2006 B,
                                                 (Educational Advancement Fund,
                                                 Inc.)

    -          -         3,895,000    3,895,000  Illinois Finance Auth. Student    5.00%   5/1/2014      -          -         4,115,885    4,115,885
                                                 Housing Rev., Series 2006 B,
                                                 (Educational Advancement Fund,
                                                 Inc.)

    -          -         4,095,000    4,095,000  Illinois Finance Auth. Student    5.00%   5/1/2015      -          -         4,335,581    4,335,581
                                                 Housing Rev., Series 2006 B,
                                                 (Educational Advancement Fund,
                                                 Inc.)

    -       1,000,000    1,000,000    2,000,000  Illinois Finance Auth. Student    5.25%   5/1/2019      -       1,070,600    1,070,600    2,141,200
                                                 Housing Rev., Series 2006 B,
                                                 (Education Advancement Fund,
                                                 Inc.)

    -          -         1,140,000    1,140,000  Illinois Health Facilities Auth.  6.75%  4/15/2012      -          -         1,257,409    1,257,409
                                                 Rev., Series 1992 C, (Evangelical
                                                 Hospital)(2)

    -          -         1,000,000    1,000,000  Illinois Regional Transportation  7.20%  11/1/2020      -          -         1,262,560    1,262,560
                                                 Auth. Rev., Series 1990 A
                                                 (Ambac)

    -          -           930,000      930,000  Kane County Community Unit        6.20%   1/1/2024      -          -         1,091,522    1,091,522
                                                 School District No. 304 GO (FSA)

    -          -            70,000       70,000  Ogle Lee & De Kalb Counties       6.00%  12/1/2017      -          -            77,747       77,747
                                                 Township High School District
                                                 No. 212 GO (MBIA)

    -          -            75,000       75,000  Ogle Lee & De Kalb Counties       6.00%  12/1/2018      -          -            83,047       83,047
                                                 Township High School District
                                                 No. 212 GO (MBIA)

    -          -         1,035,000    1,035,000  Ogle Lee & De Kalb Counties       6.00%  12/1/2011      -          -         1,151,044    1,151,044
                                                 Township High School District
                                                 No. 212 GO, Prerefunded at 100%
                                                 of Par (MBIA)(2)

    -          -         1,145,000    1,145,000  Ogle Lee & De Kalb Counties       6.00%  12/1/2011      -          -         1,273,377    1,273,377
                                                 Township High School District No.
                                                 212 GO, Prerefunded at 100% of
                                                 Par (MBIA)(2)

    -          -         2,165,000    2,165,000  Southwestern Illinois Develop-   5.125%  8/15/2016      -          -         2,313,021    2,313,021
                                                 ment Auth. Rev., (Anderson
                                                 Hospital)(3)

    -          -         1,000,000    1,000,000  Southwestern Illinois Develop-    5.00%  10/1/2018      -          -         1,098,360    1,098,360
                                                 ment Auth. Rev., (Triad School
                                                 District No. 2) (MBIA/GO of
                                                 District)

    -          -         1,250,000    1,250,000  Town of Cicero GO, Series 2005    5.25%   1/1/2020      -          -         1,370,113    1,370,113
                                                 A (XLCA)

    -          -         1,000,000    1,000,000  Town of Cicero GO, Series 2005    5.25%   1/1/2021      -          -         1,094,640    1,094,640
                                                 A (XLCA)

    -          -         1,000,000    1,000,000  University of Illinois COP,       5.75%  8/15/2008      -          -         1,035,340    1,035,340
                                                 (Utility Infrastructure) (MBIA)

    -          -         1,000,000    1,000,000  University of Illinois COP,       5.00%  3/15/2016      -          -         1,095,690    1,095,690
                                                 Series 2006 A, (Academic                           ------------------------------------------------
                                                 Facilities) (Ambac)                                     -       1,070,600   48,498,919   49,569,519
                                                                                                    ================================================

  INDIANA - 2.3%

    -          -         1,405,000    1,405,000  Hammond Multi-School Building     5.00%  7/15/2014      -          -         1,530,593    1,530,593
                                                 Corp. Rev., (First Mortgage)
                                                 (FGIC/State Aid Withholding)

    -          -         1,520,000    1,520,000  Indiana Bond Bank Rev., Series    5.00%   8/1/2017      -          -         1,675,815    1,675,815
                                                 2006 A (FSA)

    -          -         1,600,000    1,600,000  Indiana Bond Bank Rev., Series    5.00%   8/1/2018      -          -         1,759,376    1,759,376
                                                 2006 A (FSA)

    -          -         1,680,000    1,680,000  Indiana Bond Bank Rev., Series    5.00%   8/1/2019      -          -         1,840,205    1,840,205
                                                 2006 A (FSA)

    -          -         1,075,000    1,075,000  Indiana Health & Educational      5.00%  2/15/2016      -          -         1,155,604    1,155,604
                                                 Facilities Finance Auth. Rev.,
                                                 (Clarian Health Obligation
                                                 Group B)

    -          -         1,900,000    1,900,000  Indiana Health Facilities        5.375%  12/1/2012      -          -         1,962,396    1,962,396
                                                 Financing Auth. Hospital Rev.,
                                                 (Holy Cross Health System Corp.)
                                                 (MBIA)

    -          -           780,000      780,000  Indiana Transportation Finance    7.25%   6/1/2015      -          -           939,588      939,588
                                                 Auth. Rev., Series 1990 A

    -          -           220,000      220,000  Indiana Transportation Finance    7.25%   6/1/2015      -          -           246,455      246,455
                                                 Auth. Rev., Series 1990 A,
                                                 Prerefunded at 100% of Par(2)

    -          -         1,435,000    1,435,000  Indianapolis Local Public         5.00%   7/1/2012      -          -         1,539,181    1,539,181
                                                 Improvement Bond Bank Rev.,
                                                 Series 2002 A (MBIA)

    -          -         1,500,000    1,500,000  Mount Vernon of Hancock County    5.75%  7/15/2011      -          -         1,639,875    1,639,875
                                                 Multi-School Building Corp. Rev.,
                                                 Series 2001 B, (First Mortgage)
                                                 Prerefunded at 100% of Par
                                                 (Ambac)(2)

    -          -         1,650,000    1,650,000  Valparaiso Middle Schools         5.75%  7/15/2011      -          -         1,800,925    1,800,925
                                                 Building Corp. Rev., (First
                                                 Mortgage), Prerefunded at 100%
                                                 of Par (FGIC)(2)

    -          -         1,000,000    1,000,000  Zionsville Community Schools      5.75%  1/15/2012      -          -         1,101,480    1,101,480
                                                 Building Corp. GO, (First                          ------------------------------------------------
                                                 Mortgage) (FGIC/State Aid                               -          -        17,191,493   17,191,493
                                                 Withholding)                                       ================================================

  IOWA - 0.7%

    -       2,000,000         -       2,000,000  Iowa Finance Auth. Health         5.25%   7/1/2014      -       2,097,380         -       2,097,380
                                                 Facilities Development Rev.,
                                                 Series 2006 A, (Care
                                                 Initiatives)(1)

    -          -         1,485,000    1,485,000  Iowa Finance Auth. Rev., Series   5.25%   7/1/2013      -          -         1,554,706    1,554,706
                                                 2006 A, (Development Care
                                                 Initiatives)

    -          -         1,690,000    1,690,000  Iowa Finance Auth. Rev., Series   5.25%   7/1/2016      -          -         1,778,995    1,778,995
                                                 2006 A, (Development Care                          ------------------------------------------------
                                                 Initiatives)                                            -       2,097,380    3,333,701    5,431,081
                                                                                                    ================================================

  KANSAS - 0.4%

    -          -         1,280,000    1,280,000  Wichita Hospital Facilities       5.25% 11/15/2013      -          -         1,359,321    1,359,321
                                                 Rev., Series 2001 III

    -          -         1,195,000    1,195,000  Wichita Hospital Facilities       5.50% 11/15/2016      -          -         1,274,420    1,274,420
                                                 Rev., Series 2001 III                              ------------------------------------------------
                                                                                                         -          -         2,633,741    2,633,741
                                                                                                    ================================================

  LOUISIANA - 0.6%

    -          -         1,740,000    1,740,000  Louisiana Local Government        5.25%   4/1/2023      -          -         1,896,008    1,896,008
                                                 Environmental Facilities &
                                                 Community Development Auth.
                                                 Rev., (Ascension Parish Library)
                                                 (Ambac)

    -          -         1,105,000    1,105,000  Louisiana Public Facilities Auth. 4.00%   7/1/2013      -          -         1,129,708    1,129,708
                                                 Rev., Series 2006 A, (Black &
                                                 Gold Facilities) (CIFG)

    -          -         1,205,000    1,205,000  Louisiana Public Facilities Auth. 5.00%   7/1/2015      -          -         1,317,909    1,317,909
                                                 Rev., Series 2006 A, (Black &                      ------------------------------------------------
                                                 Gold Facilities) (CIFG)                                 -          -         4,343,625    4,343,625
                                                                                                    ================================================

  MASSACHUSETTS - 0.6%

    -          -         2,500,000    2,500,000  Commonwealth of Massachusetts     5.00%   8/1/2014      -          -         2,733,150    2,733,150
                                                 GO, Series 2006 D

    -          -         1,000,000    1,000,000  Massachusetts Development         5.00%   1/1/2023      -          -         1,075,840    1,075,840
                                                 Finance Agency Rev., Series
                                                 2006 A, (Emerson College)

    -          -           885,000      885,000  Massachusetts Health &            6.25%   7/1/2012      -          -           950,136      950,136
                                                 Educational Facilities Auth.                       ------------------------------------------------
                                                 Rev., Series 1992 F (Ambac)                             -          -         4,759,126    4,759,126
                                                                                                    ================================================

  MICHIGAN - 4.4%

    -          -         3,500,000    3,500,000  Detroit GO, Series 2004 A-1       5.25%   4/1/2023      -          -         3,783,675    3,783,675
                                                 (Ambac)

    -          -         1,485,000    1,485,000  Grand Valley State University     5.75%  12/1/2010      -          -         1,607,928    1,607,928
                                                 Rev., Prerefunded at 100% of
                                                 Par (FGIC)(2)

    -          -         1,265,000    1,265,000  Kalamazoo Public Schools GO       4.00%   5/1/2013      -          -         1,296,296    1,296,296
                                                 (FSA)

    -          -         1,250,000    1,250,000  Kalamazoo Public Schools GO       5.00%   5/1/2015      -          -         1,373,050    1,373,050
                                                 (FSA)

    -          -         1,545,000    1,545,000  Kalamazoo Public Schools GO       5.25%   5/1/2016      -          -         1,736,302    1,736,302
                                                 (FSA)

    -          -         5,000,000    5,000,000  Michigan Building Auth. Rev.,     5.25% 10/15/2011      -          -         5,383,000    5,383,000
                                                 Series 2003 I, (Facilities
                                                 Program) (FSA)(1)

    -          -         2,345,000    2,345,000  Michigan Higher Education         5.00%   3/1/2026      -          -         2,458,850    2,458,850
                                                 Facilities Auth. Rev., (Limited
                                                 Obligation - Hillsdale College)

    -          -         1,070,000    1,070,000  Pontiac City School District GO   5.00%   5/1/2013      -          -         1,157,376    1,157,376
                                                 (XLCA)

    -          -         1,110,000    1,110,000  Pontiac City School District GO   5.00%   5/1/2014      -          -         1,210,966    1,210,966
                                                 (XLCA)

    -          -         1,260,000    1,260,000  Pontiac City School District GO   5.00%   5/1/2015      -          -         1,384,034    1,384,034
                                                 (XLCA)

    -          -         1,425,000    1,425,000  Pontiac City School District GO   5.00%   5/1/2016      -          -         1,573,314    1,573,314
                                                 (XLCA)

    -          -         1,595,000    1,595,000  Pontiac City School District GO   5.00%   5/1/2017      -          -         1,755,664    1,755,664
                                                 (XLCA)

    -          -           575,000      575,000  Taylor GO (MBIA)                  5.00%   9/1/2011      -          -           611,783      611,783

    -          -         2,010,000    2,010,000  Wayne Charter County Airport      5.00%  12/1/2011      -          -         2,136,369    2,136,369
                                                 Rev., Series 2002 C (FGIC)

    -          -         2,215,000    2,215,000  Wayne Charter County Airport     5.375%  12/1/2013      -          -         2,422,678    2,422,678
                                                 Rev., Series 2002 C (FGIC)

    -          -         2,335,000    2,335,000  Wayne Charter County Airport     5.375%  12/1/2014      -          -         2,548,676    2,548,676
                                                 Rev., Series 2002 C (FGIC)                         ------------------------------------------------
                                                                                                         -          -        32,439,961   32,439,961
                                                                                                    ================================================

  MINNESOTA - 0.6%

    -          -         1,500,000    1,500,000  Minnesota Higher Education        5.00%  10/1/2012      -          -         1,609,995    1,609,995
                                                 Facilities Auth. Rev., Series
                                                 2005-6G, (Saint John University)

    -          -         3,000,000    3,000,000  St. Paul Housing & Redevelopment  5.25%  5/15/2036      -          -         3,195,060    3,195,060
                                                 Auth. Health Care Facilities                       ------------------------------------------------
                                                 Rev., (Healthpartners Obligated                         -          -         4,805,055    4,805,055
                                                 Group)                                             ================================================

  MISSISSIPPI - 2.3%

    -          -         1,565,000    1,565,000  Mississippi Development Bank      5.00%  11/1/2015      -          -         1,718,088    1,718,088
                                                 Special Obligation Rev., Series
                                                 2006 A, (Biloxi, Mississippi)
                                                 (Ambac)

    -          -         1,645,000    1,645,000  Mississippi Development Bank      5.00%  11/1/2016      -          -         1,813,777    1,813,777
                                                 Special Obligation Rev., Series
                                                 2006 A, (Biloxi, Mississippi)
                                                 (Ambac)

    -          -         1,000,000    1,000,000  Mississippi Development Bank      5.00%   3/1/2017      -          -         1,092,170    1,092,170
                                                 Special Obligation Rev., Series
                                                 2006 A, (Municipal Energy
                                                 Agency Power Supply) (XLCA)

    -          -         7,925,000    7,925,000  State of Mississippi GO,          5.25%  11/1/2012      -          -         8,622,955    8,622,955
                                                 (Capital Improvement),
                                                 Prerefunded at 100%
                                                 of Par (FGIC)(1)(2)

    -          -         1,195,000    1,195,000  University of Southern            5.00%   3/1/2017      -          -         1,310,999    1,310,999
                                                 Mississippi Rev., Series 2006 A
                                                 (FSA)

    -          -         1,940,000    1,940,000  University of Southern            5.00%   3/1/2018      -          -         2,122,127    2,122,127
                                                 Mississippi Rev., Series 2006 A                    ------------------------------------------------
                                                 (FSA)                                                   -          -        16,680,116   16,680,116
                                                                                                    ================================================

  MISSOURI - 2.2%

    -          -         1,145,000    1,145,000  Jackson County Public Building    6.00%  11/1/2008      -          -         1,208,479    1,208,479
                                                 Corp. COP, Series 2000 A,
                                                 Prerefunded at 101% of Par(2)

    -          -         1,425,000    1,425,000  Jackson County Public Building    5.00%  12/1/2015      -          -         1,566,545    1,566,545
                                                 Corp. Rev., Series 2006 A,
                                                 (Capital Improvements) (MBIA)

    -          -         2,775,000    2,775,000  Missouri Development Finance      5.75%   4/1/2022      -          -         2,956,318    2,956,318
                                                 Board COP, Series 2000 A,
                                                 (Midtown Redevelopment) (MBIA)

    -          -         2,650,000    2,650,000  Missouri Health & Educational     5.60%   1/1/2015      -          -         2,823,469    2,823,469
                                                 Facilities Auth. Rev., Series
                                                 1998 A, (Park Lane Medical
                                                 Center) (MBIA)

    -          -         3,145,000    3,145,000  Missouri Joint Municipal Electric 5.00%   1/1/2016      -          -         3,469,438    3,469,438
                                                 Utility Commission Rev., (Plum
                                                 Point) (MBIA)

    -          -         3,030,000    3,030,000  Missouri State Highways & Transit 5.00%   5/1/2013      -          -         3,284,672    3,284,672
                                                 Commission Rev., Series 2006 A

    -          -         1,000,000    1,000,000  St. Louis Municipal Finance Corp. 4.00%  2/15/2017      -          -         1,016,380    1,016,380
                                                 Rev., Series 2006 A, (Carnahan                     ------------------------------------------------
                                                 Courthouse) (Ambac)                                     -          -        16,325,301   16,325,301
                                                                                                    ================================================

  NORTH CAROLINA - 2.0%

    -          -         1,000,000    1,000,000  Charlotte Airport Rev., Series    5.25%   7/1/2024      -          -         1,084,810    1,084,810
                                                 2004 A (MBIA)

    -          -         2,000,000    2,000,000  City of Raleigh Combined          5.00%   3/1/2017      -          -         2,205,660    2,205,660
                                                 Enterprise System Rev., Series
                                                 2006 A

    -          -         1,000,000    1,000,000  North Carolina Medical Care       5.00%  11/1/2034      -          -         1,063,240    1,063,240
                                                 Commission Rev., (Novant Health
                                                 Obligated Group)(3)

    -          -         4,150,000    4,150,000  North Carolina Medical Care       5.50%  10/1/2024      -          -         4,491,960    4,491,960
                                                 Commission Rev., Series 2004 A,
                                                 (Health Care Housing - ARC
                                                 Projects)

    -          -         1,000,000    1,000,000  North Carolina Municipal Power    6.00%   1/1/2010      -          -         1,071,440    1,071,440
                                                 Agency No. 1 Catawba Electric
                                                 Rev. (MBIA)

    -          -         2,000,000    2,000,000  North Carolina Municipal Power    5.50%   1/1/2013      -          -         2,176,900    2,176,900
                                                 Agency No. 1 Catawba Electric
                                                 Rev., Series 2003 A

    -          -         1,560,000    1,560,000  University of North Carolina      5.00%  10/1/2016      -          -         1,729,931    1,729,931
                                                 Rev., Series 2006 A (MBIA)

    -          -         1,000,000    1,000,000  University of North Carolina      5.00%  10/1/2033      -          -         1,081,880    1,081,880
                                                 Rev., Series 2006 A (MBIA)
                                                                                                    ------------------------------------------------
                                                                                                         -          -        14,905,821   14,905,821
                                                                                                    ================================================

  NORTH DAKOTA - 0.2%

    -          -         1,500,000    1,500,000  Grand Forks Health Care System   7.125%  8/15/2024      -          -         1,668,225    1,668,225
                                                 Rev., (Altru Health System                         ================================================
                                                 Obligation Group)

  NEVADA - 1.0%

    -          -         3,295,000    3,295,000  Las Vegas Redevelopment Agency    4.50%  6/15/2010      -          -         3,336,912    3,336,912
                                                 Tax Increment Rev., Series 2003
                                                 A, (Fremont Street)

    -          -         1,550,000    1,550,000  Reno Sales and Room Tax Rev.,     5.50%   6/1/2012      -          -         1,697,048    1,697,048
                                                 (ReTrac-Reno Transportation Rail
                                                 Access Corridor), (Senior Lien),
                                                 Prerefunded at 100% of Par
                                                 (Ambac)(2)

    -          -         1,865,000    1,865,000  Reno Sales and Room Tax Rev.,     5.50%   6/1/2012      -          -         2,041,933    2,041,933
                                                 (ReTrac-Reno Transportation Rail                   ------------------------------------------------
                                                 Access Corridor), (Senior Lien),                        -          -         7,075,893    7,075,893
                                                 Prerefunded at 100% of Par                         ================================================
                                                 (Ambac)(2)

  NEW HAMPSHIRE - 0.9%

    -          -         1,660,000    1,660,000  New Hampshire Health & Education  5.00%  10/1/2011      -          -         1,726,699    1,726,699
                                                 Facilities Auth. Rev., Series
                                                 2004 A, (Kendal at Hanover)

    -          -           680,000      680,000  New Hampshire Health & Education  5.00%  10/1/2012      -          -           711,334      711,334
                                                 Facilities Auth. Rev., Series
                                                 2004 A, (Kendal at Hanover)

    -          -         1,030,000    1,030,000  New Hampshire Health & Education  5.00%  10/1/2013      -          -         1,080,151    1,080,151
                                                 Facilities Auth. Rev., Series
                                                 2004 A, (Kendal at Hanover)

    -          -         3,000,000    3,000,000  New Hampshire Health & Education  5.00%  10/1/2018      -          -         3,115,410    3,115,410
                                                 Facilities Auth. Rev., Series                      ------------------------------------------------
                                                 2004 A, (Kendal at Hanover)                             -          -         6,633,594    6,633,594
                                                                                                    ================================================

  NEW JERSEY - 4.9%

    -          -         5,595,000    5,595,000  New Jersey Transit Corporation    5.00%  10/1/2013      -          -         6,041,033    6,041,033
                                                 COP (FSA)(1)

    -          -         4,235,000    4,235,000  New Jersey Transit Corporation    5.00%  10/1/2012      -          -         4,531,747    4,531,747
                                                 COP (FSA)

    -          -         7,400,000    7,400,000  New Jersey Transportation Trust   5.25% 12/15/2012      -          -         8,068,072    8,068,072
                                                 Fund Auth. Rev., Series 2004 B
                                                 (FGIC)(1)

    -          -        15,000,000   15,000,000  New Jersey Transportation Trust   5.25% 12/15/2020      -          -        17,147,100   17,147,100
                                                 Fund Auth. Rev., Series 2006                       ------------------------------------------------
                                                 A(1)                                                    -          -        35,787,952   35,787,952
                                                                                                    ================================================

  NEW MEXICO - 1.5%

    -          -         2,340,000    2,340,000  City of Clayton Rev., (Jail       5.00%  11/1/2010      -          -         2,448,670    2,448,670
                                                 Project) (CIFG)(1)

    -          -         6,675,000    6,675,000  Los Alamos County Inc. Rev.,      5.00%   7/1/2011      -          -         7,082,575    7,082,575
                                                 Series 2004 A (FSA)(1)

    -          -         1,415,000    1,415,000  San Juan County Gross Receipts    5.75%  9/15/2021      -          -         1,556,684    1,556,684
                                                 Tax Rev., Series 2001 A (Ambac)
                                                                                                    ------------------------------------------------
                                                                                                         -          -        11,087,929   11,087,929
                                                                                                    ================================================

  NEW YORK - 4.4%

    -          -         2,975,000    2,975,000  City of New York GO, Series 2002  5.25%   8/1/2009      -          -         3,105,275    3,105,275
                                                 B (CIFG)

    -          -         2,885,000    2,885,000  City of New York GO, Series 2002  5.25%   8/1/2009      -          -         3,011,334    3,011,334
                                                 C (CIFG)

    -          -         5,000,000    5,000,000  City of New York GO, Series 2003  5.75%   3/1/2013      -          -         5,619,100    5,619,100
                                                 I, Prerefunded at 100% of
                                                 Par(1)(2)

    -          -         5,195,000    5,195,000  City of New York GO, Series 2004  5.00%  11/1/2017      -          -         5,654,810    5,654,810
                                                 D (FSA)(1)

    -          -         4,000,000    4,000,000  City of New York GO, Series 2006  5.00%   6/1/2018      -          -         4,354,880    4,354,880
                                                 J-1(1)

    -          -           710,000      710,000  Monroe County Industrial          4.00%   8/1/2010      -          -           711,051      711,051
                                                 Development Agency Rev.,
                                                 (Highland Hospital Rochester)

    -          -           855,000      855,000  Monroe County Industrial          4.00%   8/1/2009      -          -           855,932      855,932
                                                 Development Agency Rev.,
                                                 (Highland Hospital Rochester)

    -          -           890,000      890,000  Monroe County Industrial          4.00%   8/1/2010      -          -           891,317      891,317
                                                 Development Agency Rev.,
                                                 (Highland Hospital Rochester)

    -          -           920,000      920,000  Monroe County Industrial          5.00%   8/1/2011      -          -           958,980      958,980
                                                 Development Agency Rev.,
                                                 (Highland Hospital Rochester)

    -          -         2,000,000    2,000,000  New York City Transitional        5.00%  11/1/2010      -          -         2,111,040    2,111,040
                                                 Finance Auth. Rev., Series 2005 A1

    -          -         1,440,000    1,440,000  New York Dormitory Auth. Rev.,    7.50%  5/15/2013      -          -         1,757,319    1,757,319
                                                 Series 1990 A, (UNIC Educational
                                                 Facilities) (MBIA-IBC)

    -          -         1,000,000    1,000,000  New York Dormitory Auth. Rev.,    5.00%  3/15/2012      -          -         1,071,580    1,071,580
                                                 Series 2005 F (FSA)

    -          -         1,125,000    1,125,000  New York Dormitory Auth. Rev.,    5.00%   7/1/2015      -          -         1,229,546    1,229,546
                                                 Series 2006 A, (Department of
                                                 Education)

    -          -         1,000,000    1,000,000  Niagara Falls Bridge Commission   5.25%  10/1/2015      -          -         1,084,470    1,084,470
                                                 Toll Rev., Series 1993 B (FGIC)
                                                                                                    ------------------------------------------------
                                                                                                         -          -        32,416,634   32,416,634
                                                                                                    ================================================
  OHIO - 1.6%

    -          -         1,000,000    1,000,000  Cincinnati City School District   4.25% 12/15/2019      -          -         1,020,080    1,020,080
                                                 COP (FSA)

    -          -           500,000      500,000  Erie County Hospital Facilities   4.50%  8/15/2007      -          -           502,170      502,170
                                                 Rev., Series 2002 A, (Firelands
                                                 Regional Medical Center)

    -          -         1,150,000    1,150,000  Mad River Local School District   5.75%  12/1/2012      -          -         1,286,034    1,286,034
                                                 GO, (Classroom Facilities),
                                                 Prerefunded at 100% of Par
                                                 (FGIC)(2)

    -          -         1,700,000    1,700,000  Milford Exempt Village School     6.00%  12/1/2011      -          -         1,890,604    1,890,604
                                                 District GO, (School Improvement)
                                                 (FSA)

    -          -         1,005,000    1,005,000  Ohio GO, Series 2005 A,           5.00%   9/1/2011      -          -         1,070,204    1,070,204
                                                 (Infrastructure Improvement)

    -          -         1,365,000    1,365,000  Ohio GO, Series 2005 A,           5.00%   9/1/2012      -          -         1,468,931    1,468,931
                                                 (Infrastructure Improvement)

    -          -           750,000      750,000  Ohio Higher Educational Facility  6.50%  10/1/2020      -          -           933,435      933,435
                                                 Commission Rev., Series 1990 B,
                                                 (Case Western Reserve University)

    -          -         1,505,000    1,505,000  Summit County GO, Prerefunded at  5.75%  12/1/2012      -          -         1,691,740    1,691,740
                                                 101% of Par (FGIC)(2)

    -          -         1,550,000    1,550,000  Tri Valley Local School District  5.75%  12/1/2021      -          -         1,711,355    1,711,355
                                                 GO (FGIC)                                          ------------------------------------------------
                                                                                                         -          -        11,574,553   11,574,553
                                                                                                    ================================================

  OKLAHOMA - 3.0%

    -          -         1,000,000    1,000,000  Comanche County Hospital Auth.    5.00%   7/1/2011      -          -         1,051,970    1,051,970
                                                 Rev. (RADIAN)

    -          -         1,525,000    1,525,000  Comanche County Hospital Auth.    5.00%   7/1/2012      -          -         1,618,254    1,618,254
                                                 Rev. (RADIAN)

    -          -         1,730,000    1,730,000  Durant Community Facilities       5.75%  11/1/2024      -          -         1,964,484    1,964,484
                                                 Auth. GO (XLCA)

    -          -         1,135,000    1,135,000  McClain County Economic           5.00%   9/1/2010      -          -         1,174,521    1,174,521
                                                 Development Auth. Rev,
                                                 (Newcastle Public Schools)

    -          -           750,000      750,000  McClain County Economic           5.00%   9/1/2011      -          -           782,453      782,453
                                                 Development Auth. Rev,
                                                 (Newcastle Public Schools)

    -          -           500,000      500,000  McClain County Economic           5.00%   9/1/2012      -          -           525,515      525,515
                                                 Development Auth. Rev,
                                                 (Newcastle Public Schools)

    -          -         1,640,000    1,640,000  McClain County Economic           5.00%   9/1/2013      -            -       1,731,446    1,731,446
                                                 Development Auth. Rev,
                                                 (Newcastle Public Schools)

    -          -         1,300,000    1,300,000  Oklahoma County Finance Auth.     4.00%   9/1/2010      -            -       1,320,098    1,320,098
                                                 Rev., (Western Heights Public
                                                 Schools) (Assured Guaranty)

    -          -         1,730,000    1,730,000  Pottawatomie County Facilities    5.00%   9/1/2014      -            -       1,818,195    1,818,195
                                                 Auth. Rev., (Shawnee Public
                                                 Schools)

    -          -         1,710,000    1,710,000  Pottawatomie County Facilities    5.00%   9/1/2015      -            -       1,793,585    1,793,585
                                                 Auth. Rev., (Shawnee Public
                                                 Schools)

    -       1,000,000    1,130,000    2,130,000  Pottawatomie County Facilities    5.00%   9/1/2016      -       1,047,470    1,183,641    2,231,111
                                                 Auth. Rev., (Shawnee Public
                                                 Schools)

    -          -         1,000,000    1,000,000  Tulsa County Industrial Auth.     4.00%   9/1/2009      -            -       1,010,560    1,010,560
                                                 Rev., (Owasso Public Schools)
                                                 (Assured Guaranty)

    -          -         5,225,000    5,225,000  Tulsa County Industrial Auth.     5.00%  5/15/2010      -            -       5,474,285    5,474,285
                                                 Rev., Series 2005 C (FSA)(1)                       ------------------------------------------------
                                                                                                         -       1,047,470   21,449,007   22,496,477
                                                                                                    ================================================

  OREGON - 1.5%

    -          -         1,000,000    1,000,000  City of Eugene GO, (Public        4.00%   6/1/2014      -            -       1,029,210    1,029,210
                                                 Safety Park & Open Space) (Ambac)

    -          -         2,015,000    2,015,000  Clackamas County School Distrist  5.50%  6/15/2010      -            -       2,147,143    2,147,143
                                                 No. 62 GO (School Bond
                                                 Guarantee)(1)

    -          -         2,000,000    2,000,000  Cow Creek Band of Umpqua Tribe   5.625%  10/1/2026      -            -       2,055,040    2,055,040
                                                 of Indians Rev., Series 2006 C

    -          -           400,000      400,000  Oregon State Facilities Auth.     5.00%  10/1/2013      -            -         424,436      424,436
                                                 Rev., Series 2005 A, (Linfield
                                                 College)

    -          -           925,000      925,000  Oregon State Facilities Auth.     5.00%  10/1/2014      -            -         983,451      983,451
                                                 Rev., Series 2005 A, (Linfield
                                                 College)

    -          -         4,750,000    4,750,000  Tri-County Metropolitan           4.00%   5/1/2014      -            -       4,788,950    4,788,950
                                                 Transportation District Rev.,                      ------------------------------------------------
                                                 (Payroll Tax & Grant Receipt)                           -            -      11,428,230   11,428,230
                                                 (MBIA)(1)                                          ================================================

  PENNSYLVANIA - 4.6%

    -          -         2,250,000    2,250,000  Allegheny County Industrial       4.75%   9/1/2014      -            -       2,304,540    2,304,540
                                                 Development Auth. Rev.,
                                                 (Residential Resource Inc.)

    -          -         1,150,000    1,150,000  Central Dauphin School District   7.00%   2/1/2027      -            -       1,443,250    1,443,250
                                                 GO (MBIA)

    -          -        15,805,000   15,805,000  City of Pittsburgh GO, Series     5.25%   9/1/2016      -            -      17,769,561   17,769,561
                                                 2006 B (FSA)(1)

    -          -         2,580,000    2,580,000  East Stroudsburg Area School      7.75%   9/1/2028      -            -       3,402,607    3,402,607
                                                 District GO (FSA/State Aid
                                                 Withholding)(3)

    -          -         1,000,000    1,000,000  Oxford Area School District GO,   5.50%  2/15/2012      -            -       1,093,170    1,093,170
                                                 Series 2001 A, Prerefunded at
                                                 100% of Par (FGIC/State Aid
                                                 Withholding)(2)

    -          -         2,975,000    2,975,000  Philadelphia School District GO,  5.25%   2/1/2011      -            -       3,167,483    3,167,483
                                                 Series 2002 A (FSA/State Aid
                                                 Withholding)

    -          -         4,380,000    4,380,000  Philadelphia School District GO,  5.50%   2/1/2012      -            -       4,785,325    4,785,325
                                                 Series 2002 A, Prerefunded at                      ------------------------------------------------
                                                 100% of Par (FSA/State Aid                              -            -      33,965,936   33,965,936
                                                 Withholding)(1)(2)                                 ================================================

  PUERTO RICO - 2.7%

 1,000,000     -              -       1,000,000  Government Development Bank of    4.00%  1/24/2007     999,750       -            -         999,750
                                                 Puerto Rico Rev.

 1,000,000  1,000,000         -       2,000,000  Government Development Bank of    5.00%  12/1/2016   1,090,130  1,090,130         -       2,180,260
                                                 Puerto Rico Rev., Series 2006 B

    -          -         3,000,000    3,000,000  Puerto Rico GO, Series 2006 A     5.25%   7/1/2026      -            -       3,279,810    3,279,810

 1,000,000  1,000,000    3,000,000    5,000,000  Puerto Rico GO, Series 2006 B     5.25%   7/1/2017   1,104,130  1,104,130    3,312,390    5,520,650

 1,500,000     -              -       1,500,000  Puerto Rico GO, Series 2006 B     5.25%   7/1/2022   1,646,145       -            -       1,646,145

    -          -         2,000,000    2,000,000  Puerto Rico Infrastructure        5.00%   7/1/2013      -            -       2,138,020    2,138,020
                                                 Financing Auth. Special Tax
                                                 Rev., Series 2006 B

    -          -         3,700,000    3,700,000  Puerto Rico Municipal Finance     5.00%   8/1/2011      -            -       3,891,882    3,891,882
                                                 Agency GO, Series 2005 A                           ------------------------------------------------
                                                                                                      4,840,155  2,194,260   12,622,102   19,656,517
                                                                                                    ================================================
  RHODE ISLAND - 0.5%

    -          -         1,000,000    1,000,000  Cranston GO, Prerefunded at      6.375% 11/15/2009      -            -       1,088,840    1,088,840
                                                 101% of Par (FGIC)(2)

    -          -         2,000,000    2,000,000  Rhode Island Depositors Economic  6.25%   8/1/2016      -            -       2,414,000    2,414,000
                                                 Protection Corp. Special
                                                 Obligation Rev., Series 1993 A                     ------------------------------------------------
                                                 (MBIA)(2)                                               -            -       3,502,840    3,502,840
                                                                                                    ================================================

  SOUTH CAROLINA - 4.2%

    -          -         5,455,000    5,455,000  Charleston Educational Excellence 5.00%  12/1/2019      -            -       5,903,892    5,903,892
                                                 Finance Corp. Rev., (Charleston
                                                 County School District)(1)

    -          -         1,700,000    1,700,000  Florence Water & Sewer Rev.       7.50%   3/1/2018      -            -       1,919,878    1,919,878
                                                 (Ambac)

    -          -         1,060,000    1,060,000  Kershaw County Rev., (School      5.00%  12/1/2017      -            -       1,159,216    1,159,216
                                                 Improvements) (CIFG)

    -          -         2,260,000    2,260,000  Kershaw County Rev., (School      5.00%  12/1/2018      -            -       2,465,457    2,465,457
                                                 Improvements) (CIFG)

    -          -         2,000,000    2,000,000  Kershaw County Rev., (School      5.00%  12/1/2019      -            -       2,173,180    2,173,180
                                                 Improvements) (CIFG)

    -          -         3,000,000    3,000,000  Kershaw County Rev., (School      5.00%  12/1/2020      -            -       3,254,340    3,254,340
                                                 Improvements) (CIFG)

    -          -         2,300,000    2,300,000  Lancaster Educational Assistance  5.00%  12/1/2026      -            -       2,398,555    2,398,555
                                                 Program Inc. Rev., (School
                                                 District Lancaster County)

    -          -         3,500,000    3,500,000  Laurens County School District    5.25%  12/1/2030      -            -       3,731,245    3,731,245
                                                 No. 55 Rev.

    -          -           875,000      875,000  Piedmont Municipal Power Agency   6.75%   1/1/2019      -            -       1,107,164    1,107,164
                                                 Rev. (FGIC)

    -          -           625,000      625,000  Piedmont Municipal Power Agency   6.75%   1/1/2019      -            -         802,675      802,675
                                                 Rev. (FGIC)(2)

    -          -           375,000      375,000  Piedmont Municipal Power Agency   6.50%   1/1/2016      -            -         454,256      454,256
                                                 Rev., Series 1991 A (FGIC)

    -          -           140,000      140,000  Piedmont Municipal Power Agency   6.50%   1/1/2016      -            -         170,674      170,674
                                                 Rev., Series 1991 A (FGIC)(2)

    -          -           485,000      485,000  Piedmont Municipal Power Agency   6.50%   1/1/2016      -            -         591,263      591,263
                                                 Rev., Series 1991 A (FGIC)(2)

    -          -         3,195,000    3,195,000  South Carolina Jobs Economic      5.50%   8/1/2009      -            -       3,328,583    3,328,583
                                                 Development Auth. Hospital
                                                 Facilities Rev., Series 2003 C,
                                                 (Palmetto Health) (ACA)

    -          -         1,095,000    1,095,000  Spartanburg County Health         5.50%  4/15/2016      -            -       1,189,061    1,189,061
                                                 Services District Inc. Hospital                    ------------------------------------------------
                                                 Rev. (FSA)                                              -            -      30,649,439   30,649,439
                                                                                                    ================================================

  TENNESSEE - 0.6%

    -          -         4,105,000    4,105,000  Chattanooga Health Educational    5.00%  10/1/2015      -            -       4,260,621    4,260,621
                                                 & Housing Facility Board Rev.,                     ================================================
                                                 Series 2005 A, (Campus
                                                 Development Foundation, Inc.
                                                 Phase I LLC)

  TEXAS - 7.1%

    -          -         1,000,000    1,000,000  Canadian River Municipal Water    5.00%  2/15/2019      -            -       1,087,100    1,087,100
                                                 Auth. Rev., (Conjunctive Use
                                                 Groundwater) (Ambac)

    -          -         2,035,000    2,035,000  Cash Special Utility District     5.25%   9/1/2024      -            -       2,224,275    2,224,275
                                                 Rev. (MBIA)(1)

    -       1,000,000         -       1,000,000  City of Richardson GO (MBIA)      5.25%  2/15/2018      -       1,113,690         -       1,113,690

    -          -         1,815,000    1,815,000  Clint Independent School          6.00%  2/15/2017      -            -       1,984,702    1,984,702
                                                 District GO (PSF-GTD)

    -          -           500,000      500,000  Corpus Christi Independent        4.00%  8/15/2013      -            -         501,780      501,780
                                                 Schoool District GO (PSF-GTD)

    -          -           270,000      270,000  Denison Hospital Auth. Rev.,      5.90%  2/15/2007      -            -         276,637      276,637
                                                 (Texoma Medical Center),
                                                 Prerefunded at 102% of Par
                                                 (ACA)(2)

    -          -         2,000,000    2,000,000  Donna Independent School          5.00%  2/15/2015      -            -       2,185,900    2,185,900
                                                 District GO (PSF-GTD)

    -          -         1,115,000    1,115,000  Edcouch-Elsa Independent School   5.00%  2/15/2014      -            -       1,210,544    1,210,544
                                                 District GO (PSF-GTD)

    -          -           380,000      380,000  Garza County Public Facility      4.50%  10/1/2007      -            -         380,505      380,505
                                                 Corp. Rev.

    -          -           400,000      400,000  Garza County Public Facility      4.75%  10/1/2008      -            -         402,632      402,632
                                                 Corp. Rev.

    -          -           420,000      420,000  Garza County Public Facility      4.75%  10/1/2009      -            -         424,523      424,523
                                                 Corp. Rev.

    -          -           585,000      585,000  Garza County Public Facility      4.75%  10/1/2010      -            -         593,564      593,564
                                                 Corp. Rev.

    -          -           610,000      610,000  Garza County Public Facility      5.00%  10/1/2011      -            -         627,891      627,891
                                                 Corp. Rev.

    -          -         2,015,000    2,015,000  Garza County Public Facility      5.00%  10/1/2013      -            -       2,088,003    2,088,003
                                                 Corp. Rev.

    -          -         1,115,000    1,115,000  Garza County Public Facility      5.25%  10/1/2014      -            -       1,174,151    1,174,151
                                                 Corp. Rev.

    -          -         1,225,000    1,225,000  Garza County Public Facility      5.25%  10/1/2015      -            -       1,293,588    1,293,588
                                                 Corp. Rev.

    -          -         1,145,000    1,145,000  Garza County Public Facility      5.25%  10/1/2016      -            -       1,212,108    1,212,108
                                                 Corp. Rev.

    -          -         1,000,000    1,000,000  Garza County Public Facility      5.50%  10/1/2016      -            -       1,071,720    1,071,720
                                                 Corp. Rev.

    -          -         1,000,000    1,000,000  Gregg County Health Facilities    5.00%  10/1/2016      -            -       1,063,860    1,063,860
                                                 Development Corp. Rev., Series
                                                 2006 A, (Good Shepherd Medical
                                                 Center)

    -          -           815,000      815,000  Harris County Housing Finance     4.90%   3/1/2011      -            -         829,140      829,140
                                                 Corporation Rev., (Las Americas
                                                 Apartments) (FNMA)

    -          -         2,300,000    2,300,000  Hays Consolidated Independent     5.20%  8/15/2011      -            -       1,929,999    1,929,999
                                                 School District GO (PSF-GTD)(4)

    -          -           700,000      700,000  Hays Consolidated Independent     5.20%  8/15/2011      -            -         589,022      589,022
                                                 School District GO (PSF-GTD)
                                                 (2)(4)

    -          -         1,295,000    1,295,000  Hidalgo County GO (FGIC)          5.50%  8/15/2019      -            -       1,424,720    1,424,720

    -          -         1,750,000    1,750,000  Hidalgo County GO (FGIC)          5.50%  8/15/2021      -            -       1,925,297    1,925,297

    -          -         1,500,000    1,500,000  Houston Water & Sewer System     5.375%  12/1/2007      -            -       1,541,745    1,541,745
                                                 Rev., Series 1997 C, (Junior
                                                 Lien), Prerefunded at 101% of
                                                 Par (FGIC)(2)

    -          -         1,375,000    1,375,000  Kerrville Health Facilities       5.00%  8/15/2011      -            -       1,424,734    1,424,734
                                                 Development Corp. Rev., (Sid
                                                 Peterson Memorial Hospital)

    -          -         1,630,000    1,630,000  Live Oak GO (MBIA)                5.25%   8/1/2022      -            -       1,780,205    1,780,205

    -          -         1,000,000    1,000,000  Lubbock Health Facilities         6.00%  3/20/2029      -            -       1,096,510    1,096,510
                                                 Development Corp. Rev.,
                                                 (Lutheran Retirement) (GNMA)

    -          -         1,740,000    1,740,000  Montgomery County GO (Ambac)      5.50%   3/1/2024      -            -       1,922,387    1,922,387

    -          -           550,000      550,000  Pasadena Independent School       6.05%  2/15/2016      -            -         645,310      645,310
                                                 District GO, Series 2001 A
                                                 (PSF-GTD)

    -          -         1,500,000    1,500,000  Pearland Independent School       6.00%  2/15/2009      -            -       1,578,765    1,578,765
                                                 District GO, Prerefunded at 100%
                                                 of Par (PSF-GTD)(2)

    -          -         2,000,000    2,000,000  San Antonio Electric and Gas      7.10%   2/1/2009      -            -       1,850,240    1,850,240
                                                 Rev. (FGIC)(2)(4)

    -          -         1,505,000    1,505,000  Seguin Independent School         5.25%   4/1/2023      -            -       1,646,651    1,646,651
                                                 District GO (PSF-GTD)

    -          -         2,120,000    2,120,000  Southside Independent School      5.25%  8/15/2025      -            -       2,319,174    2,319,174
                                                 District GO, Series 2004 A
                                                 (PSF-GTD)

    -          -         2,345,000    2,345,000  Texas Municipal Power Agency COP, 4.00%   9/1/2009      -            -       2,352,809    2,352,809
                                                 (Sub-Lien) (FGIC)

    -          -           950,000      950,000  Texas Public Finance Auth.        6.25%   8/1/2009      -            -         990,119      990,119
                                                 Building Rev., (Technical
                                                 College) (MBIA)

    -       1,000,000       -         1,000,000  Texas Public Finance Auth.        5.25%  2/15/2014      -       1,073,210         -       1,073,210
                                                 Charter School Finance Corp.
                                                 Rev., Series 2006 A, (KIPP, Inc.)
                                                 (ACA)

    -          -         1,000,000    1,000,000  Travis County Health Facilities  5.875% 11/15/2009      -            -       1,074,180    1,074,180
                                                 Development Corp. Rev., Series
                                                 1999 A, (Ascension Health
                                                 Credit), Prerefunded at 101% of
                                                 Par (Ambac)(2)

    -          -         1,265,000    1,265,000  West Oso Independent School       5.50%  8/15/2026      -            -       1,387,288    1,387,288
                                                 District GO (PSF-GTD)

    -          -         1,705,000    1,705,000  Williamson County GO,             4.25%  2/15/2020      -            -       1,723,005    1,723,005
                                                 (Pass-Through Toll & Limited                       ------------------------------------------------
                                                 Tax) (FSA)                                              -       2,186,900   49,834,783   52,021,683
                                                                                                    ================================================

  U.S. VIRGIN ISLANDS - 0.3%

    -          -         2,000,000    2,000,000  Virgin Islands Public Finance     5.20%  10/1/2009      -            -       2,064,700    2,064,700
                                                 Auth. Rev., Series 1998 A,                         ================================================
                                                 (Senior Lien)

  UTAH - 1.4%

    -          -         1,000,000    1,000,000  Salt Lake City Hospital Rev.,    8.125%  5/15/2015      -            -       1,186,930    1,186,930
                                                 Series 1988 A, (Intermountain
                                                 Health Corporation) (2)

    -          -         1,495,000    1,495,000  Utah County Municipal Building    5.00%  11/1/2009      -            -       1,557,311    1,557,311
                                                 Auth. Lease Rev. (Ambac)(2)

    -          -         1,820,000    1,820,000  Utah County Municipal Building    5.25%  11/1/2011      -            -       1,957,210    1,957,210
                                                 Auth. Lease Rev., Prerefunded
                                                 at 100% of Par (Ambac)(2)

    -          -         1,915,000    1,915,000  Utah County Municipal Building    5.25%  11/1/2011      -            -       2,059,372    2,059,372
                                                 Auth. Lease Rev., Prerefunded
                                                 at 100% of Par (Ambac)(2)

    -          -         1,000,000    1,000,000  Utah County Municipal Building    5.50%  11/1/2011      -            -       1,086,570    1,086,570
                                                 Auth. Lease Rev., Prerefunded
                                                 at 100% of Par (Ambac)(2)

    -          -         1,130,000    1,130,000  West Valley City Municipal        5.00%   8/1/2010      -            -       1,184,466    1,184,466
                                                 Building Auth. Lease Rev.,
                                                 Series 2002 A (Ambac)

    -          -         1,305,000    1,305,000  West Valley City Utility Sales    5.50%  7/15/2016      -            -       1,414,046    1,414,046
                                                 Tax Rev., Series 2001 A (MBIA)                     ------------------------------------------------
                                                                                                         -            -      10,445,905   10,445,905
                                                                                                    ================================================

  VIRGINIA - 0.4%

    -          -         1,500,000    1,500,000  Fairfax County COP                5.30%  4/15/2023      -            -       1,620,300    1,620,300

    -          -         1,115,000    1,115,000  Pittsylvania County GO, Series    5.75%   3/1/2018      -            -       1,228,540    1,228,540
                                                 2001 B (MBIA)                                      ------------------------------------------------
                                                                                                         -            -       2,848,840    2,848,840
                                                                                                    ================================================

  WASHINGTON - 7.6%

    -          -         1,000,000    1,000,000  Benton County Public Utility     5.625%  11/1/2019      -            -       1,087,000    1,087,000
                                                 District No. 1 Rev., Series
                                                 2001 A (FSA)

    -          -         5,000,000    5,000,000  City of Tacoma Electric System   5.625%   1/1/2011      -            -       5,437,500    5,437,500
                                                 Rev., Series 2001 A, Prerefunded
                                                 at 101% of Par (FSA)(1)(2)

    -          -         1,000,000    1,000,000  Cowlitz County Kelso School       5.75%  12/1/2018      -            -       1,103,580    1,103,580
                                                 District No. 458 GO (FSA)

    -          -           500,000      500,000  Energy Northwest Rev. (MBIA)      5.00%   7/1/2010      -            -         523,595      523,595

    -          -         1,750,000    1,750,000  Energy Northwest Rev. (MBIA)      4.75%   7/1/2020      -            -       1,838,025    1,838,025

    -          -         3,500,000    3,500,000  Energy Northwest Rev., Series     5.75%   7/1/2018      -            -       3,867,360    3,867,360
                                                 2002 A, (Columbia Generating)
                                                 (MBIA)

    -          -        10,000,000   10,000,000  Energy Northwest Rev., Series     6.00%   7/1/2018      -            -      11,174,800   11,174,800
                                                 2002 B, (Columbia Generating)
                                                 (Ambac)(1)

    -          -         1,000,000    1,000,000  Grays Harbor County Public        5.00%   7/1/2023      -            -       1,082,730    1,082,730
                                                 Utility District No. 1 Rev.
                                                 (FGIC)(3)

    -          -         1,555,000    1,555,000  King County Lake Washington       5.75%  12/1/2015      -            -       1,738,941    1,738,941
                                                 School District No. 414 GO,
                                                 Prerefunded at 100% of Par(2)

    -          -         1,000,000    1,000,000  King County Public Hospital       5.00%  12/1/2014      -            -       1,090,570    1,090,570
                                                 District No. 2 GO, (Evergreen
                                                 Healthcare) (MBIA)

    -          -         1,000,000    1,000,000  Kitsap County School District     5.00%  12/1/2017      -            -       1,098,060    1,098,060
                                                 No. 303 Bainbridge Island GO
                                                 (MBIA/School Bond Guarantee)

    -          -         1,260,000    1,260,000  Mason County Shelton School      5.625%  12/1/2017      -            -       1,372,556    1,372,556
                                                 District No. 309 GO (FGIC)

    -          -         1,120,000    1,120,000  Metropolitan Park District of     6.00%  12/1/2011      -            -       1,245,574    1,245,574
                                                 Tacoma GO, Prerefunded at 100%
                                                 of Par (Ambac)(2)

    -          -         1,000,000    1,000,000  Metropolitan Park District of     6.00%  12/1/2011      -            -       1,112,120    1,112,120
                                                 Tacoma GO, Prerefunded at 100%
                                                 of Par (Ambac)(2)

    -          -         6,715,000    6,715,000  Snohomish County Edmonds School   5.00%  12/1/2017      -            -       7,373,473    7,373,473
                                                 District No. 15 GO (FGIC/School
                                                 Bond Guarantee)(1)

    -          -         1,720,000    1,720,000  University of Washington Rev.,   5.875%   6/1/2010      -            -       1,867,903    1,867,903
                                                 (Student Facilities Fee),
                                                 Prerefunded at 101% of Par
                                                 (FSA)(2)

    -          -         3,240,000    3,240,000  Washington Economic Development   5.00%   6/1/2023      -            -       3,495,377    3,495,377
                                                 Finance Auth. Rev., Series 2006
                                                 J, (Washington Biomedical
                                                 Research Properties II) (MBIA)

    -          -         1,000,000    1,000,000  Washington GO, Series 1990 A      6.75%   2/1/2015      -            -       1,163,900    1,163,900

    -          -         4,570,000    4,570,000  Washington Public Power Supply    5.00%   7/1/2012      -            -       4,752,572    4,752,572
                                                 System Rev., Series 1998 A,
                                                 (Nuclear Project No. 2) (FSA)(1)

    -          -         1,500,000    1,500,000  Whitman County Pullman School    5.625%  12/1/2016      -            -       1,648,845    1,648,845
                                                 District No. 267 GO (FSA)

    -          -         1,675,000    1,675,000  Yakima County School District No. 5.00%  12/1/2018      -            -       1,841,847    1,841,847
                                                 208 West Valley GO (MBIA/School                    ------------------------------------------------
                                                 Bond Guaranty)                                          -            -      55,916,328   55,916,328
                                                                                                    ================================================

  WISCONSIN - 0.9%

    -          -         1,990,000    1,990,000  Wisconsin Clean Water Rev.       6.875%   6/1/2011      -            -       2,202,990    2,202,990

    -          -         2,590,000    2,590,000  Wisconsin Health & Educational    6.00% 11/15/2010      -            -       2,813,180    2,813,180
                                                 Facilities Auth. Rev., (Aurora
                                                 Medical Group) (FSA)

    -          -           500,000      500,000  Wisconsin Health & Educational    5.50%   6/1/2024      -            -         539,460      539,460
                                                 Facilities Auth. Rev., (Blood
                                                 Center Southeastern)

    -          -           750,000      750,000  Wisconsin Health & Educational    5.75%   6/1/2034      -            -         825,720      825,720
                                                 Facilities Auth. Rev., (Blood                      ------------------------------------------------
                                                 Center Southeastern)                                    -            -       6,381,350    6,381,350
                                                                                                    ================================================
TOTAL MUNICIPAL SECURITIES                                                                           54,328,335 39,832,291  633,731,068  727,891,694
                                                                                                    ================================================

SHORT-TERM MUNICIPAL SECURITIES - 0.8%

  ALASKA - 0.1%

    -          -         1,000,000    1,000,000  Northern Tobacco Securitization   3.54%  12/7/2006      -            -       1,000,000    1,000,000
                                                 Corp. Rev., (MT 279), VRDN (LOC:                   ================================================
                                                 Merril Lynch Capital Services)

  ARIZONA - 0.2%

    -          -           650,000      650,000  Phoenix Industrial Development    3.46%  12/7/2006      -            -         650,000      650,000
                                                 Auth. Rev., Series 2003 A,
                                                 (Southwest Human Development),
                                                 VRDN

   700,000     -           475,000    1,175,000  Pima County Industrial            3.55%  12/6/2006     700,000       -         475,000    1,175,000
                                                 Development Auth. Rev., (Tucson                    ------------------------------------------------
                                                 Electric), VRDN (LOC: Bank of                          700,000       -       1,125,000    1,825,000
                                                 New York)                                          ================================================

  FLORIDA - 0.4%

    -          -         1,500,000    1,500,000  Alachua County Health Facilities  3.65%  12/1/2006      -            -       1,500,000    1,500,000
                                                 Auth. Rev., Series 2002 A,
                                                 (Shands Teaching Hospital and
                                                 Clinics Inc. Revolving Loan
                                                 Program), VRDN (LOC: SunTrust
                                                 Bank)

    -          -         1,200,000    1,200,000  Sunshine State Governmental       3.75%  12/1/2006      -            -       1,200,000    1,200,000
                                                 Financing Commission Rev., VRDN                    ------------------------------------------------
                                                 (Ambac)                                                 -            -       2,700,000    2,700,000
                                                                                                    ================================================

  TENNESSEE - 0.1%

    -          -           500,000      500,000  Clarksville Public Building       3.65%  12/1/2006      -            -         500,000      500,000
                                                 Authority Rev., (Tennessee                         ================================================
                                                 Municipal Bond Fund), VRDN (LOC:
                                                 Bank of America N.A.)
  TOTAL SHORT-TERM MUNICIPAL SECURITIES                                                                 700,000       -       5,325,000    6,025,000
                                                                                                    ================================================

 TEMPORARY CASH INVESTMENTS(5)
    -         195,000         -         195,000  Federated Florida Municipal                           -         195,000         -           195,000
                                                 Cash Trust                                         ================================================

 TOTAL INVESTMENT SECURITIES - 99.6%                                                               $55,028,335 $40,027,291 $639,056,068 $734,111,694
                                                                                                    ================================================

 OTHER ASSETS AND LIABILITIES - 0.4%                                                                                                       2,818,215
                                                                                                                                    ----------------
 TOTAL NET ASSETS - 100.0%                                                                                                              $736,929,909
                                                                                                                                    ================

FUTURES CONTRACTS
   CONTRACTS PURCHASED                                                     EXPIRATION      UNDERLYING FACE AMOUNT AT VALUE
       FUND 1   FUND 2    FUND 3   COMBINED                                    DATE        FUND 1         FUND 2          FUND 3          COMBINED
----------------------------------------------------------------------------------------------------------------------------------------------------
        41       31       484       556      U.S. Treasury 2-Year Notes     March 2007     $8,405,000    $6,355,000     $ 99,220,000    $113,980,000

                                                                                           UNREALIZED GAIN (LOSS)
                                                                                           ---------------------------------------------------------
                                                                                           $   17,849     $  13,495      $   210,690      $  242,034

  CONTRACTS SOLD                                                            EXPIRATION     UNDERLYING FACE AMOUNT AT VALUE
     FUND 1   FUND 2    FUND 3   COMBINED                                      DATE        FUND 1          FUND 2          FUND 3          COMBINED
----------------------------------------------------------------------------------------------------------------------------------------------------
        32       32       578       642      U.S. Treasury 10-Year Notes    March 2007     $3,494,000    $3,494,000     $ 63,110,375     $70,098,375

                                                                                          UNREALIZED GAIN (LOSS)
                                                                                          ----------------------------------------------------------
                                                                                          $  (27,321)    $ (27,322)     $  (493,504)    $  (548,147)

 NOTES TO SCHEDULE OF INVESTMENTS

    ACA =  American Capital Access
  Ambac =  Ambac Assurance Corporation
   CIFG =  CDC IXIS Financial Guaranty North America
    COP =  Certificates of Participation
   FGIC =  Financial Guaranty Insurance Co.
  FHLMC =  Federal Home Loan Mortgage Corporation
   FNMA =  Federal National Mortgage Association
    FSA =  Financial Security Assurance, Inc.
   GNMA =  Government National Mortgage Association
     GO =  General Obligation
    LOC =  Letter of Credit
   MBIA =  MBIA Insurance Corporation
MBIA-IBC=  MBIA Insured Bond Certificates
 PSF-GTD=  Permanent School Fund - Guaranteed
  RADIAN=  Radian Asset Assurance, Inc.
   VRDN =  Variable Rate Demand Note. Interest reset date is indicated.
           Rate shown is effective November 30, 2006.
   XLCA =  XL Capital Ltd.
        (1)  Security,  or a portion thereof,  has been segregated for futures contracts and/or when-issued securities.
        (2)  Escrowed to maturity in U.S.  government  securities or state and local government securities.
        (3)  When-issued security.
        (4)  Security is a zero-coupon  municipal  bond. The rate indicated is the yield to maturity at  purchase.  Zero-coupon  securities  are issued at a substantial discount from their value at maturity.
        (5)  Category is less than 0.05% of total net assets.

ARIZONA MUNICIPAL, FLORIDA MUNICIPAL AND TAX-FREE BOND
PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2006 (UNAUDITED)

                                            ARIZONA          FLORIDA       TAX-FREE                         PRO-FORMA
                                            MUNICIPAL        MUNICIPAL       BOND        ADJUSTMENTS    COMBINING (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------
Investment securities, at value          $ 55,028,335    $ 40,027,291    $639,056,068    $          -      $ 734,111,694
(cost of $52,564,140, $38,144,310 and
$615,259,989, respectively)
Cash                                           23,858               -          63,168         (17,333)(a)         69,693
Receivable for investments sold                     -               -         844,032               -            844,032
Receivable for capital shares sold                  -             257               -               -                257
Interest receivable                           970,474         529,270       9,130,594               -         10,630,338
                                        --------------------------------------------------------------------------------
                                           56,022,667      40,556,818     649,093,862         (17,333)       745,656,014
                                        --------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------
Disbursements in excess of                          -          17,333               -         (17,333)(a)              -
  demand deposit
Payable for investments purchased                   -               -       7,815,834               -          7,815,834
Payable for variation margin on                 4,032           6,220         128,938                            139,190
   futures contracts
Accrued management fees                        22,061          16,132         249,330               -            287,523
Distribution fees payable                         354             736              69               -              1,159
Service fees (and distributions                   495             473              69               -              1,037
  fees - A Class) payable
Dividends payable                              40,212          40,591         400,559                            481,362
                                        --------------------------------------------------------------------------------
                                               67,154          81,485       8,594,799    $    (17,333)         8,726,105
                                        --------------------------------------------------------------------------------
NET ASSETS                               $ 55,955,513    $ 40,475,333   $ 640,499,063    $          -      $ 736,929,909
                                        ================================================================================

------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------
Capital paid in                          $ 53,710,480    $ 38,969,147   $ 619,367,068    $          -        712,046,695
Accumulated net realized loss on             (209,690)       (362,968)     (2,382,083)                        (2,954,741)
  investment transactions
Net unrealized appreciation on              2,454,723       1,869,154      23,514,078               -         27,837,955
  investments                           --------------------------------------------------------------------------------
                                         $ 55,955,513    $ 40,475,333   $ 640,499,063    $          -      $ 736,929,909
                                        ================================================================================

                                                                                                            PRO-FORMA
                                                                                           ADJUSTMENTS      COMBINING
------------------------------------------------------------------------------------------------------------------------
Investor Class
----------------------------------------
Net Assets                               $ 53,609,441    $ 38,211,319    $631,397,920     $  4,947,134     $ 728,165,814
----------------------------------------
Shares Outstanding                          4,935,858       3,566,628      58,109,259          399,816(b)     67,011,561
----------------------------------------
Net asset value per share                $      10.86    $      10.71    $      10.87     $      10.87     $       10.87
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------
Net Assets                                        N/A             N/A    $  8,764,095              N/A     $   8,764,095
----------------------------------------
Shares Outstanding                                N/A             N/A         806,583              N/A           806,583
----------------------------------------
Net asset value per share                         N/A             N/A    $      10.87              N/A     $       10.87
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------
Net Assets                                        N/A             N/A    $    337,048     $   (337,048)              N/A
----------------------------------------
Shares Outstanding                                N/A             N/A          31,019          (31,019)(b)           N/A
----------------------------------------
Net asset value per share                         N/A             N/A    $      10.87     $      10.87               N/A
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
A CLASS
----------------------------------------
Net Assets                               $  1,769,213     $ 1,065,623             N/A              N/A               N/A
----------------------------------------
Shares Outstanding                            162,892          99,465             N/A              N/A               N/A
----------------------------------------
Net asset value per share                     $ 10.86         $ 10.71             N/A              N/A               N/A
----------------------------------------
Maximum offering price (net asset             $ 11.37         $ 11.21             N/A              N/A               N/A
value divided by 0.955)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
B CLASS
----------------------------------------
Net Assets                               $     42,785     $    16,125             N/A              N/A               N/A
----------------------------------------
Shares Outstanding                              3,940           1,505             N/A              N/A               N/A
----------------------------------------
Net asset value per share                $      10.86     $     10.71             N/A              N/A               N/A
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
C CLASS
----------------------------------------
Net Assets                               $    534,074     $ 1,182,266             N/A              N/A               N/A
----------------------------------------
Shares Outstanding                             49,172         110,352             N/A              N/A               N/A
----------------------------------------
Net asset value per share                $      10.86         $ 10.71             N/A              N/A               N/A
------------------------------------------------------------------------------------------------------------------------

(a)  Reclass of  disbursements  in excess of demand deposit cash against cash to reflect combined cash position.

(b)  Adjustments  reflect the  issuance of Tax-Free  Bond shares in exchange for all Arizona  Municipal  shares and Florida  Municipal  shares in connection with the proposed reorganization.  Also reflects issuance of Investor Class shares of Tax-Free  Bond in exchange  for Advisor  Class shares of Tax-Free
     Bond in connection with the proposed reclassification.

SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS.

ARIZONA MUNICIPAL, FLORIDA MUNICIPAL AND TAX-FREE BOND
PRO FORMA COMBINED STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2006 (UNAUDITED)

                                            ARIZONA         FLORIDA        TAX-FREE                         PRO-FORMA
                                            MUNICIPAL       MUNICIPAL        BOND        ADJUSTMENTS    COMBINING (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------
INCOME:
Interest                                 $ 2,718,229      $ 1,982,498     $28,040,214      $        -        $ 32,740,941
                                   ---------------------------------------------------------------------------------------
                                           2,718,229        1,982,498      28,040,214               -          32,740,941
                                   ---------------------------------------------------------------------------------------
EXPENSES:
Management fees                              274,008          212,603       3,130,894      $      191  (a)      3,617,696
Distribution Fees:
  Advisor Class                                    -                -             191            (191) (b)              -
  B Class                                        286              137               -            (423) (b)              -
  C Class                                      3,273           11,401               -         (14,674) (b)              -
Service Fees:
  Advisor Class                                    -                -             191            (191) (b)              -
  B Class                                         96               45               -            (141) (b)              -
  C Class                                      1,091            3,799               -          (4,890) (b)              -
Service and distribution                       8,432            3,818               -         (12,250) (b)              -
  fees - A Class
Trustees' fees and expenses                    3,047            2,486          37,931                              43,464
Other expenses                                   104               81           1,328                               1,513
                                   ---------------------------------------------------------------------------------------
                                             290,337          234,370       3,170,535         (32,569)          3,662,673
                                   ---------------------------------------------------------------------------------------

NET INVESTMENT INCOME                      2,427,892        1,748,128      24,869,679          32,569          29,078,268
                                   ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
Investment transactions                        5,400          (13,970)       (698,015)                           (706,585)
Futures and swaps transactions               (60,651)         (16,117)     (1,452,381)                         (1,529,149)
                                   ---------------------------------------------------------------------------------------
                                             (55,251)         (30,087)     (2,150,396)              -          (2,235,734)
                                   ---------------------------------------------------------------------------------------

CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON:
Investment                                 1,006,878          249,824       9,464,186                          10,720,888
Futures and swaps                            (10,094)          18,264        (301,253)                           (293,083)
                                   ---------------------------------------------------------------------------------------
                                             996,784          268,088       9,162,933               -          10,427,805
                                   ---------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED                  941,533          238,001       7,012,537               -           8,192,071
  GAIN (LOSS)                      ---------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS       $ 3,369,425      $ 1,986,129     $31,882,216      $   32,569         $37,270,339
                                   =======================================================================================

(a)  Adjustment  reflects  the  increase  in  total  management  fees due to the exchange of Tax-Free Bond's Advisor Class for Investor Class shares.

(b)  Adjustment  reflects  the  elimination  of 12b-1  fees as a result of these share classes being exchanged for Tax-Free Bond Investor Class shares.

SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)
NOVEMBER 30, 2006 (UNAUDITED)

1.   BASIS  OF  COMBINATION-The   unaudited  Pro  Forma  Combining  Schedule  of
     Investments,  Pro Forma  Combining  Statement of Assets and Liabilities and
     Pro Forma  Combining  Statement of  Operations  reflect the accounts of the
     Arizona Municipal Bond Fund ("Arizona  Municipal"),  Florida Municipal Bond
     Fund  ("Florida  Municipal")  and  Tax-Free  Bond  Fund  ("Tax-Free  Bond")
     (collectively,  the  funds),  three  funds in a series  issued by  American
     Century  Municipal  Trust at and for the year ended  November 30, 2006. The
     Pro  Forma  Combining  Schedule  of  Investments  and Pro  Forma  Combining
     Statement of Assets and Liabilities  assume the combination was consummated after the close of business  November  30,  2006.  The Pro Forma  Combining
     Statement of Operations  assumes the  combination  was  consummated  at the beginning of the fiscal year ended November 30, 2006.

     The pro forma statements give effect to the proposed transfer of the assets and stated  liabilities of the non-surviving  funds,  Arizona Municipal and
     Florida  Municipal,  in  exchange  for shares of the  surviving  fund,  for purposes of maintaining the financial statements and performance,  Tax-Free
     Bond. Financial  information for Tax-Free Bond as of November 30, 2006, has been  adjusted  to reflect  the plan of  reorganization  anticipated  to be effective  at the  close of  business  on  August  31,  2007,  for  Arizona
     Municipal,  Florida Municipal and Tax-Free Bond. Tax-Free Bond will acquire all of the assets of Arizona  Municipal  and Florida  Municipal in exchange for  shares  of equal  value of  Tax-Free  Bond and the  assumption  of all liabilities  of Arizona  Municipal and Florida  Municipal.  Also,  Investor
     Class shares of Tax-Free  Bond will be issued in exchange for Advisor Class shares of Tax-Free Bond in connection with the proposed reclassification.

     In accordance with accounting  principles  generally accepted in the United
     States of America,  the historical  cost of investment  securities  will be carried  forward to the surviving  fund and the results of  operations  for pre-combination periods for the surviving fund will not be adjusted.  Under the terms of the  Agreement  and Plan of  Reorganization,  neither  Arizona
     Municipal,  Florida  Municipal  nor  Tax-Free  Bond  will  bear  any of the expenses associated with the costs of the  Reorganization,  including proxy solicitation  and  tabulation  costs.  Therefore,  the pro forma  financial statements  do not reflect these  expenses.  Under the terms of the Plan of
     Reorganization,  the combination of the funds will be treated as a tax-free business  combination and accordingly  will be accounted for by a method of accounting for tax-free mergers of investment companies.

     The Pro Forma Combining  Schedule of  Investments,  Statement of Assets and
     Liabilities and Statement of Operations  should be read in conjunction with the historical  financial  statements of the funds included or incorporated by reference in the Statement of Additional Information.

2.   SECURITY  VALUATION - Debt securities  maturing in greater than 60 days are valued at current market value as provided by a commercial  pricing service or at the mean of the most  recent bid and asked  prices.  Debt  securities maturing  within 60 days may be valued at cost, plus or minus any amortized discount or premium.  If an event  occurs after the value of a security was established  but before the net asset value per share was  determined  that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.  If the funds  determine  that the market price of a portfolio security is not readily available,  or that the valuation methods mentioned above do not reflect the security's fair value,  such security is valued at its fair value as determined by, or in accordance with procedures adopted  by,  the Board of  Trustees  or its  designee  if such fair  value determination  would  materially  impact a fund's net asset value.  Certain other circumstances may cause the funds to fair value a security such as: a security  has been  declared  in  default;  trading in a security  has been halted during the trading day; or there is a foreign  market holiday and no trading will commence.

3.   MANAGEMENT FEES - The combined fund will pay a single,  unified  management fee per class.  This fee  provides  that all  expenses  of the fund  except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not  considered  "interested  persons"  as  defined in the 1940 Act
     (including  counsel  fees) and  extraordinary  expenses will be paid by the
     Advisor.  The adjustments in the Statement of Operations reflect the impact of the single, unified management fee per class.

4.   USE OF  ESTIMATES  - The pro forma  financial  statements  are  prepared in conformity  with  accounting  principles  generally  accepted in the United
     States of America,  which may require  management to make certain estimates and  assumptions  at the date of the financial  statements.  Actual results could differ from those estimates.

5.   CAPITAL  SHARES  -The pro  forma net asset  value  per  share  assumes  the issuance  of shares of the  surviving  fund that would have been  issued at
     November 30, 2006,  in  connection  with the proposed  reorganization.  The number of shares  assumed  to be issued is equal to the net asset  value of shares of the non-surviving  funds, as of November 30, 2006, divided by the net  asset  value  per  share of the  shares  of the  surviving  fund as of
     November 30, 2006. The pro forma total number of shares outstanding for the combined fund consists of the following at November 30, 2006:

------------------ ------------------ ------------------- -------------------
  COMBINED FUND:    TOTAL PRO FORMA   SHARES OF SURVIVING  ADDITIONAL SHARES
  TAX-FREE BOND       OUTSTANDING          FUND PRIOR      ASSUMED ISSUED IN
                         SHARES           TO COMBINATION    REORGANIZATION
------------------ ------------------ ------------------- -------------------
 Investor                  67,011,561          58,109,259         8,902,302
------------------ ------------------ ------------------- -------------------
 Institutional                806,583             806,583                 0
------------------ ------------------ ------------------- -------------------
 Advisor(1)                         0              31,019           (31,019)
------------------ ------------------ ------------------- -------------------
 Total Fund                67,818,144          58,946,861          8,871,283
------------------ ------------------ ------------------- -------------------

(1)  Tax-Free  Bond  Advisor  Class  shares  were  exchanged  for  shares of the
     Investor Class.

6.   FEDERAL  TAX  INFORMATION  -  At  May  31,  2006,   Florida  Municipal  had
     accumulated capital losses of $295,636,  which may be used to offset future realized capital gains for federal income tax purposes.  To the extent that those  carryover  losses are used to offset capital  gains,  it is probable that any  gains  so  offset  will  not be  distributed.  The  capital  loss carryovers expire in 2013.

     For the seven-month period ended May 31, 2006,  Arizona Municipal,  Florida
     Municipal  and  Tax-Free  Bond  incurred  net capital  losses of  $154,439,
     $81,454, and $659,404,  respectively.  The funds have elected to treat such losses as having  been  incurred in the  following  fiscal year for federal income tax purposes.

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

PART C    OTHER INFORMATION

Item 15.  Indemnification

     The  Registrant  is  a  Maryland   corporation.   Under  Maryland   General
Corporation   Law,  a  corporation  is  permitted  to  indemnify  its  officers, directors, employees and agents to the extent provided in applicable statutes.

     Article  Ninth of  Registrant's  Articles  of  Incorporation  requires  the indemnification  of the  Registrant's  directors and officers to the full extent permitted by Maryland  General  Corporation  Law, the Investment  Company Act of
1940 and all other applicable laws.

     The Registrant has purchased an insurance  policy insuring its officers and directors  against  certain  liabilities  which such  officers and directors may incur  while  acting  in such  capacities  and  providing  reimbursement  to the
Registrant for sums which it may be permitted or required to pay to its officers and directors by way of  indemnification  against such  liabilities,  subject in either case to clauses respecting deductibility and participation.

Item 16.  Exhibits

     (1)  (a) Articles of Incorporation of American Century  Quantitative Equity
Funds,  Inc.,  dated  February  26, 2004 (filed  electronically  as Exhibit a to
Post-Effective  Amendment No. 34 to the Registration Statement of the Registrant
on March 1, 2004, File No. 33-19589, and incorporated herein by reference).

          (b) Articles  Supplementary  of American Century  Quantitative  Equity
Funds,  Inc.,  dated  April 22,  2004  (filed  electronically  as  Exhibit a2 to
Post-Effective  Amendment No. 35 to the Registration Statement of the Registrant
on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

          (c) Articles  Supplementary  of American Century  Quantitative  Equity
Funds,  Inc.,  dated  May  4,  2004  (filed  electronically  as  Exhibit  a3  to
Post-Effective  Amendment No. 38 to the Registration Statement of the Registrant
on February 17, 2005, File No. 33-19589, and incorporated herein by reference).

          (d) Articles  Supplementary  of American Century  Quantitative  Equity
Funds,  Inc.,  dated  August 29,  2005  (filed  electronically  as Exhibit a4 to
Post-Effective  Amendment No. 41 to the Registration Statement of the Registrant
on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

          (e) Articles  Supplementary  of American Century  Quantitative  Equity
Funds,  Inc.,  dated  March 15,  2006  (filed  electronically  as  Exhibit a5 to
Post-Effective  Amendment No. 44 to the Registration Statement of the Registrant
on April 28, 2006, File No. 33-19589, and incorporated herein by reference).

          (f) Articles  Supplementary  of American Century  Quantitative  Equity
Funds,  Inc.,  dated  August 25,  2006  (filed  electronically  as Exhibit a6 to
Post-Effective  Amendment No. 45 to the Registration Statement of the Registrant
on September 1, 2006, File No. 33-19589, and incorporated herein by reference).

          (g) Certificate of Correction of American Century  Quantitative Equity
Funds,  Inc.,  dated  October 19, 2006  (filed  electronically  as Exhibit a7 to
Post-Effective  Amendment No. 46 to the Registration Statement of the Registrant
on November 29, 2006, File No. 33-19589, and incorporated herein by reference).

          (h) Certificate of Correction of American Century  Quantitative Equity
Funds, Inc., dated November 10, 2006 (filed  electronically as Exhibit 1h to the
Registration Statement on Form N-14 of the Registrant on February 27, 2007, File
No. 333-140913, and incorporated herein by reference).

     (2)   Amended  and   Restated   Bylaws,   dated   August  26,  2004  (filed
electronically  as  Exhibit  b  to  Post-Effective   Amendment  No.  38  to  the
Registration  Statement  of the  Registrant  on  February  17,  2005,  File  No.
33-19589, and incorporated herein by reference).

     (3)  Not applicable.

     (4)  Not applicable.

     (5) Registrant hereby incorporates by reference,  as though set forth fully herein,  the Fifth and  Seventh  declarations  of the  Registrant's  Articles of
Incorporation,  incorporated  herein by  reference  as  Exhibit  1  hereto,  and
Sections  3  through  11 of the  Registrant's  Bylaws,  incorporated  herein  by reference as Exhibit 2 hereto.

     (6)  (a) Management Agreement with American Century Investment  Management,
Inc., dated August 1, 2006 (filed electronically as Exhibit d1 to Post-Effective
Amendment No. 45 to the Registration Statement of the Registrant on September 1,
2006, File No. 33-19589, and incorporated herein by reference).

          (b) Management Agreement with American Century Investment  Management,
Inc., dated April 28, 2006 (filed electronically as Exhibit d2 to Post-Effective
Amendment No. 44 to the  Registration  Statement of the  Registrant on April 28,
2006, File No. 33-19589, and incorporated herein by reference).

          (c) Management Agreement with American Century Investment  Management,
Inc.,  dated  November  29,  2006  (filed   electronically   as  Exhibit  d3  to
Post-Effective  Amendment No. 46 to the Registration Statement of the Registrant
on November 29, 2006, File No. 33-19589, and incorporated herein by reference).

     (7)  (a) Amended and Restated Distribution  Agreement with American Century
Investment  Services,  Inc.,  dated November 29, 2006 (filed  electronically  as
Exhibit e1 to Post-Effective  Amendment No. 46 to the Registration  Statement of
the Registrant on November 29, 2006, File No. 33-19589,  and incorporated herein by reference).

          (b) Form of Dealer/Agency  Agreement (filed  electronically as Exhibit
e2 to Pre-Effective  Amendment No. 1 to the  Registration  Statement of American
Century  Growth  Funds,  Inc.  on  May  30,  2006,  File  No.  333-132114,   and
incorporated herein by reference).

     (8)  Not applicable.

     (9)  (a) Master Agreement with Commerce Bank, N. A., dated January 22, 1997
(filed  electronically as Exhibit b8e to Post-Effective  Amendment No. 76 to the
Registration  Statement of American  Century Mutual Funds,  Inc. on February 28,
1997, File No. 2-14213, and incorporated herein by reference).

          (b) Global Custody  Agreement  with The Chase  Manhattan  Bank,  dated
August 9, 1996 (filed  electronically as Exhibit b8 to Post-Effective  Amendment
No. 31 to the Registration Statement of American Century Government Income Trust
on February 7, 1997, File No. 2-99222, and incorporated herein by reference).

          (c) Amendment to the Global Custody Agreement with The Chase Manhattan
Bank,   dated  December  9,  2000  (filed   electronically   as  Exhibit  g2  to
Pre-Effective  Amendment No. 2 to the Registration Statement of American Century
Variable  Portfolios  II,  Inc.  on  January 9, 2001,  File No.  333-46922,  and
incorporated herein by reference).

          (d) Amendment No. 2 to the Global Custody  Agreement  between American
Century  Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed electronically  as  Exhibit  g4  to  Post-Effective  Amendment  No.  35  to  the
Registration  Statement of the Registrant on April 29, 2004, File No.  33-19589,
and incorporated herein by reference).

          (e) Chase Manhattan Bank Custody Fee Schedule,  dated October 19, 2000
(filed  electronically as Exhibit g5 to  Post-Effective  Amendment No. 35 to the
Registration  Statement of the Registrant on April 29, 2004, File No.  33-19589,
and incorporated herein by reference).

          (f) Amendment No. 3 to the Global Custody  Agreement  between American
Century Investments and the JPMorgan Chase Bank, dated as of May 31, 2006 (filed
electronically   as  Exhibit  g6  to  Pre-Effective   Amendment  No.  1  to  the
Registration  Statement of American Century Growth Funds,  Inc. on May 30, 2006,
File No. 333-132114, and incorporated herein by reference).

          (g) Special Custody and Pledge Agreement with Goldman, Sachs & Co. and
State  Street  Bank  and  Trust  Company,   dated   September  29,  2005  (filed
electronically  as  Exhibit  g6  to  Post-Effective  Amendment  No.  41  to  the
Registration  Statement  of the  Registrant  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

          (h) Custodian and  Investment  Accounting  Agreement with State Street
Bank and Trust Company,  dated May 27, 2005 (filed  electronically as Exhibit g6 to  Post-Effective  Amendment No. 27 to the  Registration  Statement of American
Century  Investment Trust on May 27, 2005, File No.  33-65170,  and incorporated herein by reference).

          (i) Amendment No. 1 to Custodian and Investment  Accounting  Agreement
with State Street Bank and Trust  Company,  effective  September 30, 2005 (filed electronically  as  Exhibit  g8  to  Post-Effective  Amendment  No.  41  to  the
Registration  Statement  of the  Registrant  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

          (j) Amendment No. 2 to Custodian and Investment  Accounting  Agreement
with State  Street  Bank and Trust  Company,  effective  March 31,  2006  (filed electronically  as  Exhibit  g9  to  Post-Effective  Amendment  No.  32  to  the
Registration  Statement of American Century  Investment Trust on March 31, 2006,
File No. 33-65170, and incorporated herein by reference).

          (k)  Registered  Investment  Company  Custody  Agreement with Goldman,
Sachs & Co.,  dated  February  6, 2006 (filed  electronically  as Exhibit g10 to
Post-Effective  Amendment No. 44 to the Registration Statement of the Registrant
on April 28, 2006, File No. 33-19589, and incorporated herein by reference).

          (l) Amendment to Futures and Options Account  Agreement and Registered
Investment  Company Custody Agreement with Goldman,  Sachs & Co.,  effective May
12, 2006 (filed electronically as Exhibit g11 to Post-Effective Amendment No. 44
to the  Registration  Statement of the  Registrant  on April 28, 2006,  File No.
33-19589, and incorporated herein by reference).

          (m) Amendment to Futures and Options Account  Agreement and Registered
Investment  Company  Custody  Agreement  with  Goldman,  Sachs & Co.,  effective
November  30,  2006  (filed  electronically  as  Exhibit  g13 to  Post-Effective
Amendment No. 46 to the Registration Statement of the Registrant on November 29,
2006, File No. 33-19589, and incorporated herein by reference).

     (10) (a) Master  Distribution and Individual  Shareholder  Services Plan (C
Class),  dated  September  16,  2000  (filed  electronically  as  Exhibit  m3 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Target  Maturities  Trust on April  17,  2001,  File No.  2-94608,  and
incorporated herein by reference).

          (b)  Amendment  No.  1  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (C Class), dated August 1, 2001 (filed  electronically as Exhibit m5 to Post-Effective  Amendment No. 44 to the Registration  Statement
of American Century  Government Income Trust on July 31, 2001, File No. 2-99222,
and incorporated herein by reference).

          (c)  Amendment  No.  2  to  the  Master  Distribution  and  Individual
Shareholder   Services   Plan  (C  Class),   dated   December   3,  2001  (filed
electronically  as  Exhibit  m7  to  Post-Effective  Amendment  No.  16  to  the
Registration  Statement  of American  Century  Investment  Trust on November 30,
2001, File No. 33-65170, and incorporated herein by reference).

          (d)  Amendment  No.  3  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (C Class), dated July 1, 2002 (filed electronically as
Exhibit m9 to Post-Effective  Amendment No. 17 to the Registration  Statement of
American  Century  Investment  Trust on June 28, 2002,  File No.  33-65170,  and
incorporated herein by reference).

          (e)  Amendment  No.  4  to  the  Master  Distribution  and  Individual
Shareholder   Services   Plan  (C  Class),   dated   September  3,  2002  (filed
electronically  as  Exhibit  m5  to  Post-Effective  Amendment  No.  35  to  the
Registration  Statement of American  Century  Municipal  Trust on September  30,
2002, File No. 2-91229, and incorporated herein by reference).

          (f)  Amendment  No.  5  to  the  Master  Distribution  and  Individual
Shareholder   Services   Plan  (C  Class),   dated   January  2,  2004,   (filed
electronically  as  Exhibit  m6  to  Post-Effective  Amendment  No.  42  to  the
Registration Statement of American Century Municipal Trust on February 26, 2004,
File No. 2-91229, and incorporated herein by reference).

          (g)  Amendment  No.  6  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (C Class), dated May 1, 2004 (filed  electronically as
Exhibit m13 to Post-Effective  Amendment No. 35 to the Registration Statement of
the Registrant on April 29, 2004, File No. 33-19589,  and incorporated herein by reference).

          (h)  Amendment  No.  7  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (C Class), dated May 1, 2005 (filed  electronically as
Exhibit m15 to Post-Effective  Amendment No. 38 to the Registration Statement of
the Registrant on May 13, 2005, File No. 33-19589,  and  incorporated  herein by reference).

          (i)  Amendment  No.  8  to  the  Master  Distribution  and  Individual
Shareholder   Services  Plan  (C  Class),   dated   September  29,  2005  (filed
electronically  as  Exhibit  m17  to  Post-Effective  Amendment  No.  41 to  the
Registration  Statement  of the  Registrant  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

          (j)  Amendment  No.  9  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (C Class), dated March 30, 2006 (filed  electronically as Exhibit m10 to Post-Effective  Amendment No. 50 to the Registration Statement
of American  Century  Municipal Trust on March 31, 2006,  File No. 2-14213,  and
incorporated herein by reference).

          (k)  Amendment  No.  10 to  the  Master  Distribution  and  Individual
Shareholder   Services   Plan  (C  Class),   dated   November  29,  2006  (filed
electronically  as  Exhibit  m19  to  Post-Effective  Amendment  No.  46 to  the
Registration  Statement  of the  Registrant  on  November  29,  2006,  File  No.
33-19589, and incorporated herein by reference).

          (l) Master  Distribution and Individual  Shareholder  Services Plan (A
Class),  dated  September  3,  2002  (filed  electronically  as  Exhibit  m6  to
Post-Effective  Amendment  No.  34 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal  Funds on October 1, 2002,  File No.
2-82734, and incorporated herein by reference).

          (m)  Amendment  No.  1  to  the  Master  Distribution  and  Individual
Shareholder   Services   Plan  (A  Class),   dated   February  27,  2004  (filed
electronically  as  Exhibit  m18  to  Post-Effective  Amendment  No.  104 to the
Registration  Statement of American  Century Mutual Funds,  Inc. on February 26,
2004, File No. 2-14213, and incorporated herein by reference).

          (n)  Amendment  No.  2  to  the  Master  Distribution  and  Individual
Shareholder   Services  Plan  (A  Class),   dated   September  30,  2004  (filed
electronically  as  Exhibit  m22  to  Post-Effective  Amendment  No.  106 to the
Registration  Statement of American  Century Mutual Funds,  Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).

          (o)  Amendment  No.  3  to  the  Master  Distribution  and  Individual
Shareholder   Services   Plan  (A  Class),   dated   November  17,  2004  (filed
electronically  as  Exhibit  m23  to  Post-Effective  Amendment  No.  106 to the
Registration  Statement of American  Century Mutual Funds,  Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).

          (p)  Amendment  No.  4  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (A Class), dated May 1, 2005 (filed  electronically as
Exhibit m13 to Post-Effective  Amendment No. 44 to the Registration Statement of
American  Century  Municipal  Trust.  on May 13,  2005,  File No.  2-91229,  and
incorporated herein by reference).

          (q)  Amendment  No.  5  to  the  Master  Distribution  and  Individual
Shareholder   Services  Plan  (A  Class),   dated   September  29,  2005  (filed
electronically  as  Exhibit  m25  to  Post-Effective  Amendment  No.  38 to  the
Registration  Statement of American Century World Mutual Funds, Inc. on November
30, 2005, File No. 33-39242, and incorporated herein by reference).

          (r)  Amendment  No.  6  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (A Class), dated March 30, 2006 (filed  electronically as Exhibit m27 to Post-Effective  Amendment No. 23 to the Registration Statement
of American Century  Strategic Asset  Allocations,  Inc. on March 30, 2006, File
No. 33-79482, and incorporated herein by reference).

          (s)  Amendment  No.  7  to  the  Master  Distribution  and  Individual
Shareholder   Services   Plan  (A  Class),   dated   November  29,  2006  (filed
electronically  as  Exhibit  m34  to  Post-Effective  Amendment  No.  46 to  the
Registration  Statement  of the  Registrant  on  November  26,  2006,  File  No.
33-19589, and incorporated herein by reference).

          (t) Master  Distribution and Individual  Shareholder  Services Plan (B
Class),  dated  September  3,  2002  (filed  electronically  as  Exhibit  m7  to
Post-Effective  Amendment  No.  34 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal  Funds on October 1, 2002,  File No.
2-82734, and incorporated herein by reference).

          (u)  Amendment  No.  1  to  the  Master  Distribution  and  Individual
Shareholder   Services   Plan  (B  Class),   dated   February  27,  2004  (filed
electronically  as  Exhibit  m20  to  Post-Effective  Amendment  No.  104 to the
Registration  Statement of American  Century Mutual Funds,  Inc. on February 26,
2004, File No. 2-14213, and incorporated herein by reference).

          (v)  Amendment  No.  2  to  the  Master  Distribution  and  Individual
Shareholder   Services  Plan  (B  Class),   dated   September  30,  2004  (filed
electronically  as Exhibit  m26 to  Post-Effective  No. 106 to the  Registration
Statement of American Century Mutual Funds,  Inc. on November 29, 2004, File No.
2-14213, and incorporated herein by reference).

          (w)  Amendment  No.  3  to  the  Master  Distribution  and  Individual
Shareholder   Services   Plan  (B  Class),   dated   November  17,  2004  (filed
electronically  as  Exhibit  m27  to  Post-Effective  Amendment  No.  106 to the
Registration  Statement of American  Century Mutual Funds,  Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).

          (x)  Amendment  No.  4  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (B Class), dated May 1, 2005 (filed  electronically as
Exhibit m18 to Post-Effective  Amendment No. 44 to the Registration Statement of
Municipal Trust on May 13, 2005, File No. 2-91229,  and  incorporated  herein by reference).

          (y)  Amendment  No.  5  to  the  Master  Distribution  and  Individual
Shareholder   Services  Plan  (B  Class),   dated   September  29,  2005  (filed
electronically  as  Exhibit  m31  to  Post-Effective  Amendment  No.  38 to  the
Registration  Statement of American Century World Mutual Funds, Inc. on November
30, 2005, File No. 33-39242, and incorporated herein by reference).

          (z)  Amendment  No.  6  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (B Class), dated March 30, 2006 (filed  electronically as Exhibit m34 to Post-Effective  Amendment No. 23 to the Registration Statement
of American Century  Strategic Asset  Allocations,  Inc. on March 30, 2006, File
No. 33-79482, and incorporated herein by reference).

          (aa)  Amendment  No.  7 to  the  Master  Distribution  and  Individual
Shareholder   Services   Plan  (B  Class),   dated   November  29,  2006  (filed
electronically  as  Exhibit  m42  to  Post-Effective  Amendment  No.  46 to  the
Registration  Statement  of the  Registrant  on  November  26,  2006,  File  No.
33-19589, and incorporated herein by reference).

          (bb)  Master  Distribution  and  Shareholder  Services  Plan  (Advisor
Class),  dated  August  1,  1997,  (filed   electronically  as  Exhibit  m18  to
Post-Effective  Amendment  No.  32 to the  Registration  Statement  of  American
Century  Target  Maturities  Trust on January 31, 2000,  File No.  2-94608,  and
incorporated herein by reference).

          (cc) Amendment to Master  Distribution  and Shareholder  Services Plan
(Advisor  Class),  dated June 29,  1998 (filed  electronically  as Exhibit m2 to
Post-Effective  Amendment  No.  32 to the  Registration  Statement  of  American
Century  Target  Maturities  Trust on January 31, 2000,  File No.  2-94608,  and
incorporated herein by reference).

          (dd) Amendment No. 1 to Master  Distribution and Shareholder  Services
Plan (Advisor Class),  dated August 1, 2001 (filed  electronically as Exhibit m3 to  Post-Effective  Amendment No. 44 to the  Registration  Statement of American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

          (ee) Amendment No. 2 to Master  Distribution and Shareholder  Services
Plan (Advisor Class), dated December 3, 2001 (filed electronically as Exhibit m4 to Post-Effective Amendment No. 16 to the Registration Statement of the American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

          (ff) Amendment No. 3 to Master  Distribution and Shareholder  Services
Plan (Advisor Class), dated July 1, 2002 (filed  electronically as Exhibit m5 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  Target  Maturities  Trust on January 31, 2005,  File No.  2-94608,  and
incorporated herein by reference).

          (gg) Amendment No. 4 to Master  Distribution and Shareholder  Services
Plan (Advisor Class),  dated May 1, 2004 (filed  electronically as Exhibit m6 to
Post-Effective  Amendment No. 35 to the Registration Statement of the Registrant
on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

          (hh) Amendment No. 5 to Master  Distribution and Shareholder  Services
Plan (Advisor Class), dated July 29, 2005 (filed electronically as Exhibit m7 to
Post-Effective  Amendment  No.  51 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 28,  2005,  File  No.  2-99222,  and
incorporated herein by reference).

          (ii)  Amendment  No.  6 to the  Master  Distribution  and  Shareholder
Services Plan (Advisor Class), dated September 29, 2005 (filed electronically as
Exhibit m8 to Post-Effective  Amendment No. 41 to the Registration  Statement of
the Registrant on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

          (jj) Master Distribution and Individual  Shareholder  Services Plan (R
Class),  dated  August  29,  2003  (filed   electronically  as  Exhibit  m16  to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century Strategic Asset Allocations, Inc. on August 28, 2003, File No. 33-79482,
and incorporated herein by reference).

          (kk)  Amendment  No.  1 to  the  Master  Distribution  and  Individual
Shareholder Services Plan (R Class), dated May 1, 2004 (filed  electronically as
Exhibit m13 to Post-Effective  Amendment No. 35 to the Registration Statement of
the Registrant on April 29, 2004, File No. 33-19589,  and incorporated herein by reference).

          (ll)  Amendment  No.  2 to  the  Master  Distribution  and  Individual
Shareholder   Services   Plan  (R  Class),   dated   February  24,  2005  (filed
electronically  as  Exhibit  m30  to  Post-Effective  Amendment  No.  22 to  the
Registration Statement of American Century Strategic Asset Allocations,  Inc. on
March 30, 2005, File No. 33-79482, and incorporated herein by reference).

          (mm)  Amendment  No.  3 to  the  Master  Distribution  and  Individual
Shareholder Services Plan (R Class),  dated July 29, 2005 (filed  electronically as Exhibit m33 to Post-Effective Amendment No. 111 to the Registration Statement
of American Century Mutual Funds,  Inc. on July 28, 2005, File No. 2-14213,  and
incorporated herein by reference).

          (nn)  Amendment  No.  4 to  the  Master  Distribution  and  Individual
Shareholder   Services  Plan  (R  Class),   dated   September  29,  2005  (filed
electronically  as  Exhibit  m22  to  Post-Effective  Amendment  No.  41 to  the
Registration  Statement  of the  Registrant  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

          (oo)  Amendment  No.  5 to  the  Master  Distribution  and  Individual
Shareholder Services Plan (R Class), dated March 30, 2006 (filed  electronically as Exhibit m40 to Post-Effective  Amendment No. 23 to the Registration Statement
of American Century  Strategic Asset  Allocations,  Inc. on March 30, 2006, File
No. 33-79482, and incorporated herein by reference).

          (pp)  Amendment  No.  6 to  the  Master  Distribution  and  Individual
Shareholder   Services   Plan  (R  Class),   dated   November  29,  2006  (filed
electronically  as  Exhibit  m26  to  Post-Effective  Amendment  No.  46 to  the
Registration  Statement  of the  Registrant  on  November  29,  2006,  File  No.
33-19589, and incorporated herein by reference).

          (qq) Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed  electronically  as Exhibit n to  Post-Effective  Amendment No. 35 to the
Registration  Statement of American  Century  California  Tax-Free and Municipal
Funds on  December  17,  2002,  File No.  2-82734,  and  incorporated  herein by reference).

          (rr) Amendment No. 1 to the Amended and Restated  Multiple Class Plan,
dated December 31, 2002 (filed  electronically  as Exhibit n2 to  Post-Effective
Amendment No. 39 to the  Registration  Statement of American  Century  Municipal
Trust on  December  23,  2002,  File No.  2-91229,  and  incorporated  herein by reference).

          (ss) Amendment No. 2 to the Amended and Restated  Multiple Class Plan,
dated  August 29, 2003  (filed  electronically  as Exhibit n3 to  Post-Effective
Amendment No. 17 to the  Registration  Statement of American  Century  Strategic
Asset Allocations,  Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

          (tt) Amendment No. 3 to the Amended and Restated  Multiple Class Plan,
dated February 27, 2004 (filed  electronically  as Exhibit n4 to  Post-Effective
Amendment  No. 104 to the  Registration  Statement  of American  Century  Mutual
Funds, Inc. on February 26, 2004, File No. 2-14213,  and incorporated  herein by reference).

          (uu) Amendment No. 4 to the Amended and Restated  Multiple Class Plan,
dated  May  1,  2004  (filed  electronically  as  Exhibit  n5 to  Post-Effective
Amendment No. 35 to the  Registration  Statement of the  Registrant on April 29,
2004, File No. 33-19589, and incorporated herein by reference).

          (vv) Amendment No. 5 to the Amended and Restated  Multiple Class Plan,
dated  August 1, 2004  (filed  electronically  as Exhibit  n6 to  Post-Effective
Amendment No. 24 to the Registration  Statement of American  Century  Investment
Trust on  August  1,  2004,  File  No.  33-65170,  and  incorporated  herein  by reference).

          (ww) Amendment No. 6 to the Amended and Restated  Multiple Class Plan,
dated  as  of  September  30,  2004  (filed  electronically  as  Exhibit  n7  to
Post-Effective  Amendment  No.  20 to the  Registration  Statement  of  American
Century  Strategic  Asset  Allocations,  Inc. on September  29,  2004,  File No.
33-79482, and incorporated herein by reference).

          (xx) Amendment No. 7 to the Amended and Restated  Multiple Class Plan,
dated November 17, 2004 (filed  electronically  as Exhibit n8 to  Post-Effective
Amendment  No. 106 to the  Registration  Statement  of American  Century  Mutual
Funds, Inc. on November 29, 2004, File No. 2-14213,  and incorporated  herein by reference).

          (yy) Amendment No. 8 to the Amended and Restated  Multiple Class Plan,
dated February 24, 2005 (filed  electronically  as Exhibit n9 to  Post-Effective
Amendment No. 22 to the  Registration  Statement of American  Century  Strategic
Asset Allocations,  Inc. on March 30, 2005, File No. 33-79482,  and incorporated herein by reference).

          (zz) Amendment No. 9 to the Amended and Restated  Multiple Class Plan,
dated July 29,  2005  (filed  electronically  as Exhibit  n10 to  Post-Effective
Amendment  No. 111 to the  Registration  Statement  of American  Century  Mutual
Funds,  Inc. on July 28, 2005,  File No.  2-14213,  and  incorporated  herein by reference).

          (aaa)  Amendment  No. 10 to the Amended and  Restated  Multiple  Class
Plan,  dated  September  29,  2005  (filed  electronically  as  Exhibit  n11  to
Post-Effective  Amendment No. 41 to the Registration Statement of the Registrant
on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

          (bbb)  Amendment  No. 11 to the Amended and  Restated  Multiple  Class
Plan,   dated  March  30,  2006   (filed   electronically   as  Exhibit  n12  to
Post-Effective  Amendment  No.  23 to the  Registration  Statement  of  American
Century Strategic Asset Allocations,  Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

          (ccc)  Amendment  No. 12 to the Amended and  Restated  Multiple  Class
Plan,  dated  November  29,  2006  (filed   electronically  as  Exhibit  n13  to
Post-Effective  Amendment No. 46 to the Registration Statement of the Registrant
on November 29, 2006, File No. 33-19589, and incorporated herein by reference)

     (11)  Opinion  and  Consent of  Counsel,  dated  February  27,  2007 (filed electronically  as Exhibit 11 to the Registration  Statement on Form N-14 of the
Registrant on February 27, 2007, File No. 333-140913, and incorporated herein by reference). herein.

     (12)  Not applicable.

     (13) (a)  Transfer  Agency   Agreement  with  American   Century   Services
Corporation,  dated  August  1,  1997  (filed  electronically  as  Exhibit  9 to
Post-Effective  Amendment  No.  33 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  1997,  File  No.  2-99222,  and
incorporated herein by reference).

          (b) Amendment No. 1 to the Transfer Agency Agreement  American Century
Services Corporation, dated June 29, 1998 (filed electronically as Exhibit 9b to
Post-Effective  Amendment  No.  23 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds on June 29,  1998,  File No.  33-19589,  and
incorporated herein by reference).

          (c) Amendment  No. 2 to the Transfer  Agency  Agreement  with American
Century Services  Corporation,  dated November 20, 2000 (filed electronically as
Exhibit h4 to Post-Effective  Amendment No. 30 to the Registration  Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2000,
File No. 2-82734, and incorporated herein by reference).

          (d) Amendment  No. 3 to the Transfer  Agency  Agreement  with American
Century  Services  Corporation,  dated August 1, 2001 (filed  electronically  as
Exhibit h5 to Post-Effective  Amendment No. 44 to the Registration  Statement of
American Century Government Income Trust on July 31, 2001, File No. 2-99222, and
incorporated herein by reference).

          (e) Amendment  No. 4 to the Transfer  Agency  Agreement  with American
Century Services  Corporation,  dated December 3, 2001 (filed  electronically as
Exhibit h6 to Post-Effective  Amendment No. 16 to the Registration  Statement of
American Century  Investment Trust on November 30, 2001, File No. 33-65170,  and
incorporated herein by reference).

          (f) Amendment  No. 5 to the Transfer  Agency  Agreement  with American
Century  Services  Corporation,  dated  July 1, 2002  (filed  electronically  as
Exhibit h6 to Post-Effective  Amendment No. 17 to the Registration  Statement of
American  Century  Investment  Trust on June 28, 2002,  File No.  33-65170,  and
incorporated herein by reference).

          (g) Amendment  No. 6 to the Transfer  Agency  Agreement  with American
Century Services  Corporation,  dated September 3, 2002 (filed electronically as
Exhibit h7 to Post-Effective  Amendment No. 35 to the Registration  Statement of
the Registrant on September 30, 2002, File No. 2-91229,  and incorporated herein by reference).

          (h) Amendment  No. 7 to the Transfer  Agency  Agreement  with American
Century Services  Corporation,  dated December 31, 2002 (filed electronically as
Exhibit h8 to  Post-Effective  Amendment No. 4 to the Registration  Statement of
American  Century  Variable  Portfolios II, Inc. on December 23, 2002,  File No.
333-46922, and incorporated herein by reference).

          (i) Amendment  No. 8 to the Transfer  Agency  Agreement  with American
Century Services Corporation, dated May 1, 2004 (filed electronically as Exhibit
h10 to Post-Effective Amendment No. 35 to the Registration Statement of American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

          (j) Amendment  No. 9 to the Transfer  Agency  Agreement  with American
Century Services,  LLC, dated May 1, 2005 (filed electronically as Exhibit h9 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century Quantitative Equity Funds, Inc. on May 13, 2005, File No. 33-19589,  and
incorporated herein by reference).

          (k) Amendment No. 10 to the Transfer  Agency  Agreement  with American
Century Services, LLC, dated September 29, 2005 (filed electronically as Exhibit
h11 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

          (l) Amendment No. 11 to the Transfer  Agency  Agreement  with American
Century Services, LLC, dated March 30, 2006 (filed electronically as Exhibit h12 to  Post-Effective  Amendment No. 50 to the  Registration  Statement of American
Century  Municipal Trust on March 31, 2006, File No. 2-14213,  and  incorporated herein by reference).

          (m) Amendment No. 12 to the Transfer  Agency  Agreement  with American
Century Services, LLC, dated April 28, 2006 (filed electronically as Exhibit h13 to  Post-Effective  Amendment  No.  44 to  the  Registration  Statement  of  the
Registrant on April 28, 2006,  File No.  33-19589,  and  incorporated  herein by reference).

          (n) Amendment No. 13 to the Transfer  Agency  Agreement  with American
Century Services,  LLC, dated November 29, 2006 (filed electronically as Exhibit
h14 to  Post-Effective  Amendment  No. 46 to the  Registration  Statement of the
Registrant on November 29, 2006, File No. 33-19589,  and incorporated  herein by reference).

          (o) Credit  Agreement  with  JPMorgan  Chase Bank,  as  Administrative
Agent,  dated  December  17,  2003  (filed   electronically  as  Exhibit  h9  to
Post-Effective  Amendment  No.  39 to the  Registration  Statement  of  American
Century  Target  Maturities  Trust on January 30, 2004,  File No.  2-94608,  and
incorporated herein by reference).

          (p) Termination,  Replacement and Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December  13,  2006  (filed electronically  as  Exhibit  h13  to  Post-Effective  Amendment  No.  41 to  the
Registration  Statement of American  Century  California  Tax-Free and Municipal
Funds on  December  28,  2006,  File No.  2-82734,  and  incorporated  herein by reference).

          (q)  Customer   Identification   Program  Reliance   Agreement  (filed
electronically   as  Exhibit  h2  to  Pre-Effective   Amendment  No.  1  to  the
Registration  Statement of American Century Growth Funds,  Inc. on May 30, 2006,
File No. 333-116351, and incorporated herein by reference).

          (r)  New  Account   Agreement   with  Goldman,   Sachs  &  Co.  (filed
electronically  as  Exhibit  h15  to  Post-Effective  Amendment  No.  41 to  the
Registration  Statement  of the  Registrant  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

          (s)  Prime  Brokerage  Supplement  with  Goldman,  Sachs & Co.  (filed electronically  as  Exhibit  h16  to  Post-Effective  Amendment  No.  41 to  the
Registration  Statement  of the  Registrant  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

          (t)  Amendment  No.  1 to  Prime  Brokerage  Agreement,  dated  as  of
September 29, 2005, by and between  Goldman,  Sachs & Co. and Long/Short  Equity
Fund,  a series of American  Century  Quantitative  Equity  Funds,  Inc.  (filed electronically  as  Exhibit  h17  to  Post-Effective  Amendment  No.  41 to  the
Registration  Statement  of the  Registrant  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

     (14) Consent of  PricewaterhouseCoopers  LLP, independent registered public accounting firm, dated March 29, 2007, is included herein.

     (15)  Not applicable.

     (16) (a) Power of Attorney,  dated March 8, 2007, is included herein.

          (b) Secretary's Certificate, dated March 13, 2007, is included herein.

     (17)  Form  of  proxy  card  is included herein.

Item 17.  Undertakings

Not applicable.

                                   SIGNATURES

     As required by the  Securities Act of 1933, as amended,  this  Registration
Statement  has been  signed on behalf of the  Registrant,  in the City of Kansas
City, State of Missouri on the 30th day of March, 2007.

                            AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                            (Registrant)

                            By: *
                                -----------------------------------------
                                Jonathan S. Thomas
                                President

     As required by the Securities Act of 1933, this Registration  Statement has been  signed  by the  following  persons  in  the  capacities  and on the  dates indicated.

SIGNATURE                      TITLE                              DATE
---------                      -----                              ----

*                          President                        March 30, 2007
------------------------
Jonathan S. Thomas

*                          Vice President,                  March 30, 2007
------------------------   Treasurer and Chief
Robert J. Leach            Financial Officer

*                          Director                         March 30, 2007
------------------------
John Freidenrich

*                          Chairman of the                  March 30, 2007
------------------------   Board and Director
Ronald J. Gilson

*                          Director                         March 30, 2007
------------------------
Kathryn A. Hall

*                          Director                         March 30, 2007
------------------------
Myron S. Scholes

*                          Director                         March 30, 2007
------------------------
John B. Shoven

*                          Director                         March 30, 2007
------------------------
Jeanne D. Wohlers

*By:  /s/ Brian L. Brogan
      ----------------------------------------
      Brian L. Brogan
      Attorney in Fact
      (pursuant to Power of Attorney
      dated March 8, 2007)

                                  EXHIBIT INDEX

EXHIBIT             DESCRIPTION OF DOCUMENT
NUMBER

EXHIBIT (14)        Consent  of  PricewaterhouseCoopers LLP, independent
                    registered public accounting firm, dated March 29, 2007.

EXHIBIT (16)(a)     Power of Attorney, dated March 8, 2007.

EXHIBIT (16)(b)     Secretary's Certificate, dated March 13, 2007.

EXHIBIT (17)        Form of proxy card.